UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

April 30, 2013

Columbia Intermediate Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Intermediate Bond Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Intermediate Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	34
Statement of Operations	36
Statement of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	62
Federal Income Tax Information	63
Trustees and Officers	64
Important Information About This Report	69

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Intermediate Bond Fund

Performance Overview

Performance Summary

>  Columbia Intermediate Bond Fund (the Fund) Class A shares returned 5.52% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 3.68% for the same 12-month period.

>  Selected overweights in sectors outside the Treasury market helped the Fund outperform its benchmark.

Average Annual Total Returns (%) (for period ended April 30, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		5.52	6.52	5.39
Including sales charges		2.05	5.83	4.88
Class B	02/01/02
Excluding sales charges		4.74	5.73	4.61
Including sales charges		1.74	5.73	4.61
Class C	02/01/02
Excluding sales charges		4.90	5.89	4.76
Including sales charges		3.90	5.89	4.76
Class I*	09/27/10	6.00	6.88	5.70
Class K*	02/28/13	5.67	6.59	5.44
Class R*	01/23/06	5.26	6.26	5.13
Class R4*	11/08/12	5.77	6.79	5.65
Class R5*	11/08/12	5.82	6.80	5.66
Class W*	09/27/10	5.59	6.58	5.44
Class Y*	11/08/12	5.84	6.80	5.66
Class Z	12/05/78	5.79	6.79	5.65
Barclays U.S. Aggregate Bond Index		3.68	5.72	5.04

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia Intermediate Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia Intermediate Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 5.52% excluding sales charges. The Fund's return was higher than the 3.68% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same 12-month period. Selected overweights in sectors outside the Treasury market helped the Fund outperform its benchmark.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) weighed on the global economy throughout the 12-month period ended April 30, 2013. Late in the period, the sequester clouded consumer confidence in the United States, even though it has had little material impact on the economy to date. However, a decrease in the U.S. unemployment rate early in 2013, steady manufacturing activity and a rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other volatile assets as central banks continued to pour liquidity into key markets.

Risk Taking Rewarded for Fixed-Income Investors

Within fixed-income, investors were rewarded for venturing away from the safety of the Treasury market. In this environment, the Fund benefited from its investments in high quality commercial mortgage-backed securities (CMBS), corporate bonds and high-yield bonds, all of which outperformed lower-yielding, lower risk securities. High-yield bonds are not represented in the benchmark index, which gave the Fund a relative advantage in an environment that favored riskier assets. The Fund was correspondingly underweight in underperforming sectors, such as Treasury securities and agency mortgage-backed securities, which also benefited relative returns.

During the period, we noted an improvement in appraisals in commercial real estate and responded by taking a more aggressive stance with the Fund's positions in CMBS. Specifically, we moved down the capital structure to invest in junior bonds whose risk profiles we believed were improving in line with the underlying markets. This move aided overall returns.

Not all decisions had a positive impact on results. Late last summer, we trimmed the Fund's high-yield investments (from approximately 7.0% to 4.5% of net assets), and this move detracted from returns when the high-yield group continued to rally. The Fund's overall duration, a measure of interest rate sensitivity, was slightly shorter than the benchmark, which detracted somewhat from relative results. The Fund's shorter duration meant it did not benefit as much as the index when yields declined. (Bond prices and yields move in opposite directions.)

Looking Ahead

We intend to continue to seek high quality investments and adjust risk exposure in accordance with prevailing valuations and economic trends. We are mindful

Portfolio Management

Carl Pappo, CFA

Brian Lavin, CFA

Michael Zazzarino

Portfolio Breakdown (%) (at April 30, 2013)
Asset-Backed Securities — Agency	1.1
Asset-Backed Securities — Non-Agency	4.3
Commercial Mortgage-Backed Securities — Non-Agency	11.4
Common Stocks	0.0	(a)
Financials	0.0	(a)
Industrials	0.0	(a)
Corporate Bonds & Notes	48.2
Consumer Discretionary	4.9
Consumer Staples	1.8
Energy	3.8
Financials	16.0
Health Care	2.7
Industrials	3.0
Materials	1.5
Telecommunication	7.0
Utilities	7.5
Foreign Government Obligations	0.3
Money Market Funds	0.1
Municipal Bonds	1.4
Preferred Debt	3.1
Residential Mortgage-Backed Securities — Agency	14.6
Residential Mortgage-Backed Securities — Non-Agency	3.9
Senior Loans	0.6
Consumer Discretionary	0.1
Consumer Staples	0.2
Energy	0.0	(a)
Financials	0.1
Health Care	0.1
Industrials	0.0	(a)
Materials	0.0	(a)
Telecommunication	0.1
Treasury Bills	3.0
U.S. Treasury Obligations	8.0
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013

Columbia Intermediate Bond Fund

Manager Discussion of Fund Performance (continued)

that consensus forecasts now call for annual economic growth in the 2% range, and our portfolio positioning is currently consistent with that outlook. In particular, as the riskier sectors of the market have rallied, their yield advantage over Treasury securities has compressed. Should we see further erosion of the yield advantage, we would seek to adopt a more conservative framework.

Quality Breakdown (%) (at April 30, 2013)
AAA rating	35.7
AA rating	6.3
A rating	13.0
BBB rating	31.9
Non-investment grade	9.5
Non rated	3.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Columbia Intermediate Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.50		1,020.53	4.29		4.31	0.86
Class B	1,000.00	1,000.00	1,006.70		1,016.81	8.01		8.05	1.61
Class C	1,000.00	1,000.00	1,007.50		1,017.50	7.32		7.35	1.47
Class I	1,000.00	1,000.00	1,012.40		1,022.36	2.44		2.46	0.49
Class K	1,000.00	1,000.00	1,011.90	*	1,020.88	1.31	*	3.96	0.79	*
Class R	1,000.00	1,000.00	1,009.20		1,019.24	5.58		5.61	1.12
Class R4	1,000.00	1,000.00	1,009.90	**	1,021.82	2.84	**	3.01	0.60	**
Class R5	1,000.00	1,000.00	1,010.30	**	1,022.12	2.56	**	2.71	0.54	**
Class W	1,000.00	1,000.00	1,010.40		1,020.58	4.24		4.26	0.85
Class Y	1,000.00	1,000.00	1,010.50	**	1,022.56	2.13	**	2.26	0.45	**
Class Z	1,000.00	1,000.00	1,011.70		1,021.72	3.09		3.11	0.62

*For the period February 28, 2013 through April 30, 2013. Class K shares commenced operations on February 28, 2013.

**For the period November 8, 2012 through April 30, 2013. Class R4, Class R5 and Class Y shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 50.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
ADS Tactical, Inc. Senior Secured(a) 04/01/18	11.000%	1,076,000	1,073,310
B/E Aerospace, Inc. Senior Unsecured 04/01/22	5.250%	563,000	598,187
Bombardier, Inc. Senior Notes(a) 01/15/23	6.125%	614,000	663,120
Huntington Ingalls Industries, Inc. 03/15/18	6.875%	1,111,000	1,229,044
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%	1,281,000	1,412,302
L-3 Communications Corp. 02/15/21	4.950%	10,050,000	11,337,686
Lockheed Martin Corp. Senior Unsecured 09/15/21	3.350%	3,775,000	4,008,488
Oshkosh Corp. 03/01/20	8.500%	736,000	824,320
TransDigm, Inc. 12/15/18	7.750%	128,000	141,760
TransDigm, Inc.(a) 10/15/20	5.500%	347,000	370,423
Total			21,658,640
Automotive 1.8%
Allison Transmission, Inc.(a) 05/15/19	7.125%	802,000	872,175
American Axle & Manufacturing, Inc. 03/15/21	6.250%	487,000	513,176
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	983,000	1,100,960
Dana Holding Corp. Senior Unsecured 02/15/21	6.750%	356,000	390,710
Ford Motor Co. Senior Unsecured 02/01/29	6.375%	10,635,000	12,467,368
07/16/31	7.450%	8,525,000	11,343,169
11/01/46	7.400%	6,485,000	8,606,380
Ford Motor Credit Co. LLC Senior Unsecured 04/15/16	4.207%	5,694,000	6,081,254
06/15/16	3.984%	52,751,000	56,097,893

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jaguar Land Rover Automotive PLC(a) 02/01/23	5.625%	650,000	679,250
Lear Corp. 03/15/18	7.875%	560,000	606,200
Schaeffler Finance BV(a) Senior Secured 02/15/19	8.500%	482,000	550,685
05/15/21	4.750%	412,000	417,150
Visteon Corp. 04/15/19	6.750%	936,000	1,009,710
Total			100,736,080
Banking 11.1%
Ally Financial, Inc. 02/15/17	5.500%	314,000	342,236
03/15/20	8.000%	3,265,000	4,105,737
Bank of Montreal Senior Unsecured 11/06/22	2.550%	32,775,000	32,678,439
Bank of New York Mellon Corp. (The) Senior Unsecured 05/15/19	5.450%	3,325,000	4,031,147
Barclays Bank PLC(a)(b) 09/29/49	7.434%	27,022,000	29,453,980
Barclays Bank PLC(b) 12/15/49	6.278%	13,820,000	13,612,700
Chinatrust Commercial Bank Subordinated Notes(a)(b) 03/29/49	5.625%	3,570,000	3,672,637
Citigroup, Inc. Subordinated Notes 08/25/36	6.125%	5,485,000	6,318,396
Citigroup, Inc.(b) 05/29/49	5.350%	50,410,000	50,410,000
Citigroup, Inc.(b)(c) 05/29/49	5.350%	10,075,000	10,075,000
City National Bank Subordinated Notes 07/15/22	5.375%	12,545,000	14,091,994
Discover Bank Subordinated Notes 11/18/19	8.700%	3,045,000	4,090,842
HBOS PLC Subordinated Notes(a) 05/21/18	6.750%	26,389,000	29,449,649
JPMorgan Chase & Co. Senior Unsecured 09/23/22	3.250%	5,755,000	5,893,195

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase & Co.(b) 04/29/49	7.900%	45,291,000	52,748,525
12/29/49	5.150%	2,015,000	2,047,744
JPMorgan Chase Capital XXI(b) 02/02/37	1.223%	23,320,000	18,976,650
JPMorgan Chase Capital XXIII(b) 05/15/47	1.290%	21,955,000	17,257,728
Lloyds Banking Group PLC(a)(b) 11/29/49	6.267%	13,770,000	11,084,850
12/31/49	6.657%	10,925,000	10,406,062
M&T Bank Corp.(a) 12/31/49	6.875%	25,445,000	26,446,413
Mellon Capital IV(b) 06/29/49	4.000%	1,035,000	1,006,538
Merrill Lynch & Co., Inc. Subordinated Notes 05/02/17	5.700%	8,245,000	9,190,182
PNC Financial Services Group, Inc. (The)(b) 05/29/49	8.250%	47,390,000	47,485,159
Royal Bank of Scotland Group PLC Senior Unsecured 09/18/15	2.550%	14,060,000	14,482,630
State Street Capital Trust IV(b) 06/01/67	1.280%	13,675,000	11,538,281
State Street Corp. 03/15/18	4.956%	39,754,000	45,192,268
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	1,041,000	1,199,753
U.S. Bancorp Subordinated Notes 07/15/22	2.950%	17,600,000	17,789,640
Wachovia Capital Trust III(b) 03/29/49	5.570%	22,395,000	22,506,975
Washington Mutual Bank Subordinated Notes(d)(e)(f) 01/15/15	5.125%	27,379,000	41,069
Wells Fargo & Co. Subordinated Notes 02/13/23	3.450%	44,485,000	45,392,138
Wells Fargo & Co.(b) 03/29/49	7.980%	30,575,000	35,428,781
Wells Fargo Capital X 12/15/36	5.950%	14,155,000	14,471,039
Total			612,918,377

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage —%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	682,000	733,150
Nuveen Investments, Inc.(a) Senior Unsecured 10/15/17	9.125%	182,000	194,285
10/15/20	9.500%	579,000	623,873
Total			1,551,308
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc. Senior Unsecured(a) 04/15/21	5.625%	302,000	314,080
Gibraltar Industries, Inc.(a) 02/01/21	6.250%	209,000	224,153
HD Supply, Inc. 01/15/21	10.500%	568,000	595,690
Secured 04/15/20	11.000%	385,000	473,550
HD Supply, Inc.(a) Senior Unsecured 07/15/20	7.500%	730,000	790,225
Norcraft Companies LP/Finance Corp. Secured 12/15/15	10.500%	793,000	834,632
Nortek, Inc. 12/01/18	10.000%	127,000	142,716
04/15/21	8.500%	592,000	661,560
Total			4,036,606
Chemicals 0.8%
Ashland, Inc.(a) 08/15/22	4.750%	440,000	459,800
08/15/22	4.750%	296,000	309,320
Senior Unsecured 04/15/18	3.875%	607,000	625,210
Celanese U.S. Holdings LLC 06/15/21	5.875%	757,000	847,840
11/15/22	4.625%	80,000	82,400
Dow Chemical Co. (The) Senior Unsecured 11/15/22	3.000%	5,265,000	5,267,132
Dupont Performance Coatings, Inc.(a) 05/01/21	7.375%	845,000	899,925
Huntsman International LLC 11/15/20	4.875%	300,000	314,250
JM Huber Corp. Senior Notes(a) 11/01/19	9.875%	827,000	952,084

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Koppers, Inc. 12/01/19	7.875%	235,000	259,675
Lubrizol Corp. 02/01/19	8.875%	4,611,000	6,396,393
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	11,065,000	12,609,541
11/15/21	6.000%	8,020,000	9,730,714
MacDermid, Inc.(a) 04/15/17	9.500%	770,000	795,025
Momentive Performance Materials, Inc. Senior Secured 10/15/20	8.875%	673,000	733,570
10/15/20	10.000%	85,000	89,888
PQ Corp. Secured(a) 05/01/18	8.750%	1,828,000	1,962,815
Total			42,335,582
Construction Machinery 0.3%
CNH Capital LLC 11/01/16	6.250%	446,000	493,945
Case New Holland, Inc. 12/01/17	7.875%	1,206,000	1,435,140
Caterpillar, Inc. Senior Unsecured 06/26/22	2.600%	8,065,000	8,275,045
Columbus McKinnon Corp. 02/01/19	7.875%	752,000	810,280
H&E Equipment Services, Inc. 09/01/22	7.000%	102,000	112,965
Neff Rental LLC/Finance Corp. Secured(a) 05/15/16	9.625%	888,000	952,380
United Rentals North America, Inc. 12/15/19	9.250%	695,000	797,513
04/15/22	7.625%	711,000	815,872
Secured 07/15/18	5.750%	605,000	659,450
Total			14,352,590
Consumer Cyclical Services 0.1%
Corrections Corp. of America(a) 05/01/23	4.625%	357,000	372,173
Goodman Networks, Inc. Senior Secured(a) 07/01/18	13.125%	849,000	943,451
Monitronics International, Inc. 04/01/20	9.125%	385,000	418,688

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vivint, Inc.(a) Senior Secured 12/01/19	6.375%	1,809,000	1,822,567
Senior Unsecured 12/01/20	8.750%	678,000	715,290
Total			4,272,169
Consumer Products 0.1%
Alphabet Holding Co., Inc. Senior Unsecured PIK(a) 11/01/17	7.750%	359,000	376,052
Serta Simmons Holdings LLC Senior Unsecured(a) 10/01/20	8.125%	1,018,000	1,084,170
Spectrum Brands Escrow Corp.(a) 11/15/20	6.375%	594,000	648,945
11/15/22	6.625%	305,000	336,263
Spectrum Brands, Inc. 03/15/20	6.750%	835,000	910,150
Tempur-Pedic International, Inc.(a) 12/15/20	6.875%	109,000	118,946
Total			3,474,526
Diversified Manufacturing 0.7%
Amsted Industries, Inc. Senior Notes(a) 03/15/18	8.125%	426,000	462,210
Apex Tool Group LLC(a) 02/01/21	7.000%	205,000	220,375
General Electric Co. Senior Unsecured 10/09/22	2.700%	18,860,000	19,423,499
10/09/42	4.125%	18,257,000	19,329,197
Silver II Borrower/US Holdings LLC(a) 12/15/20	7.750%	624,000	669,240
Total			40,104,521
Electric 4.1%
Alabama Power Co. Senior Unsecured 03/15/41	5.500%	19,980,000	25,175,280
01/15/42	4.100%	4,453,000	4,643,575
Arizona Public Service Co. Senior Unsecured 08/01/16	6.250%	5,471,000	6,384,055
CMS Energy Corp. Senior Unsecured 09/30/15	4.250%	3,690,000	3,966,750
02/15/18	5.050%	7,836,000	9,001,605

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp. Senior Secured(a) 02/15/21	7.500%	659,000	743,022
Commonwealth Edison Co. 1st Mortgage 08/15/16	5.950%	5,344,000	6,196,614
03/15/36	5.900%	8,325,000	10,795,752
Senior Unsecured 07/15/18	6.950%	4,500,000	5,537,691
Consolidated Edison Co. of New York, Inc. Senior Unsecured 04/01/38	6.750%	7,228,000	10,414,587
Duke Energy Carolinas LLC 1st Refunding Mortgage 09/30/42	4.000%	18,876,000	19,264,015
FPL Energy American Wind LLC Senior Secured(a) 06/20/23	6.639%	1,571,799	1,517,434
FPL Energy National Wind LLC Senior Secured(a) 03/10/24	5.608%	676,413	661,062
FirstEnergy Corp. Senior Unsecured 03/15/18	2.750%	18,020,000	18,367,588
03/15/23	4.250%	9,325,000	9,632,147
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	627,000	744,562
Georgia Power Co. Senior Unsecured 09/01/40	4.750%	10,707,000	11,877,821
Nevada Power Co. 05/15/18	6.500%	2,173,000	2,690,924
08/01/18	6.500%	1,818,000	2,260,975
09/15/40	5.375%	2,525,000	3,122,553
05/15/41	5.450%	20,945,000	26,233,814
Niagara Mohawk Power Corp. Senior Unsecured(a) 08/15/19	4.881%	6,213,000	7,217,773
Ohio Edison Co. Senior Unsecured 05/01/15	5.450%	1,130,000	1,232,321
Oncor Electric Delivery Co. LLC Senior Secured 09/30/40	5.250%	10,541,000	12,328,553
Pacific Gas & Electric Co. Senior Unsecured 01/15/40	5.400%	6,060,000	7,384,849
Southern California Edison Co. 1st Refunding Mortgage 09/01/40	4.500%	6,075,000	6,858,511

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tampa Electric Co. Senior Unsecured 05/15/18	6.100%	3,709,000	4,574,076
Tenaska Alabama II Partners LP Senior Secured(a) 03/30/23	6.125%	2,289,230	2,516,690
Toledo Edison Co. (The) Senior Secured 05/15/37	6.150%	3,543,000	4,486,575
TransAlta Corp. Senior Unsecured 01/15/15	4.750%	885,000	933,402
Total			226,764,576
Entertainment 0.1%
AMC Entertainment, Inc. 06/01/19	8.750%	884,000	973,505
12/01/20	9.750%	46,000	53,475
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.(a) 03/15/21	5.250%	443,000	452,968
Cinemark USA, Inc.(a) 12/15/22	5.125%	302,000	312,570
Six Flags, Inc.(a)(d)(e)(g) 06/01/14	0.000%	458,000	—
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(d)(e) 07/01/15	9.300%	2,183,793	2,183,793
Total			3,976,311
Environmental —%
Clean Harbors, Inc. 08/01/20	5.250%	831,000	878,783
Clean Harbors, Inc.(a) 06/01/21	5.125%	578,000	604,010
Total			1,482,793
Food and Beverage 1.5%
ARAMARK Corp.(a) 03/15/20	5.750%	471,000	493,373
Campbell Soup Co. Senior Unsecured 08/02/22	2.500%	7,978,000	7,704,841
08/02/42	3.800%	10,842,000	10,025,608
Coca-Cola Co. (The) Senior Unsecured 09/01/21	3.300%	18,641,000	20,423,676
ConAgra Foods, Inc. Senior Unsecured 01/25/18	1.900%	13,053,000	13,291,517
10/01/28	7.000%	12,110,000	16,018,115

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Constellation Brands Inc.(c) Senior Unsecured 05/01/21	3.750%	217,000	217,000
05/01/23	4.250%	361,000	361,000
HJ Heinz Co. Secured(a) 10/15/20	4.250%	1,477,000	1,495,463
Heineken NV Senior Unsecured(a) 10/01/42	4.000%	2,620,000	2,583,328
Mondelez International, Inc. Senior Unsecured 02/09/40	6.500%	4,725,000	6,356,937
Pinnacle Foods Finance LLC/Corp.(a) 05/01/21	4.875%	383,000	394,011
Shearer's Foods, Inc. LLC Senior Secured(a) 11/01/19	9.000%	477,000	530,663
Total			79,895,532
Gaming 0.1%
Caesars Entertainment Operating Co., Inc. Senior Secured 02/15/20	8.500%	487,000	469,955
MGM Resorts International 03/01/18	11.375%	849,000	1,097,332
12/15/21	6.625%	311,000	337,824
MGM Resorts International(a) 10/01/20	6.750%	109,000	119,628
ROC Finance LLC/Corp. Secured(a) 09/01/18	12.125%	1,149,000	1,350,075
Seminole Indian Tribe of Florida(a) Secured 10/01/17	7.750%	61,000	65,880
Senior Secured 10/01/20	6.535%	728,000	815,360
Senior Unsecured 10/01/20	7.804%	695,000	761,998
Seneca Gaming Corp.(a) 12/01/18	8.250%	473,000	510,840
Studio City Finance Ltd.(a) 12/01/20	8.500%	1,433,000	1,604,960
Tunica-Biloxi Gaming Authority Senior Unsecured(a) 11/15/15	9.000%	577,000	526,512
Total			7,660,364

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gas Distributors 0.1%
Sempra Energy Senior Unsecured 06/01/16	6.500%	5,060,000	5,883,272
Gas Pipelines 3.6%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	1,132,000	1,168,790
Colorado Interstate Gas Co. LLC Senior Unsecured 11/15/15	6.800%	12,753,000	14,612,183
El Paso LLC Senior Secured 09/15/20	6.500%	1,329,000	1,500,109
01/15/32	7.750%	416,000	474,104
El Paso Pipeline Partners Operating Co. LLC 10/01/21	5.000%	15,509,000	17,891,369
Enterprise Products Operating LLC 03/15/23	3.350%	10,615,000	11,081,455
02/01/41	5.950%	13,978,000	17,038,273
02/15/42	5.700%	4,809,000	5,733,035
Hiland Partners LP/Finance Corp.(a) 10/01/20	7.250%	1,549,000	1,723,262
Kinder Morgan Energy Partners LP Senior Unsecured 02/15/15	5.625%	2,745,000	2,975,382
01/15/38	6.950%	5,315,000	7,002,225
09/01/39	6.500%	6,924,000	8,779,867
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	603,000	670,838
02/15/23	5.500%	938,000	1,029,455
07/15/23	4.500%	137,000	142,823
NiSource Finance Corp. 02/15/23	3.850%	5,220,000	5,499,040
12/15/40	6.250%	10,065,000	12,280,830
Regency Energy Partners LP/Finance Corp. 12/01/18	6.875%	303,000	331,028
07/15/21	6.500%	1,176,000	1,317,120
04/15/23	5.500%	783,000	857,385
Regency Energy Partners LP/Finance Corp.(a) 11/01/23	4.500%	370,000	382,950
Sabine Pass Liquefaction LLC(a) Senior Secured 02/01/21	5.625%	760,000	786,600
04/15/23	5.625%	618,000	634,995
Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured 06/15/21	4.400%	11,545,000	12,862,735

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Natural Gas Co. LLC Senior Unsecured 03/01/32	8.000%	7,110,000	10,419,456
TransCanada PipeLines Ltd.(b) 05/15/67	6.350%	30,598,000	32,666,425
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 04/15/16	6.400%	5,897,000	6,753,869
08/01/42	4.450%	14,145,000	14,610,413
Williams Partners LP Senior Unsecured 04/15/40	6.300%	7,360,000	8,965,518
Total			200,191,534
Health Care 1.5%
Amsurg Corp.(a) 11/30/20	5.625%	317,000	334,435
Biomet, Inc.(a) 08/01/20	6.500%	575,000	626,750
CHS/Community Health Systems, Inc. 11/15/19	8.000%	945,000	1,071,394
Senior Secured 08/15/18	5.125%	474,000	507,180
ConvaTec Healthcare E SA Senior Unsecured(a) 12/15/18	10.500%	1,090,000	1,226,250
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	568,000	604,920
Emdeon, Inc. 12/31/19	11.000%	787,000	918,822
Express Scripts Holding Co. 02/15/17	2.650%	19,156,000	20,137,994
02/15/22	3.900%	12,275,000	13,394,492
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	335,000	374,363
01/31/22	5.875%	846,000	968,670
Fresenius Medical Care U.S. Finance, Inc.(a) 09/15/18	6.500%	848,000	981,560
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	328,000	359,160
HCA, Inc. 02/15/22	7.500%	1,655,000	1,977,725
05/01/23	5.875%	194,000	210,975
Senior Secured 02/15/20	6.500%	889,000	1,026,795
02/15/20	7.875%	395,000	437,956
Hanger, Inc. 11/15/18	7.125%	479,000	522,110

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hologic, Inc. 08/01/20	6.250%	239,000	258,120
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	916,000	968,670
IMS Health, Inc. Senior Unsecured(a) 11/01/20	6.000%	427,000	456,890
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	426,000	477,120
McKesson Corp. Senior Unsecured 12/15/22	2.700%	24,205,000	24,374,919
Multiplan, Inc.(a) 09/01/18	9.875%	1,331,000	1,497,375
Physio-Control International, Inc. Senior Secured(a) 01/15/19	9.875%	635,000	725,487
Physiotherapy Associates Holdings, Inc. Senior Unsecured(a) 05/01/19	11.875%	439,000	384,125
Radnet Management, Inc. 04/01/18	10.375%	364,000	389,480
Rural/Metro Corp. Senior Unsecured(a) 07/15/19	10.125%	503,000	520,605
STHI Holding Corp. Secured(a) 03/15/18	8.000%	768,000	840,960
Tenet Healthcare Corp.(a) Senior Secured 06/01/20	4.750%	397,000	412,880
04/01/21	4.500%	509,000	519,180
Truven Health Analytics, Inc. Senior Unsecured(a) 06/01/20	10.625%	590,000	674,075
Universal Hospital Services, Inc. Secured 08/15/20	7.625%	415,000	449,238
Vanguard Health Holding Co. II LLC/Inc. 02/01/18	8.000%	1,391,000	1,505,757
02/01/19	7.750%	258,000	280,253
Total			80,416,685
Healthcare Insurance 0.2%
Aetna, Inc. Senior Unsecured 11/15/22	2.750%	12,060,000	12,014,775

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.1%
Ashton Woods U.S.A. LLC/Finance Co.(a) 02/15/21	6.875%	339,000	346,204
Beazer Homes USA, Inc. 05/15/19	9.125%	311,000	340,545
Beazer Homes USA, Inc.(a) 02/01/23	7.250%	275,000	287,375
KB Home 03/15/20	8.000%	419,000	493,373
Meritage Homes Corp. 04/01/22	7.000%	461,000	519,778
Meritage Homes Corp.(a) 03/01/18	4.500%	377,000	378,885
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	753,000	855,596
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/20	7.750%	701,000	786,872
04/15/21	5.250%	178,000	182,005
Total			4,190,633
Independent Energy 2.8%
Anadarko Petroleum Corp. Senior Unsecured 09/15/17	6.375%	5,310,000	6,364,564
03/15/40	6.200%	4,650,000	5,873,215
Antero Resources Finance Corp. 12/01/17	9.375%	53,000	57,638
08/01/19	7.250%	219,000	237,615
Aurora USA Oil & Gas, Inc. Senior Unsecured(a) 04/01/20	7.500%	702,000	730,080
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	1,428,000	1,581,510
Chesapeake Energy Corp. 08/15/20	6.625%	1,568,000	1,775,760
02/15/21	6.125%	1,185,000	1,303,500
03/15/23	5.750%	667,000	723,695
Comstock Resources, Inc. 06/15/20	9.500%	773,000	869,625
Concho Resources, Inc. 01/15/21	7.000%	2,742,000	3,084,750
Continental Resources, Inc. 04/01/21	7.125%	1,068,000	1,233,540
09/15/22	5.000%	2,358,000	2,564,325
Continental Resources, Inc.(a) 04/15/23	4.500%	18,878,000	20,128,667

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Devon Energy Corp. Senior Unsecured 01/15/19	6.300%	4,360,000	5,266,304
05/15/42	4.750%	5,730,000	5,910,140
EP Energy Holdings LLC/Bond Co., Inc. Senior Unsecured PIK(a) 12/15/17	8.125%	452,000	481,380
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	1,373,000	1,599,545
EnCana Corp. Senior Unsecured 11/15/21	3.900%	4,515,000	4,862,958
Halcon Resources Corp.(a) 05/15/21	8.875%	927,000	994,207
Hess Corp. Senior Unsecured 02/15/19	8.125%	2,925,000	3,814,366
10/01/29	7.875%	4,885,000	6,569,236
08/15/31	7.300%	2,143,000	2,773,953
Kodiak Oil & Gas Corp. 12/01/19	8.125%	1,964,000	2,234,050
Kodiak Oil & Gas Corp.(a) 01/15/21	5.500%	390,000	411,450
Laredo Petroleum, Inc. 02/15/19	9.500%	728,000	829,920
05/01/22	7.375%	814,000	895,400
MEG Energy Corp.(a) 01/30/23	6.375%	492,000	519,060
Nexen, Inc. Senior Unsecured 05/15/37	6.400%	10,780,000	14,108,045
07/30/39	7.500%	13,901,000	20,619,465
Oasis Petroleum, Inc. 11/01/21	6.500%	2,241,000	2,465,100
01/15/23	6.875%	753,000	835,830
Plains Exploration & Production Co. 02/15/23	6.875%	731,000	832,426
QEP Resources, Inc. Senior Unsecured 05/01/23	5.250%	1,214,000	1,289,875
Range Resources Corp. 05/15/19	8.000%	482,000	527,790
08/01/20	6.750%	415,000	460,650
Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(a) 09/30/20	5.298%	4,899,179	5,425,840
SM Energy Co. Senior Unsecured 11/15/21	6.500%	447,000	491,700
01/01/23	6.500%	254,000	280,670

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Whiting Petroleum Corp. 10/01/18	6.500%	53,000	57,108
Woodside Finance Ltd.(a) 05/10/21	4.600%	21,105,000	23,880,898
Total			154,965,850
Integrated Energy 0.7%
Shell International Finance BV 08/21/22	2.375%	28,405,000	28,593,865
03/25/40	5.500%	9,256,000	12,037,215
Total			40,631,080
Life Insurance 1.9%
ING U.S., Inc.(a) 07/15/22	5.500%	3,680,000	4,154,009
MetLife Capital Trust X(a) 04/08/38	9.250%	27,070,000	37,898,000
MetLife, Inc. 08/01/39	10.750%	9,161,000	14,565,990
Prudential Financial, Inc. Senior Unsecured 12/01/17	6.000%	431,000	515,477
Prudential Financial, Inc.(b) 06/15/38	8.875%	30,232,000	37,638,840
09/15/42	5.875%	9,820,000	10,611,689
03/15/44	5.200%	1,270,000	1,292,225
Total			106,676,230
Lodging —%
Choice Hotels International, Inc. 07/01/22	5.750%	484,000	542,080
Media Cable 1.2%
CCO Holdings LLC/Capital Corp. 01/31/22	6.625%	1,804,000	1,984,400
CCO Holdings LLC/Capital Corp.(a) 03/15/21	5.250%	505,000	515,100
CSC Holdings LLC Senior Unsecured 02/15/18	7.875%	507,000	595,725
02/15/19	8.625%	87,000	105,923
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	442,000	503,880
Cablevision Systems Corp. Senior Unsecured 04/15/20	8.000%	475,000	546,250
09/15/22	5.875%	409,000	414,113

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a) 09/15/20	6.375%	727,000	774,255
Cogeco Cable, Inc.(a) 05/01/20	4.875%	167,000	170,131
DIRECTV Holdings LLC/Financing Co., Inc. 02/15/16	3.125%	5,473,000	5,766,960
03/01/16	3.500%	16,707,000	17,792,253
03/15/17	2.400%	13,940,000	14,426,520
03/01/21	5.000%	4,642,000	5,286,978
DISH DBS Corp. 06/01/21	6.750%	1,578,000	1,704,240
07/15/22	5.875%	837,000	853,740
DISH DBS Corp.(a) 03/15/23	5.000%	351,000	340,470
Lynx II Corp. Senior Unsecured(a) 04/15/23	6.375%	366,000	396,195
NBCUniversal Enterprise, Inc.(a) 04/15/19	1.974%	11,890,000	12,044,683
Quebecor Media, Inc. Senior Unsecured(a) 01/15/23	5.750%	731,000	762,068
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a) 01/15/23	5.500%	356,000	367,125
Videotron Ltd. 07/15/22	5.000%	411,000	423,330
WaveDivision Escrow LLC/Corp. Senior Unsecured(a) 09/01/20	8.125%	24,000	25,560
WideOpenWest Finance LLC/Capital Corp.(a) 07/15/19	10.250%	335,000	376,875
Total			66,176,774
Media Non-Cable 1.3%
AMC Networks, Inc. 07/15/21	7.750%	1,348,000	1,543,460
12/15/22	4.750%	372,000	382,230
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	1,161,000	1,250,977
Clear Channel Worldwide Holdings, Inc.(a) 11/15/22	6.500%	780,000	836,550
DigitalGlobe, Inc.(a) 02/01/21	5.250%	327,000	330,270
Hughes Satellite Systems Corp. 06/15/21	7.625%	875,000	1,004,063
Senior Secured 06/15/19	6.500%	436,000	485,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intelsat Jackson Holdings SA 10/15/20	7.250%	2,168,000	2,406,480
Intelsat Luxembourg SA(a) 06/01/21	7.750%	276,000	291,180
06/01/23	8.125%	785,000	834,063
MDC Partners, Inc.(a) 04/01/20	6.750%	661,000	687,440
NBCUniversal Media LLC 04/01/16	2.875%	5,922,000	6,264,665
National CineMedia LLC Senior Secured 04/15/22	6.000%	574,000	625,660
News America, Inc. 12/15/35	6.400%	3,710,000	4,714,790
02/15/41	6.150%	6,636,000	8,334,789
Nielsen Finance LLC/Co. 10/15/18	7.750%	10,345,000	11,521,744
Nielsen Finance LLC/Co.(a) 10/01/20	4.500%	13,788,000	14,080,995
Reed Elsevier Capital, Inc.(a) 10/15/22	3.125%	15,745,000	15,579,293
Starz LLC/Finance Corp. 09/15/19	5.000%	229,000	239,019
Univision Communications, Inc.(a) 05/15/21	8.500%	890,000	992,350
Senior Secured 11/01/20	7.875%	784,000	882,000
09/15/22	6.750%	551,000	611,610
Total			73,898,678
Metals 0.6%
Alpha Natural Resources, Inc. 04/15/18	9.750%	889,000	964,565
06/01/19	6.000%	170,000	158,525
ArcelorMittal USA LLC 04/15/14	6.500%	8,622,000	8,968,190
ArcelorMittal Senior Unsecured 02/25/15	4.250%	4,160,000	4,305,904
08/05/15	4.250%	3,635,000	3,797,917
10/15/39	7.500%	1,154,000	1,214,090
03/01/41	7.250%	4,352,000	4,450,447
Arch Coal, Inc. 06/15/21	7.250%	157,000	143,655
Arch Coal, Inc.(a) 06/15/19	9.875%	815,000	847,600
Calcipar SA Senior Secured(a) 05/01/18	6.875%	690,000	737,437

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FMG Resources August 2006 Proprietary Ltd.(a) 11/01/19	8.250%	983,000	1,071,470
Inmet Mining Corp.(a) 06/01/20	8.750%	1,194,000	1,289,520
06/01/21	7.500%	446,000	466,070
JMC Steel Group, Inc. Senior Notes(a) 03/15/18	8.250%	528,000	552,420
Peabody Energy Corp. 11/15/21	6.250%	937,000	999,076
Rio Tinto Finance USA PLC 08/21/22	2.875%	3,875,000	3,862,356
Total			33,829,242
Non-Captive Consumer 0.8%
Discover Financial Services Senior Unsecured 04/27/22	5.200%	3,367,000	3,859,414
11/21/22	3.850%	9,800,000	10,258,787
HSBC Finance Capital Trust IX(b) 11/30/35	5.911%	8,013,000	8,133,195
HSBC Finance Corp. Subordinated Notes 01/15/21	6.676%	16,605,000	20,092,930
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	950,000	985,625
Total			43,329,951
Non-Captive Diversified 0.8%
Air Lease Corp. 03/01/20	4.750%	997,000	1,031,895
CIT Group, Inc. Senior Unsecured 08/15/17	4.250%	259,000	274,540
CIT Group, Inc.(a) Senior Secured 04/01/18	6.625%	477,000	555,705
Senior Unsecured 02/15/19	5.500%	2,851,000	3,221,630
General Electric Capital Corp. Senior Unsecured 09/07/22	3.150%	32,610,000	33,151,815
International Lease Finance Corp. Senior Unsecured 04/15/18	3.875%	92,000	93,380
05/15/19	6.250%	409,000	458,591
12/15/20	8.250%	2,805,000	3,506,250
04/15/21	4.625%	155,000	157,713
Total			42,451,519

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.3%
Athlon Holdings LP/Finance Corp.(a) 04/15/21	7.375%	384,000	404,160
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	1,722,000	1,876,980
Green Field Energy Services, Inc.(a) Senior Secured 11/15/16	13.250%	1,276,000	1,314,280
11/15/16	13.250%	31,000	31,930
Offshore Group Investments Ltd. Senior Secured(a) 04/01/23	7.125%	607,000	631,280
Oil States International, Inc.(a) 01/15/23	5.125%	433,000	444,908
Weatherford International Ltd. 03/15/38	7.000%	8,740,000	10,328,617
Total			15,032,155
Other Financial Institutions —%
FTI Consulting, Inc.(a) 11/15/22	6.000%	405,000	432,338
Other Industry 0.8%
Igloo Holdings Corp. PIK Senior Unsecured(a) 12/15/17	8.250%	359,000	373,360
Interline Brands, Inc. 11/15/18	7.500%	710,000	766,800
Memorial Sloan-Kettering Cancer Center Senior Unsecured 07/01/52	4.125%	16,955,000	17,095,811
President and Fellows of Harvard College Senior Notes 10/15/40	4.875%	8,205,000	9,978,241
President and Fellows of Harvard College(a) 01/15/39	6.500%	9,860,000	14,515,054
Unifrax I LLC/Holding Co.(a) 02/15/19	7.500%	437,000	454,480
Total			43,183,746
Packaging 0.1%
Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc. Senior Unsecured(a) 11/15/20	7.000%	869,000	912,450
Reynolds Group Issuer, Inc. LLC Senior Secured 10/15/20	5.750%	1,288,000	1,349,180

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC 04/15/19	9.000%	310,000	334,800
08/15/19	9.875%	1,137,000	1,276,283
02/15/21	8.250%	149,000	158,126
Senior Secured 08/15/19	7.875%	576,000	645,120
Sealed Air Corp.(a) 12/01/20	6.500%	212,000	236,910
09/15/21	8.375%	299,000	349,830
Total			5,262,699
Paper —%
Graphic Packaging International, Inc. 04/15/21	4.750%	610,000	631,350
Pharmaceuticals 1.2%
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a) 12/01/19	9.500%	312,000	361,140
Johnson & Johnson Senior Unsecured 05/15/41	4.850%	13,478,000	16,567,468
Merck & Co., Inc. Senior Unsecured 09/15/22	2.400%	22,160,000	22,350,443
09/15/42	3.600%	18,365,000	18,030,720
Roche Holdings, Inc.(a) 03/01/19	6.000%	5,407,000	6,716,094
Valeant Pharmaceuticals International(a) 10/15/20	6.375%	1,136,000	1,258,120
Total			65,283,985
Property & Casualty 0.9%
Alliant Holdings, Inc. Senior Unsecured(a) 12/15/20	7.875%	535,000	563,088
HUB International Ltd.(a) 10/15/18	8.125%	1,162,000	1,250,602
Liberty Mutual Group, Inc.(a) 05/01/22	4.950%	6,775,000	7,541,246
05/01/42	6.500%	11,755,000	13,828,511
Senior Unsecured 03/15/35	6.500%	3,375,000	3,894,456
Transatlantic Holdings, Inc. Senior Unsecured 11/30/39	8.000%	14,905,000	21,491,475
Total			48,569,378
Railroads 0.7%
BNSF Funding Trust I(b) 12/15/55	6.613%	19,236,000	22,025,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSX Corp. Senior Unsecured 05/30/42	4.750%	10,560,000	11,369,878
Union Pacific Corp. Senior Unsecured 08/15/18	5.700%	5,897,000	7,154,382
Total			40,549,480
Refining 0.2%
Marathon Petroleum Corp. Senior Unsecured 03/01/41	6.500%	6,540,000	8,458,816
REITs 1.2%
Boston Properties LP Senior Unsecured 05/15/21	4.125%	21,402,000	23,713,395
CBRE Services, Inc. 03/15/23	5.000%	266,000	272,318
Duke Realty LP Senior Unsecured 02/15/15	7.375%	4,125,000	4,552,754
08/15/19	8.250%	7,140,200	9,339,681
06/15/22	4.375%	7,440,000	8,023,802
Simon Property Group LP Senior Unsecured 02/01/23	2.750%	19,560,000	19,698,133
Total			65,600,083
Restaurants 0.6%
McDonald's Corp. Senior Unsecured(c) 05/01/43	3.625%	32,055,000	31,383,127
Retailers 1.1%
99 Cent Only Stores 12/15/19	11.000%	497,000	574,656
Amazon.com, Inc. Senior Unsecured 11/29/22	2.500%	17,725,000	17,405,471
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%	668,000	747,325
Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(a) 02/15/18	9.000%	596,000	618,350
Claire's Stores, Inc. Senior Secured(a) 03/15/20	6.125%	171,000	180,619
Jo-Ann Stores, Inc. Senior Unsecured(a) 03/15/19	8.125%	592,000	631,960
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc. 04/01/21	6.625%	659,000	757,026
Macy's Retail Holdings, Inc. 02/15/23	2.875%	6,200,000	6,147,548
07/15/27	6.790%	21,850,000	27,121,968
03/15/37	6.375%	3,925,000	4,745,415
Rite Aid Corp. 03/15/20	9.250%	412,000	476,890
Senior Secured 08/15/20	8.000%	215,000	245,638
Senior Unsecured 02/15/27	7.700%	489,000	511,005
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	396,000	426,690
Total			60,590,561
Supermarkets 0.4%
Kroger Co. (The) 12/15/18	6.800%	9,502,000	11,783,326
Safeway, Inc. Senior Unsecured 02/01/31	7.250%	6,605,000	7,868,140
Total			19,651,466
Technology 1.2%
Alliance Data Systems Corp.(a) 12/01/17	5.250%	546,000	569,205
04/01/20	6.375%	535,000	577,800
Amkor Technology, Inc. Senior Unsecured 06/01/21	6.625%	730,000	753,725
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%	249,000	273,900
CDW LLC/Finance Corp. 04/01/19	8.500%	562,000	629,440
Senior Secured 12/15/18	8.000%	301,000	337,496
CyrusOne LLP/Finance Corp.(a) 11/15/22	6.375%	691,000	735,915
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	260,000	271,700
07/15/21	7.000%	589,000	668,515
First Data Corp. 01/15/21	12.625%	530,000	575,050
First Data Corp.(a) 01/15/21	11.250%	280,000	292,600
06/15/21	10.625%	450,000	462,938
Secured 01/15/21	8.250%	1,138,000	1,209,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured 08/15/20	8.875%	538,000	613,320
11/01/20	6.750%	1,514,000	1,616,195
Flextronics International Ltd.(a) 02/15/20	4.625%	304,000	310,840
02/15/23	5.000%	242,000	246,840
Hewlett-Packard Co. Senior Unsecured 05/30/14	1.550%	2,155,000	2,167,152
06/02/14	4.750%	6,507,000	6,767,755
12/09/14	2.625%	5,819,000	5,948,956
03/15/15	2.350%	1,782,000	1,820,669
Microsoft Corp. Senior Unsecured 11/15/22	2.125%	4,300,000	4,237,710
NXP BV/Funding LLC(a) 02/15/21	5.750%	771,000	817,260
Nuance Communications, Inc.(a) 08/15/20	5.375%	834,000	859,020
Oracle Corp. Senior Unsecured 10/15/17	1.200%	6,260,000	6,298,530
10/15/22	2.500%	28,768,000	28,755,774
VeriSign, Inc.(a) 05/01/23	4.625%	440,000	451,000
Total			68,268,430
Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc. 01/15/19	8.250%	844,000	937,895
ERAC U.S.A. Finance LLC(a) 10/01/20	5.250%	4,550,000	5,339,447
10/15/37	7.000%	4,354,000	5,737,349
Hertz Corp. (The) 10/15/18	7.500%	451,000	498,919
01/15/21	7.375%	417,000	472,252
Total			12,985,862
Wireless 0.3%
Cricket Communications, Inc. 10/15/20	7.750%	367,000	373,423
Crown Castle International Corp. Senior Unsecured 01/15/23	5.250%	834,000	873,615
MetroPCS Wireless, Inc.(a) 04/01/23	6.625%	442,000	472,940
NII International Telecom SARL(a) 08/15/19	11.375%	2,072,000	2,393,160

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Telecommunications, Inc.(a) 07/15/20	5.750%	1,248,000	1,329,120
Sprint Nextel Corp. Senior Unsecured 08/15/20	7.000%	464,000	508,080
11/15/21	11.500%	752,000	1,041,520
11/15/22	6.000%	2,103,000	2,192,377
Sprint Nextel Corp.(a) 11/15/18	9.000%	1,875,000	2,306,250
United States Cellular Corp. Senior Unsecured 12/15/33	6.700%	5,965,000	6,475,479
Wind Acquisition Finance SA Senior Secured(a) 04/30/20	6.500%	1,145,000	1,199,387
Total			19,165,351
Wirelines 4.4%
AT&T, Inc. Senior Unsecured 12/01/22	2.625%	59,980,000	59,426,744
CenturyLink, Inc. Senior Unsecured 06/15/21	6.450%	10,357,000	11,466,711
Embarq Corp. Senior Unsecured 06/01/36	7.995%	12,622,000	13,890,852
Frontier Communications Corp. Senior Unsecured 04/15/22	8.750%	547,000	615,375
01/15/23	7.125%	692,000	716,220
04/15/24	7.625%	897,000	935,122
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	612,000	719,865
Level 3 Communications, Inc.(a) Senior Unsecured 06/01/19	8.875%	381,000	421,005
Level 3 Financing, Inc. 04/01/19	9.375%	1,474,000	1,661,935
PAETEC Holding Corp. 12/01/18	9.875%	860,000	989,000
Softbank Corp. Senior Unsecured(a) 04/15/20	4.500%	889,000	920,954
Telecom Italia Capital SA 09/30/14	4.950%	25,815,000	26,936,352
10/01/15	5.250%	13,489,000	14,396,864
07/18/36	7.200%	4,461,000	4,802,753

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telefonica Emisiones SAU 06/20/16	6.421%	7,565,000	8,523,690
07/03/17	6.221%	4,455,000	5,082,638
04/27/18	3.192%	37,875,000	38,335,446
04/27/20	5.134%	3,325,000	3,610,724
02/16/21	5.462%	13,971,000	15,428,221
04/27/23	4.570%	5,638,000	5,785,840
Verizon Communications, Inc. Senior Unsecured 11/01/22	2.450%	2,295,000	2,223,765
Verizon New York, Inc. 04/01/32	7.375%	11,967,000	15,552,373
Verizon Virginia, Inc. 10/01/29	8.375%	4,655,000	6,372,723
Windstream Corp. 08/01/23	6.375%	603,000	624,105
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	991,000	1,171,857
tw telecom holdings, Inc. 10/01/22	5.375%	367,000	384,433
Total			240,995,567
Total Corporate Bonds & Notes (Cost: $2,626,863,861)			2,776,462,672
Residential Mortgage-Backed Securities — Agency 15.2%
Federal Home Loan Mortgage Corp.(h) 06/01/41	4.500%	23,439,177	25,775,082
04/01/33- 06/01/33	5.500%	3,407,160	3,786,610
10/01/31- 07/01/37	6.000%	4,952,182	5,658,488
10/01/28- 07/01/32	7.000%	1,486,726	1,753,292
01/01/17- 02/01/25	8.000%	132,514	157,085
03/01/17- 11/01/26	8.500%	132,282	154,813
04/01/21	9.000%	7,558	8,326
07/01/20	12.000%	6,247	6,384
Federal National Mortgage Association(b)(h) 06/01/32	1.915%	4,356	4,550
08/01/36	2.324%	27,092	27,319
07/01/37	6.019%	195,368	214,014
Federal National Mortgage Association(c)(h) 05/01/43	3.000%	55,300,000	57,840,344
05/01/43	3.500%	103,125,000	109,876,470
05/01/43	4.000%	11,000,000	11,773,437

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(h) 03/01/41	3.500%	3,055,852	3,259,019
09/01/40- 06/01/42	4.000%	257,579,865	282,602,404
05/01/39- 07/01/41	4.500%	85,636,351	93,983,509
08/01/40- 05/01/41	5.000%	47,574,146	52,402,858
03/01/33- 01/01/40	5.500%	28,505,323	31,326,083
01/01/14- 08/01/38	6.000%	37,198,849	41,315,576
03/01/26- 07/01/38	7.000%	4,488,169	5,328,473
04/01/27- 06/01/32	7.500%	482,400	568,052
02/01/25- 08/01/27	8.000%	221,547	267,078
04/01/23	8.500%	51,235	56,323
06/01/24	9.000%	54,662	62,097
09/01/18	10.000%	25,013	28,526
CMO Series 1988-4 Class Z 03/25/18	9.250%	26,254	29,178
Federal National Mortgage Association(h)(i)(j) CMO PO STRIPS Series 43 Class 1 09/01/18	0.000%	2,796	2,680
Federal National Mortgage Association(h)(k) 12/01/40- 09/01/41	4.000%	59,627,750	65,464,165
Federal National Mortgage Association(h)(l) CMO IO Series 2003-71 Class IM 12/25/31	5.500%	482,232	21,412
Government National Mortgage Association(b)(h) 07/20/25	1.750%	36,491	38,203
Government National Mortgage Association(h) 03/15/41- 06/15/41	4.500%	38,714,250	42,691,666
01/15/30	7.000%	418,939	515,146
12/15/23- 07/20/28	7.500%	502,124	566,301
05/15/17	8.000%	3,136	3,366
02/15/25	8.500%	44,294	52,461
06/15/16- 10/15/16	9.000%	2,143	2,270
Total Residential Mortgage-Backed Securities — Agency (Cost: $806,648,606)			837,623,060

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Residential Mortgage-Backed Securities —
Non-Agency 4.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American General Mortgage Loan Trust(a)(b)(h) CMO Series 2009-1 Class A7 09/25/48	5.750%	17,012,411	18,022,132
CMO Series 2010-1A Class A1 03/25/58	5.150%	1,453,179	1,484,466
American Mortgage Trust Series 2093-3 Class 3A(d)(e)(h) 07/27/23	8.188%	4,030	2,444
BCAP LLC Trust(a)(b)(h) CMO Series 2012-RR10 Class 5A5 04/26/36	0.469%	17,325,114	16,713,587
BCAP LLC Trust(a)(e)(h) 08/26/36	0.328%	6,933,064	6,742,405
01/26/37	0.378%	10,703,528	10,355,663
BCAP LLC(a)(b)(e)(h) 05/26/47	0.410%	6,506,349	5,957,746
Series 2013-RR2 Class 7A1 07/26/36	3.000%	8,864,705	8,931,190
BCAP LLC(a)(b)(e)(h) CMO Series 2013-RR3 Class 2A1 02/26/37	4.198%	5,402,000	5,374,990
BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(a)(h) 08/27/37	6.000%	3,497,225	3,688,844
Banc of America Funding Corp. CMO Series 2012-R5 Class A(a)(b)(h) 10/03/39	0.464%	11,733,297	11,433,166
Bayview Opportunity Master Fund Trust IIB LP(a)(b)(h) CMO Series 2012-6NPL Class A 01/28/33	2.981%	3,881,738	3,911,249
Series 2012-4NPL Class A 07/28/32	3.475%	2,664,030	2,693,372
Citigroup Mortgage Loan Trust, Inc.(a)(b)(h) CMO Series 2012-7 Class 12A1 03/25/36	2.640%	4,520,299	4,578,096
CMO Series 2012-9 Class 1A1 02/20/36	5.186%	9,148,033	9,390,134
CMO Series 2013-2 Class 1A1 11/25/37	5.987%	10,688,064	11,143,022
Citigroup Mortgage Loan Trust, Inc.(a)(h) CMO Series 2012-A Class A 06/25/51	2.500%	7,360,600	7,286,994
Credit Suisse Mortgage Capital Certificates(a)(b)(h) CMO Series 2010-12R Class 13A1 12/26/37	2.891%	2,449,705	2,450,386
CMO Series 2011-16R Class 7A3 12/27/36	3.500%	3,906,604	4,002,270
CMO Series 2011-17R Class 2A1 12/27/37	3.400%	4,196,224	4,251,705
CMO Series 2011-17R Class 3A1 10/27/35	2.450%	13,325,000	13,423,108

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-4R Class 8A1 06/27/47	2.975%	4,958,183	4,968,508
Jefferies & Co., Inc. CMO Series 2010-R7 Class 7A4(a)(b)(h) 10/26/36	3.250%	1,970,688	1,983,262
Morgan Stanley Re-Remic Trust(a)(b)(h) CMO Series 2012-R2 Class 1A 11/26/36	0.360%	5,289,185	5,124,163
CMO Series 2013-R1 Class 4A 12/26/36	2.395%	7,651,899	7,805,725
CMO Series 2013-R2 Class 1A 10/26/36	5.889%	15,725,578	15,725,578
Nomura Asset Acceptance Corp.(b)(h) CMO Series 2007-1 Class 1A3 (AGM) 03/25/47	5.957%	540,466	552,208
CMO Series 2007-1 Class 1A4 (AGM) 03/25/47	6.138%	3,424,309	3,498,267
Nomura Resecuritization Trust CMO Series 2012-3R Class 1A1(a)(b)(h) 01/26/37	0.377%	7,086,996	6,578,994
Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(h) 08/26/52	2.734%	5,585,026	5,805,809
Sequoia Mortgage Trust CMO Series 2004-6 Class B2(b)(h) 07/20/34	1.519%	1,705,509	379,530
Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(h) 09/25/57	2.667%	4,950,779	4,993,906
Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(b)(h) 12/25/34	4.740%	1,162,472	1,177,105
VOLT LLC(a)(b)(h) Series 2012-RP3A Class A1 11/27/17	3.475%	10,229,516	10,269,094
VOLT LLC(a)(h) Series 2012-RP2A Class A1 06/26/17	4.704%	2,110,819	2,140,917
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $222,237,522)			222,840,035
Commercial Mortgage-Backed Securities — Non-Agency 12.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc.(h) Series 2005-3 Class A3A 07/10/43	4.621%	7,339,000	7,484,943
Series 2005-4 Class A5A 07/10/45	4.933%	15,734,000	17,021,639

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bear Stearns Commercial Mortgage Securities(b)(h) Series 2004-T14 Class A4 01/12/41	5.200%	5,918,764	6,071,272
Series 2005-T20 Class A4A 10/12/42	5.298%	6,038,000	6,605,711
Series 2006-PW12 Class AAB 09/11/38	5.885%	285,449	285,627
Bear Stearns Commercial Mortgage Securities(h) Series 2006-PW14 Class A4 12/11/38	5.201%	18,783,000	21,195,094
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(h) 10/15/49	5.431%	5,083,000	5,770,140
Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(h) Series 2005-CD1 Class A4 07/15/44	5.392%	5,855,000	6,400,985
Citigroup/Deutsche Bank Commercial Mortgage Trust(h) Series 2007-CD4 Class A4 12/11/49	5.322%	29,292,000	33,151,004
Commercial Mortgage Pass-Through Certificates(h) Series 2003-LB1A Class A2 06/10/38	4.084%	2,421,556	2,423,687
Series 2013-LC6 Class A2 01/10/46	1.906%	2,285,000	2,381,398
Credit Suisse First Boston Mortgage Securities Corp.(b)(h) Series 2004-C1 Class A4 01/15/37	4.750%	5,094,562	5,170,909
Credit Suisse First Boston Mortgage Securities Corp.(h) Series 2004-C2 Class A1 05/15/36	3.819%	157,183	158,773
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3(b)(h) 06/15/38	5.989%	9,753,597	10,939,458
DBRR Trust(a)(h) Series 2012-EZ1 Class A 09/25/45	0.946%	9,739,490	9,760,839
DBRR Trust(a)(e)(h) Series 2012-EZ1 Class A 09/25/45	1.393%	2,238,000	2,241,024
09/25/45	2.062%	9,895,675	9,936,457
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(b)(h) 06/10/48	4.772%	1,278,000	1,362,246
GMAC Commercial Mortgage Securities, Inc.(b)(h)(l) CMO IO Series 1997-C1 Class X 07/15/29	1.375%	4,037,436	115,208
GMAC Commercial Mortgage Securities, Inc.(h) Series 2003-C3 Class A4 04/10/40	5.023%	12,300,439	12,473,629

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Corp. II(h) Series 2005-GG4 Class A4A 07/10/39	4.751%	26,338,500	27,977,703
Series 2012-GCJ7 Class A2 05/10/45	2.318%	4,555,000	4,765,427
General Electric Capital Assurance Co.(a)(b)(h) Series 2003-1 Class A4 05/12/35	5.254%	2,312,569	2,440,247
Series 2003-1 Class A5 05/12/35	5.743%	3,346,000	4,047,124
Greenwich Capital Commercial Funding Corp.(b)(h) Series 2005-GG3 Class A4 08/10/42	4.799%	12,960,000	13,655,615
Series 2005-GG5 Class AM 04/10/37	5.277%	17,575,000	19,188,192
Series 2006-GG7 Class AM 07/10/38	6.060%	7,760,000	8,782,380
Greenwich Capital Commercial Funding Corp.(h) Series 2007-GG11 Class A4 12/10/49	5.736%	13,660,000	15,898,589
Series 2007-GG9 Class A4 03/10/39	5.444%	22,155,000	25,321,769
JPMorgan Chase Commercial Mortgage Securities Corp.(b)(h) Series 2005-LDP3 Class ASB 08/15/42	4.893%	3,426,652	3,568,800
Series 2005-LDP4 Class A4 10/15/42	4.918%	12,855,000	13,760,403
Series 2006-LDP6 Class ASB 04/15/43	5.490%	4,168,035	4,361,791
Series 2007-CB19 Class A4 02/12/49	5.910%	40,250,000	46,551,419
JPMorgan Chase Commercial Mortgage Securities Corp.(h) Series 2004-LN2 Class A1 07/15/41	4.475%	1,126,837	1,126,750
Series 2005-LDP2 Class A3 07/15/42	4.697%	1,003,111	1,002,969
LB-UBS Commercial Mortgage Trust(b)(h) Series 2004-C6 Class A6 08/15/29	5.020%	17,277,000	17,920,344
Series 2006-C4 Class AM 06/15/38	6.082%	2,585,000	2,934,766
Series 2007-C7 Class A3 09/15/45	5.866%	12,547,888	14,517,460
LB-UBS Commercial Mortgage Trust(h) Series 2004-C2 Class A3 03/15/29	3.973%	821,239	827,077
Series 2005-C3 Class A5 07/15/30	4.739%	11,381,000	12,141,490
Series 2006-C1 Class A2 02/15/31	5.084%	56,414	56,454
Series 2006-C1 Class A4 02/15/31	5.156%	5,278,000	5,805,747
Series 2007-C2 Class A3 02/15/40	5.430%	21,850,000	24,845,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage Investors, Inc. CMO IO Series 1998-C3 Class IO(b)(h)(l) 12/15/30	1.034%	7,808,078	108,993
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4(b)(h) 03/12/51	5.485%	18,415,000	21,016,616
Morgan Stanley Capital I Trust(h) Series 2004-T13 Class A4 09/13/45	4.660%	14,419,961	14,615,120
Series 2012-C4 Class A4 03/15/45	3.244%	3,910,000	4,196,567
Morgan Stanley Capital I, Inc.(b)(h) Series 2007-IQ15 Class A4 06/11/49	6.094%	40,480,000	47,176,930
Morgan Stanley Capital I, Inc.(h) Series 2003-IQ6 Class A4 12/15/41	4.970%	3,609,665	3,664,648
Series 2007-IQ16 Class A4 12/12/49	5.809%	7,250,000	8,527,842
Morgan Stanley Re-Remic Trust(a)(b)(h) Series 2009-GG10 Class A4A 08/12/45	5.982%	12,498,000	14,404,033
Series 2009-GG10 Class A4B 08/12/45	5.982%	8,685,000	9,938,185
Series 2010-GG10 Class A4A 08/15/45	5.982%	36,729,000	42,330,430
ORES NPL LLC Series 2012-LV1 Class A(a)(h) 09/25/44	4.000%	1,478,079	1,481,882
Rialto Real Estate Fund Series 2013-LT2 Class A(a)(h) 05/22/28	2.833%	4,793,537	4,794,342
S2 Hospitality LLC Series 2012-LV1 Class A(a)(h) 04/15/25	4.500%	2,394,345	2,393,780
SMA 1 LLC Series 2012-LV1 Class A(a)(h) 08/20/25	3.500%	2,282,962	2,292,632
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(b)(h) 08/15/39	5.541%	1,602,593	1,679,027
WF-RBS Commercial Mortgage Trust(h) Series 2012-C6 Class A2 04/15/45	2.191%	4,000,000	4,154,260
Series 2013-C11 Class A2 03/15/45	2.029%	6,690,000	6,929,265
Wachovia Bank Commercial Mortgage Trust(b)(h) Series 2003-C9 Class A4 12/15/35	5.012%	2,958,726	3,001,468
Series 2006-C24 Class A3 03/15/45	5.558%	5,003,000	5,572,667

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2006-C27 Class AM 07/15/45	5.795%	5,935,000	6,722,812
Wachovia Bank Commercial Mortgage Trust(h) Series 2003-C5 Class A2 06/15/35	3.989%	444,030	443,865
Series 2005-C17 Class APB 03/15/42	5.037%	4,108,942	4,138,843
Series 2007-C30 Class A5 12/15/43	5.342%	15,405,000	17,610,349
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $640,663,246)			659,642,575
Asset-Backed Securities — Agency 1.1%
Agencies 1.1%
Small Business Administration Participation Certificates Series 2013-20A Class 1 01/01/33	2.130%	5,190,000	5,230,275
Series 2013-20B Class 1 02/01/33	2.210%	23,055,000	23,399,119
Series 2013-20C Class 1 03/01/33	2.220%	17,380,000	17,639,459
Series 2013-20D Class 1 04/01/33	2.080%	17,440,000	17,517,985
Total			63,786,838
Total Asset-Backed Securities — Agency (Cost: $63,279,997)			63,786,838
Asset-Backed Securities — Non-Agency 4.5%
ARES XXVI CLO Ltd. Series 2013-1A Class A(a)(b) 04/15/25	1.410%	38,625,000	38,505,262
Ally Master Owner Trust Series 2011-4 Class A2 09/15/16	1.540%	6,449,000	6,537,789
Series 2012-5 Class A 09/15/19	1.540%	4,435,000	4,481,093
Atrium CDO Corp.(a)(b)(c)(e) Series 10A Class A 07/16/25	1.396%	32,750,000	32,700,875
Series 10A Class B1 07/16/25	1.926%	5,000,000	5,000,000
BMW Vehicle Lease Trust Series 2011-1 Class A3 02/20/14	1.060%	370,025	370,201

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BMW Vehicle Owner Trust Series 2011-A Class A3 08/25/15	0.760%	5,955,863	5,970,453
CNH Equipment Trust Series 2011-B Class A3 08/15/16	0.910%	1,539,000	1,544,627
Carlyle Global Market Strategies Series 2013-2A Class A1(a)(b)(e) 04/18/25	1.464%	22,265,000	22,265,000
Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(b) 06/25/37	6.034%	4,320,052	4,396,431
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2 Class MF1(b) 08/25/35	5.517%	3,632,295	165,244
Conseco Financial Corp. Series 1997-6 Class A10 01/15/29	6.870%	504,869	541,242
Contimortgage Home Equity Trust Series 1996-4 Class A9 (NPFGC) 01/15/28	6.880%	39,958	36,044
Countrywide Asset-Backed Certificates(b) Series 2007-S2 Class A3 (NPFGC) 05/25/37	5.813%	2,537,365	2,148,557
Series 2007-S2 Class A6 (NPFGC) 05/25/37	5.779%	5,140,581	4,822,960
First Alliance Mortgage Loan Trust Series 1994-2 Class A1 (NPFGC) 07/25/25	7.625%	346,358	358,091
Ford Credit Auto Owner Trust Series 2010-A Class D 10/15/16	4.050%	7,000,000	7,295,169
GE Equipment Small Ticket LLC Series 2011-1A Class A3(a) 01/21/18	1.450%	2,878,306	2,887,630
Harley-Davidson Motorcycle Trust Series 2010-1 Class A3 02/15/15	1.160%	163,774	163,837
ING Investment Management CLO V Ltd. Series 2007-5A Class A1A(a)(b)(e) 05/01/22	0.504%	22,000,000	21,408,750
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2 Class AV2(b) 01/25/37	0.270%	1,100,438	1,082,149
Nomad CLO Ltd. Series 2013-1A Class A1(a)(b) 01/15/25	1.480%	25,790,000	25,816,822
Oak Hill Credit Partners(a)(b)(c) Series 2013-8A Class A 04/20/25	1.428%	10,100,000	10,100,000

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-8A Class B 04/20/25	1.928%	8,080,000	8,080,000
Race Point VIII CLO Ltd. Series 2013-8A Class A(a)(b)(e) 02/20/25	1.539%	20,800,000	20,826,000
Renaissance Home Equity Loan Trust Series 2005-3 Class M2(b) 11/25/35	5.355%	4,750,000	790,329
SMART Trust Series 2012-1USA Class A4A(a) 12/14/17	2.010%	5,376,000	5,530,129
SVO VOI Mortgage Corp. Series 2012-AA Class A(a) 09/20/29	2.000%	6,944,448	7,069,861
Sierra Receivables Funding Co. LLC Series 2012-3A Class A(a) 08/20/29	1.870%	7,537,589	7,651,226
Total Asset-Backed Securities — Non-Agency (Cost: $254,294,233)			248,545,771
U.S. Treasury Obligations 8.3%
U.S. Treasury 02/28/15	0.250%	2,398,000	2,399,873
01/15/16	0.375%	10,775,000	10,799,416
03/31/18	0.750%	52,727,000	52,957,681
02/29/20	1.250%	33,778,000	34,176,479
U.S. Treasury(m) 02/15/23	2.000%	22,316,100	22,968,154
11/15/42	2.750%	16,963,000	16,454,110
U.S. Treasury(i)(m) STRIPS
11/15/18	0.000%	220,361,000	210,874,900
U.S. Treasury(i)
STRIPS
11/15/18	0.000%	39,115,000	37,446,667
11/15/19	0.000%	11,974,000	11,190,577
02/15/40	0.000%	132,562,000	58,771,097
Total U.S. Treasury Obligations (Cost: $438,246,974)			458,038,954
Foreign Government Obligations 0.3%
Brazil 0.1%
Brazilian Government International Bond Senior Unsecured 01/07/41	5.625%	2,525,000	3,156,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Foreign Government Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.1%
Mexico Government International Bond Senior Unsecured 03/08/44	4.750%	2,530,000	2,799,445
Qatar 0.1%
Nakilat, Inc. Senior Secured(a) 12/31/33	6.067%	7,065,000	8,566,312
Total Foreign Government Obligations (Cost: $13,490,734)			14,522,007
Municipal Bonds 1.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	1,520,000	2,112,222
Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z 06/01/30	5.631%	5,595,000	6,960,460
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/29	3.985%	9,090,000	9,485,870
Series 2013-B 01/01/35	4.532%	8,565,000	9,142,795
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010 04/01/18	3.165%	27,745,806	29,249,629
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009 07/01/34	5.750%	11,150,000	13,993,584
State of Georgia Unlimited General Obligation Refunding Bonds Series 2013C 10/01/23	4.000%	9,400,000	11,211,192
Total Municipal Bonds (Cost: $74,757,558)			82,155,752

Preferred Debt 3.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.4%
Bank of America Corp. 12/31/63	8.200%	105,000	2,623,950
Citigroup Capital XIII(b) 10/30/40	7.875%	1,177,515	33,253,024
HSBC Holdings PLC 12/31/49	8.000%	526,100	15,167,463
M&T Bank Corp.(b) 12/31/49	5.000%	16,850	17,839,937
12/31/49	5.000%	1,660	1,780,350
PNC Financial Services Group, Inc. (The)(b) 12/31/49	6.125%	1,173,480	33,678,876
U.S. Bancorp(b) 12/31/49	6.500%	1,007,450	30,183,202
Total			134,526,802
Building Materials 0.6%
Stanley Black & Decker, Inc. 07/25/52	5.750%	1,153,200	30,640,524
Property & Casualty 0.2%
Allstate Corp. (The)(b) 01/15/53	5.100%	424,450	11,290,370
Total Preferred Debt (Cost: $162,862,830)			176,457,696

Senior Loans 0.6%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
Affinia Group, Inc. Tranche B2 Term Loan(b)(c)(n) 04/25/20	4.750%	237,000	239,666
Brokerage —%
Nuveen Investments, Inc. 2nd Lien Tranche B Term Loan(b)(n) 02/28/19	6.500%	595,000	600,206

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals —%
Dupont Performance Coatings, Inc. Tranche B Term Loan(b)(n) 02/01/20	4.750%	349,000	353,328
PQ Corp. Term Loan(b)(n) 08/07/17	4.500%	967,575	977,802
Total			1,331,130
Construction Machinery —%
CPM Acquisition Corp.(b)(n) 1st Lien Term Loan 08/29/17	6.250%	720,205	726,061
2nd Lien Term Loan 03/01/18	10.250%	474,000	476,370
Total			1,202,431
Consumer Cyclical Services —%
New Breed, Inc. Term Loan(b)(n) 10/01/19	6.000%	961,590	966,398
Consumer Products —%
Spectrum Brands, Inc. Term Loan(b)(n) 12/17/19	4.500%	110,723	112,279
Sun Products Corp. (The) Tranche B Term Loan(b)(n) 03/23/20	5.500%	732,000	737,490
Total			849,769
Diversified Manufacturing —%
Apex Tool Group LLC Term Loan(b)(n) 01/31/20	4.500%	140,000	141,798
Food and Beverage 0.3%
HJ Heinz Co. Tranche B1 Term Loan(b)(c)(n) 03/27/19	3.250%	12,655,000	12,699,546
Hostess Brands, Inc. 1st Lien Term Loan(b)(c)(n) 02/25/20	6.750%	343,000	350,717
Total			13,050,263

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Gaming —%
ROC Finance LLC(b)(c)(n) Tranche B Term Loan 03/28/19	5.000%	351,000	354,068
ROC Finance LLC(b)(n) Tranche B Term Loan 08/19/17	8.500%	394,000	404,835
Total			758,903
Health Care 0.1%
American Renal Holdings, Inc. 2nd Lien Term Loan(b)(n) 02/20/20	8.500%	1,054,000	1,062,780
ConvaTec, Inc. Term Loan(b)(n) 12/22/16	5.000%	152,000	154,622
Steward Health Care System LLC Term Loan(b)(c)(n) 04/10/20	6.750%	182,000	183,137
U.S. Renal Care, Inc.(b)(n) 1st Lien Term Loan 07/03/19	6.250%	589,136	597,973
2nd Lien Term Loan 01/03/20	10.250%	595,000	606,156
United Surgical Partners International, Inc.(b)(c)(n) Tranche B Term Loan 04/03/19	5.030%	175,560	176,438
United Surgical Partners International, Inc.(b)(n) Term Loan 04/19/17	4.750%	900,000	905,625
Total			3,686,731
Life Insurance —%
Alliant Holdings I, Inc. Term Loan(b)(n) 12/20/19	5.000%	195,510	197,710
Media Cable —%
WideOpenWest Finance LLC
Tranche B Term Loan(b)(n) 04/01/19	4.750%	616,343	624,238
Media Non-Cable —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(b)(n) 09/16/19	7.500%	496,000	514,188

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Metals —%
FMG Resources August 2006 Proprietary Ltd. Term Loan(b)(n) 10/18/17	5.250%	1,578,685	1,606,312
Oil Field Services —%
Vantage Drilling Co. 2nd Lien Term Loan(b)(c)(n) 03/28/19	5.750%	181,000	183,377
Property & Casualty 0.1%
Asurion LLC Tranche B1 Term Loan(b)(n) 05/24/19	4.500%	1,043,385	1,054,998
Lonestar Intermediate Super Holdings LLC Term Loan(b)(n) 09/02/19	11.000%	1,489,000	1,597,890
Total			2,652,888
Retailers —%
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(b)(n) 08/21/20	5.750%	548,000	568,095
Technology 0.1%
Ancestry.com, Inc. Term Loan(b)(n) 12/28/18	7.000%	1,094,257	1,106,568
Blue Coat Systems, Inc. Term Loan(b)(n) 02/15/18	5.750%	615,350	620,353
Freescale Semiconductor, Inc. Tranche B4 Term Loan(b)(n) 03/01/20	5.000%	929,685	942,468
Total			2,669,389
Wirelines —%
Integra Telecom Holdings, Inc.(b)(n) 2nd Lien Tranche B Term Loan 02/28/21	9.750%	96,000	98,420
Term Loan 02/22/19	6.000%	279,000	284,580
Total			383,000
Total Senior Loans (Cost: $31,695,300)			32,226,492

Common Stocks —%

Issuer	Shares	Value ($)
Financials —%
Insurance —%
Washington Funding Trust LII D Escrow(d)(e)(g)(o)	2,725	—
WMI Holdings Corp.(n)	53,957	32,509
Total		32,509
Total Financials		32,509
Industrials —%
Airlines —%
United Continental Holdings, Inc.(o)	1,493	48,224
Total Common Stocks (Cost: $1,511,114)		80,733

Warrants —%

Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(d)(o)	1,276	70,180
Total Warrants (Cost: $51,415)		70,180

Treasury Bills 3.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury Bills 06/06/13	0.050%	175,833,651	175,841,250
Total Treasury Bills (Cost: $175,833,651)			175,841,250

Money Market Funds 0.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.126%(p)(q)	7,211,825	7,211,825
Total Money Market Funds (Cost: $7,211,825)		7,211,825
Total Investments (Cost: $5,519,648,866)		5,755,505,840
Other Assets & Liabilities, Net		(242,214,203)
Net Assets		5,513,291,637

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	(1,296)	(192,294,000)	June 2013	—	(6,275,889)
U.S. Treasury Note, 2-year	99	21,841,875	June 2013	22,492	—
U.S. Treasury Note, 5-year	(1,047)	(130,498,740)	June 2013	—	(691,068)
U.S. Treasury Note, 10-year	(1,419)	(189,236,960)	June 2013	—	(3,124,716)
U.S. Treasury Ultra Bond, 30-year	(1,187)	(195,076,031)	June 2013	—	(9,395,331)
Total				22,492	(19,487,004)

Credit Default Swap Contracts Outstanding at April 30, 2013

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	Barclays Bank, PLC	December 20, 2017	1.00	14,460,000	130,027	(449,194)	(16,870)	—	(336,037)
Goldman Sachs International	CDX North America High Yield 19	December 20, 2017	5.00	65,980,000	(4,544,586)	(211,125)	(384,883)	—	(5,140,594)
Goldman Sachs International	D.R. Horton, Inc.	December 20, 2017	1.00	29,385,000	620,681	(950,590)	(34,283)	—	(364,192)
Goldman Sachs International	H.J. Heinz Company	December 20, 2017	1.00	25,915,000	221,195	540,112	(30,234)	731,073	—
Citibank	Marriott International, Inc.	December 20, 2017	1.00	5,125,000	(104,994)	9,106	(5,979)	—	(101,867)
Morgan Stanley	Toll Brothers, Inc.	December 20, 2017	1.00	11,600,000	194,778	(162,635)	(13,534)	18,609	—
Morgan Stanley	Toll Brothers, Inc.	December 20, 2017	1.00	44,085,000	740,240	(704,658)	(51,433)	—	(15,851)
Barclays	H.J. Heinz Company	March 20, 2018	1.00	10,290,000	144,779	(548,892)	(12,005)	—	(416,118)
Citibank	H.J. Heinz Company	March 20, 2018	1.00	4,965,000	69,857	(254,288)	(5,792)	—	(190,223)
Goldman Sachs International	Home Depot, Inc.	March 20, 2018	1.00	25,730,000	(849,903)	739,614	(30,018)	—	(140,307)
Barclays	Telecom Italia SPA	March 20, 2018	1.00	4,600,000	341,380	(533,143)	(5,367)	—	(197,130)
Goldman Sachs International	Bank of America Corp.	June 20, 2018	1.00	48,035,000	516,717	(559,648)	(56,041)	—	(98,972)
Morgan Stanley	Barclays Bank, PLC	June 20, 2018	1.00	15,365,000	232,741	(447,301)	(17,926)	—	(232,486)
Goldman Sachs International	CDX North America High Yield 20	June 20, 2018	5.00	25,200,000	(1,520,196)	1,161,784	(147,000)	—	(505,412)
JPMorgan	CDX North America High Yield 20	June 20, 2018	5.00	97,965,000	(5,909,762)	5,600,613	(571,463)	—	(880,612)
Citibank	CDX North America Investment Grade 20	June 20, 2018	1.00	46,245,000	(561,827)	383,011	(53,953)	—	(232,769)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Credit Default Swap Contracts Outstanding at April 30, 2013 (continued)

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	CDX North America Investment Grade 20	June 20, 2018	1.00	97,995,000	(1,190,534)	841,974	(114,327)	—	(462,887)
Goldman Sachs International	Citigroup, Inc.	June 20, 2018	1.00	25,205,000	56,907	(74,079)	(29,406)	—	(46,578)
JPMorgan	Citigroup, Inc.	June 20, 2018	1.00	25,205,000	56,907	(98,687)	(29,406)	—	(71,186)
Barclays	D.R. Horton, Inc.	June 20, 2018	1.00	5,885,000	183,558	(231,250)	(6,866)	—	(54,558)
JPMorgan	D.R. Horton, Inc.	June 20, 2018	1.00	13,590,000	423,882	(497,538)	(15,855)	—	(89,511)
Barclays	Goldman Sachs Group, Inc.	June 20, 2018	1.00	14,915,000	176,534	(259,541)	(17,401)	—	(100,408)
Morgan Stanley	Goldman Sachs Group, Inc.	June 20, 2018	1.00	14,425,000	170,734	(243,590)	(16,829)	—	(89,685)
Barclays	Home Depot, Inc.	June 20, 2018	1.00	20,925,000	(676,100)	493,998	(24,412)	—	(206,514)
Goldman Sachs International	Home Depot, Inc.	June 20, 2018	1.00	3,730,000	(125,937)	116,490	(4,352)	—	(13,799)
JPMorgan	Home Depot, Inc.	June 20, 2018	1.00	17,710,000	(597,948)	581,266	(20,661)	—	(37,343)
Barclays	Limited Brands, Inc.	June 20, 2018	1.00	23,085,000	990,461	(1,176,105)	(26,933)	—	(212,577)
Barclays	Marriott International, Inc.	June 20, 2018	1.00	15,560,000	(335,365)	(21,731)	(19,098)	—	(376,194)
Goldman Sachs International	Textron, Inc.	June 20, 2018	1.00	22,810,000	340,609	(221,840)	(26,611)	92,158	—
Barclays	Toll Brothers, Inc.	June 20, 2018	1.00	9,540,000	243,821	(317,738)	(11,130)	—	(85,047)
Total								841,840	(10,698,857)

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the value of these securities amounted to $953,132,749 or 17.29% of net assets.

(b)  Variable rate security.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2013 was $2,297,486, representing 0.04% of net assets. Information concerning such security holdings at April 30, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	04/27/95	3,799
Green Field Energy Services, Inc.	11/09/11 - 12/15/11	51,415
Six Flags, Inc. 06/01/14 0.000%	05/07/10	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates 07/01/15 9.300%	08/12/96	2,143,875
Washington Funding Trust LII D Escrow	03/28/08	—
Washington Mutual Bank Subordinated Notes 01/15/15 5.125%	09/25/07 - 05/14/08	24,052,072

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2013, the value of these securities amounted to $153,967,406, which represents 2.79% of net assets.

(f)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2013, the value of these securities amounted to $41,069, which represents less than 0.01% of net assets.

(g)  Negligible market value.

(h)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(i)  Zero coupon bond.

(j)  Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(k)  At April 30, 2013, investments in securities included securities valued at $12,843,714 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(m)  At April 30, 2013, investments in securities included securities valued at $12,518,000 that were fully or partially pledged as collateral on outstanding swap contracts.

(n)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o)  Non-income producing.

(p)  The rate shown is the seven-day current annualized yield at April 30, 2013.

(q)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	22,151,315	1,742,128,375	(1,757,067,865)	7,211,825	48,119	7,211,825

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Banking	—	612,877,308	41,069	612,918,377
Entertainment	—	1,792,518	2,183,793	3,976,311
All Other Industries	—	2,159,567,984	—	2,159,567,984
Residential Mortgage-Backed Securities — Agency	—	837,623,060	—	837,623,060
Residential Mortgage-Backed Securities — Non-Agency	—	147,621,804	75,218,231	222,840,035
Commercial Mortgage-Backed Securities — Non-Agency	—	637,704,255	21,938,320	659,642,575
Asset-Backed Securities — Agency	—	63,786,838	—	63,786,838
Asset-Backed Securities — Non-Agency	—	63,843,062	184,702,709	248,545,771
U.S. Treasury Obligations	139,755,713	318,283,241	—	458,038,954
Foreign Government Obligations	—	14,522,007	—	14,522,007
Municipal Bonds	—	82,155,752	—	82,155,752
Preferred Debt	176,457,696	—	—	176,457,696
Total Bonds	316,213,409	4,939,777,829	284,084,122	5,540,075,360
Equity Securities
Common Stocks
Financials	32,509	—	—	32,509
Industrials	48,224	—	—	48,224
Warrants
Energy	—	70,180	—	70,180
Total Equity Securities	80,733	70,180	—	150,913
Short-Term Securities
Treasury Bills	175,841,250	—	—	175,841,250
Total Short-Term Securities	175,841,250	—	—	175,841,250
Other
Senior Loans
Construction Machinery	—	726,061	476,370	1,202,431
All Other Industries	—	31,024,061	—	31,024,061
Money Market Funds	7,211,825	—	—	7,211,825
Total Other	7,211,825	31,750,122	476,370	39,438,317

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	499,347,217	4,971,598,131	284,560,492	5,755,505,840
Derivatives
Assets
Futures Contracts	22,492	—	—	22,492
Swap Contracts	—	841,840	—	841,840
Liabilities
Futures Contracts	(19,487,004)	—	—	(19,487,004)
Swap Contracts	—	(10,698,857)	—	(10,698,857)
Total	479,882,705	4,961,741,114	284,560,492	5,726,184,311

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, April 30, 2013.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
15,900,850	—	—	15,900,850

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Commercial Mortgage- Backed Securities — Agency ($)	Asset-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Warrants ($)	Senior Loans ($)	Total ($)
Balance as of April 30, 2012	91,112	6,271,826	—	—	283,077	174	—	6,646,189
Accrued discounts/ premiums	5	59,139	(328)	356	—	—	754	59,926
Realized gain (loss)	(304)	62,117	—	—	—	—	1,777	63,590
Change in unrealized appreciation (depreciation)(a)	40,119	185,626	57,580	52,466	—	—	10,694	346,485
Sales	(49,945)	(5,629,323)	(195,059)		—	(174)	(99,880)	(5,974,381)
Purchases	2,143,875	80,536,795	22,076,127	184,649,887	—	—	563,025	289,969,709
Issuances	—	—	—	—	—	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Commercial Mortgage- Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Warrants ($)	Senior Loans ($)	Total ($)
Settlements	—	—	—	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3	—	(6,267,949)	—	—	(283,077)	—	—	(6,551,026)
Balance as of April 30, 2013	2,224,862	75,218,231	21,938,320	184,702,709	—	—	476,370	284,560,492

(a) Change in unrealized appreciation relating to securities held at April 30, 2013 was $346,284, which is comprised of Corporate Bonds & Notes of $39,918, Residential Mortgage-Backed Securities — Non-Agency of $185,626, Commercial Mortgage-Backed Securities — Non-Agency of $57,580, Asset-Backed Securities — Non-Agency of $52,466 and Senior Loans of $10,694.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain residential, commercial and asset backed securities as well as senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain corporate bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change estimated earnings of the respective company might result in change to the comparable companies and market multiples.

Certain residential mortgage backed securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end, April 30, 2013.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Statement of Assets and Liabilities

April 30, 2013

The accompanying Notes to Financial Statements are an integral part of this statement.

Assets
Investments, at value
Unaffiliated issuers (identified cost $5,512,437,041)	$5,748,294,015
Affiliated issuers (identified cost $7,211,825)	7,211,825
Total investments (identified cost $5,519,648,866)	5,755,505,840
Cash	253,233
Foreign currency (identified cost $157,946)	164,343
Unrealized appreciation on swap contracts	841,840
Premiums paid on outstanding swap contracts	7,963,572
Receivable for:
Investments sold	57,644,593
Capital shares sold	14,354,958
Dividends	736,850
Interest	40,018,739
Reclaims	4,960
Variation margin on futures contracts	869,833
Expense reimbursement due from Investment Manager	12,384
Prepaid expenses	10,346
Trustees' deferred compensation plan	131,067
Other assets	524,092
Total assets	5,879,036,650
Liabilities
Unrealized depreciation on swap contracts	10,698,857
Premiums received on outstanding swap contracts	10,467,967
Payable for:
Investments purchased	30,237,552
Investments purchased on a delayed delivery basis	290,895,806
Capital shares purchased	9,321,920
Dividend distributions to shareholders	12,156,792
Investment management fees	61,755
Distribution and/or service fees	23,413
Transfer agent fees	709,581
Administration fees	8,575
Plan administration fees	519
Compensation of board members	204,000
Chief compliance officer expenses	165
Other expenses	230,466
Trustees' deferred compensation plan	131,067
Other liabilities	596,578
Total liabilities	365,745,013
Net assets applicable to outstanding capital stock	$5,513,291,637
Represented by
Paid-in capital	$5,289,917,474
Undistributed net investment income	10,372,424
Accumulated net realized gain	8,064,421
Unrealized appreciation (depreciation) on:
Investments	235,856,974
Foreign currency translations	6,398
Futures contracts	(19,464,512)
Swap contracts	(11,461,542)
Total — representing net assets applicable to outstanding capital stock	$5,513,291,637

Annual Report 2013

Columbia Intermediate Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$2,168,078,573
Shares outstanding	228,462,007
Net asset value per share	$9.49
Maximum offering price per share(a)	$9.81
Class B
Net assets	$41,954,893
Shares outstanding	4,420,665
Net asset value per share	$9.49
Class C
Net assets	$95,745,045
Shares outstanding	10,089,254
Net asset value per share	$9.49
Class I
Net assets	$459,989,025
Shares outstanding	48,414,484
Net asset value per share	$9.50
Class K
Net assets	$75,741,309
Shares outstanding	7,983,992
Net asset value per share	$9.49
Class R
Net assets	$3,052,072
Shares outstanding	321,519
Net asset value per share	$9.49
Class R4
Net assets	$57,401
Shares outstanding	6,055
Net asset value per share	$9.48
Class R5
Net assets	$317,587
Shares outstanding	33,497
Net asset value per share	$9.48
Class W
Net assets	$752,819,104
Shares outstanding	79,248,115
Net asset value per share	$9.50
Class Y
Net assets	$2,460
Shares outstanding	259
Net asset value per share(b)	$9.49
Class Z
Net assets	$1,915,534,168
Shares outstanding	201,786,128
Net asset value per share	$9.49

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.25%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$5,538,116
Dividends — affiliated issuers	48,119
Interest	117,865,037
Income from securities lending — net	620,774
Total income	124,072,046
Expenses:
Investment management fees	13,418,625
Distribution and/or service fees
Class A	1,551,386
Class B	99,864
Class C	443,993
Class R	13,623
Class W	234,698
Transfer agent fees
Class A	1,189,785
Class B	19,101
Class C	85,821
Class K(a)	4,775
Class R	5,299
Class R4(b)	7
Class R5(b)	13
Class W	176,181
Class Z	4,398,307
Administration fees	1,979,462
Plan administration fees
Class K	23,877
Compensation of board members	106,556
Custodian fees	59,766
Printing and postage fees	248,248
Registration fees	154,911
Professional fees	154,121
Chief compliance officer expenses	2,823
Other	89,725
Total expenses	24,460,967
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,440,859)
Fees waived by Distributor — Class C	(66,685)
Expense reductions	(3,721)
Total net expenses	21,949,702
Net investment income	102,122,344
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	120,472,873
Foreign currency translations	(6,923)
Futures contracts	(10,677,733)
Swap contracts	(31,193,749)
Net realized gain	78,594,468
Net change in unrealized appreciation (depreciation) on:
Investments	37,210,266
Foreign currency translations	5,445
Futures contracts	(17,287,421)
Swap contracts	1,719,707
Foreign capital gains tax	(9,305)
Net change in unrealized appreciation (depreciation)	21,638,692
Net realized and unrealized gain	100,233,160
Net increase in net assets resulting from operations	$202,355,504

(a) For the period from February 28, 2013 (commencement of operations) to April 30, 2013.

(b) For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)(b)	Year Ended April 30, 2012(c)	Year Ended March 31, 2012
Operations
Net investment income	$102,122,344	$10,099,400	$120,241,371
Net realized gain	78,594,468	6,306,496	22,760,785
Net change in unrealized appreciation (depreciation)	21,638,692	14,838,212	70,805,966
Net increase in net assets resulting from operations	202,355,504	31,244,108	213,808,122
Distributions to shareholders
Net investment income
Class A	(16,679,237)	(918,541)	(9,096,046)
Class B	(193,638)	(12,646)	(290,180)
Class C	(944,798)	(77,181)	(1,125,826)
Class I	(5,713,462)	(257,638)	(1,525,461)
Class K	(253,776)	—	—
Class R	(68,280)	(6,719)	(99,259)
Class R4	(113)	—	—
Class R5	(785)	—	—
Class W	(2,433,731)	(7)	(99)
Class Y	(33)	—	—
Class Z	(68,260,950)	(8,252,611)	(116,584,201)
Net realized gains
Class A	(6,509,133)	—	—
Class B	(77,797)	—	—
Class C	(589,734)	—	—
Class I	(3,021,955)	—	—
Class R	(41,497)	—	—
Class R4	(39)	—	—
Class R5	(39)	—	—
Class W	(41)	—	—
Class Y	(39)	—	—
Class Z	(34,488,627)	—	—
Total distributions to shareholders	(139,277,704)	(9,525,343)	(128,721,072)
Increase (decrease) in net assets from capital stock activity	2,081,434,307	23,700,030	123,150,447
Proceeds from regulatory settlements (Note 6)	—	—	11,319
Total increase in net assets	2,144,512,107	45,418,795	208,248,816
Net assets at beginning of year	3,368,779,530	3,323,360,735	3,115,111,919
Net assets at end of year	$5,513,291,637	$3,368,779,530	$3,323,360,735
Undistributed (excess of distributions over) net investment income	$10,372,424	$(1,865,104)	$(2,697,029)

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) Class K shares are for the period from February 28, 2013 (commencement of operations) to April 30, 2013.

(c) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)(b)		Year Ended April 30, 2012(c)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	24,283,504	230,763,450	1,745,137	16,326,801	23,121,302	214,666,053
Fund merger	198,219,171	1,862,923,968	—	—	—	—
Distributions reinvested	2,261,290	21,439,614	89,584	841,192	636,759	5,897,075
Redemptions	(33,830,244)	(320,361,795)	(603,353)	(5,647,055)	(9,663,911)	(89,155,382)
Net increase	190,933,721	1,794,765,237	1,231,368	11,520,938	14,094,150	131,407,746
Class B shares
Subscriptions	54,844	521,307	1,768	16,590	98,337	907,266
Fund merger	4,174,593	39,221,455	—	—	—	—
Distributions reinvested	18,059	171,101	640	6,010	15,333	141,554
Redemptions(d)	(474,566)	(4,494,681)	(25,116)	(235,080)	(1,071,713)	(9,869,020)
Net increase (decrease)	3,772,930	35,419,182	(22,708)	(212,480)	(958,043)	(8,820,200)
Class C shares
Subscriptions	913,847	8,674,820	49,820	465,861	914,956	8,454,939
Fund merger	6,533,646	61,397,806	—	—	—	—
Distributions reinvested	117,809	1,117,090	5,605	52,629	78,454	726,118
Redemptions	(1,266,074)	(11,981,160)	(50,507)	(472,645)	(942,027)	(8,687,693)
Net increase	6,299,228	59,208,556	4,918	45,845	51,383	493,364
Class I shares
Subscriptions	30,024,422	285,095,553	1,165,598	10,914,001	10,154,533	94,207,434
Fund merger	24,395,358	229,375,037	—	—	—	—
Distributions reinvested	919,952	8,735,796	27,431	257,579	164,759	1,528,305
Redemptions	(16,541,570)	(157,602,196)	(872,306)	(8,173,506)	(3,983,758)	(36,745,418)
Net increase	38,798,162	365,604,190	320,723	2,998,074	6,335,534	58,990,321
Class K shares
Subscriptions	256,909	2,425,527	—	—	—	—
Fund merger	8,041,771	75,638,161	—	—	—	—
Distributions reinvested	26,819	253,757	—	—	—	—
Redemptions	(341,507)	(3,225,675)	—	—	—	—
Net increase	7,983,992	75,091,770	—	—	—	—
Class R shares
Subscriptions	96,458	912,848	8,710	81,391	78,685	728,518
Fund merger	22,650	212,706	—	—	—	—
Distributions reinvested	10,356	98,218	616	5,786	9,352	86,529
Redemptions	(88,162)	(833,337)	(27,798)	(260,208)	(116,517)	(1,072,472)
Net increase (decrease)	41,302	390,435	(18,472)	(173,031)	(28,480)	(257,425)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)(b)		Year Ended April 30, 2012(c)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	4,681	44,354	—	—	—	—
Fund merger	1,369	12,868	—	—	—	—
Distributions reinvested	5	44	—	—	—	—
Net increase	6,055	57,266	—	—	—	—
Class R5 shares
Subscriptions	15,035	142,470	—	—	—	—
Fund merger	18,399	172,776	—	—	—	—
Distributions reinvested	76	715	—	—	—	—
Redemptions	(13)	(116)	—	—	—	—
Net increase	33,497	315,845	—	—	—	—
Class W shares
Subscriptions	2,414,231	22,831,790	—	—	—	—
Fund merger	78,413,367	737,730,049	—	—	—	—
Distributions reinvested	256,929	2,433,607	—	—	—	—
Redemptions	(1,836,686)	(17,370,540)	—	—	—	—
Net increase	79,247,841	745,624,906	—	—	—	—
Class Y shares
Subscriptions	258	2,500	—	—	—	—
Distributions reinvested	1	6	—	—	—	—
Net increase	259	2,506	—	—	—	—
Class Z shares
Subscriptions	42,069,487	398,912,686	4,027,193	37,645,731	49,598,701	459,454,750
Fund merger	443,605	4,172,784	—	—	—	—
Distributions reinvested	3,513,181	33,328,559	393,889	3,698,618	5,265,549	48,720,712
Redemptions	(151,186,189)	(1,431,459,615)	(3,400,237)	(31,823,665)	(61,321,400)	(566,838,821)
Net increase (decrease)	(105,159,916)	(995,045,586)	1,020,845	9,520,684	(6,457,150)	(58,663,359)
Total net increase	221,957,071	2,081,434,307	2,536,674	23,700,030	13,037,394	123,150,447

(a) Class K shares are for the period from February 28, 2013 (commencement of operations) to April 30, 2013.

(b) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(c) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.39		$9.33		$9.08		$8.95		$7.72		$8.71
Income from investment operations:
Net investment income	0.28		0.03		0.33		0.36		0.43		0.43
Net realized and unrealized gain (loss)	0.23		0.05		0.28		0.15		1.26		(0.97)
Total from investment operations	0.51		0.08		0.61		0.51		1.69		(0.54)
Less distributions to shareholders:
Net investment income	(0.26)		(0.02)		(0.36)		(0.38)		(0.46)		(0.43)
Net realized gains	(0.15)		—		—		—		—		(0.02)
Total distributions to shareholders	(0.41)		(0.02)		(0.36)		(0.38)		(0.46)		(0.45)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$9.49		$9.39		$9.33		$9.08		$8.95		$7.72
Total return	5.52%		0.91%		6.82%		5.80%		22.31%		(6.34%)
Ratios to average net assets(c)(d)
Total gross expenses	0.94%		0.96	%(e)	0.95	%(f)	0.97	%(f)	1.00	%(f)	0.99	%(f)
Total net expenses(g)	0.86	%(h)	0.84	%(e)	0.84	%(f)(h)	0.92	%(f)(h)	0.90	%(f)(h)	0.89	%(f)(h)
Net investment income	2.94%		3.35	%(e)	3.62%		4.02%		5.01%		5.33%
Supplemental data
Net assets, end of period (in thousands)	$2,168,079		$352,338		$338,578		$201,506		$163,333		$153,435
Portfolio turnover	239	%(i)	10	%(i)	170	%(i)	177%		160%		137%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205%, 9% and 157% for the years ended April 30, 2013, April 30, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class B	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.39		$9.33		$9.08		$8.95		$7.72		$8.71
Income from investment operations:
Net investment income	0.21		0.02		0.27		0.30		0.37		0.37
Net realized and unrealized gain (loss)	0.23		0.06		0.27		0.15		1.26		(0.97)
Total from investment operations	0.44		0.08		0.54		0.45		1.63		(0.60)
Less distributions to shareholders:
Net investment income	(0.19)		(0.02)		(0.29)		(0.32)		(0.40)		(0.37)
Net realized gains	(0.15)		—		—		—		—		(0.02)
Total distributions to shareholders	(0.34)		(0.02)		(0.29)		(0.32)		(0.40)		(0.39)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$9.49		$9.39		$9.33		$9.08		$8.95		$7.72
Total return	4.74%		0.85%		6.01%		5.03%		21.41%		(7.04%)
Ratios to average net assets(c)(d)
Total gross expenses	1.69%		1.71	%(e)	1.72	%(f)	1.68	%(f)	1.65	%(f)	1.64	%(f)
Total net expenses(g)	1.61	%(h)	1.59	%(e)	1.59	%(f)(h)	1.67	%(f)(h)	1.65	%(f)(h)	1.64	%(f)(h)
Net investment income	2.20%		2.59	%(e)	2.93%		3.32%		4.29%		4.59%
Supplemental data
Net assets, end of period (in thousands)	$41,955		$6,081		$6,253		$14,779		$31,476		$37,247
Portfolio turnover	239	%(i)	10	%(i)	170	%(i)	177%		160%		137%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205%, 9% and 157% for the years ended April 30, 2013, April 30, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.39		$9.33		$9.08		$8.95		$7.72		$8.71
Income from investment operations:
Net investment income	0.22		0.02		0.28		0.31		0.38		0.39
Net realized and unrealized gain (loss)	0.23		0.06		0.28		0.15		1.26		(0.98)
Total from investment operations	0.45		0.08		0.56		0.46		1.64		(0.59)
Less distributions to shareholders:
Net investment income	(0.20)		(0.02)		(0.31)		(0.33)		(0.41)		(0.38)
Net realized gains	(0.15)		—		—		—		—		(0.02)
Total distributions to shareholders	(0.35)		(0.02)		(0.31)		(0.33)		(0.41)		(0.40)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$9.49		$9.39		$9.33		$9.08		$8.95		$7.72
Total return	4.90%		0.86%		6.20%		5.17%		21.59%		(6.91%)
Ratios to average net assets(c)(d)
Total gross expenses	1.69%		1.71	%(e)	1.70	%(f)	1.68	%(f)	1.65	%(f)	1.64	%(f)
Total net expenses(g)	1.46	%(h)	1.44	%(e)	1.44	%(f)(h)	1.52	%(f)(h)	1.50	%(f)(h)	1.49	%(f)(h)
Net investment income	2.37%		2.75	%(e)	3.04%		3.42%		4.43%		4.74%
Supplemental data
Net assets, end of period (in thousands)	$95,745		$35,579		$35,304		$33,885		$30,731		$31,372
Portfolio turnover	239	%(i)	10	%(i)	170	%(i)	177%		160%		137%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205%, 9% and 157% for the years ended April 30, 2013, April 30, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class I	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.39		$9.33		$9.08		$9.21
Income from investment operations:
Net investment income	0.31		0.03		0.37		0.19
Net realized and unrealized gain (loss)	0.24		0.06		0.27		(0.11)
Total from investment operations	0.55		0.09		0.64		0.08
Less distributions to shareholders:
Net investment income	(0.29)		(0.03)		(0.39)		(0.21)
Net realized gains	(0.15)		—		—		—
Total distributions to shareholders	(0.44)		(0.03)		(0.39)		(0.21)
Proceeds from regulatory settlements	—		—		0.00	(c)	—
Net asset value, end of period	$9.50		$9.39		$9.33		$9.08
Total return	6.00%		0.94%		7.17%		0.87%
Ratios to average net assets(d)(e)
Total gross expenses	0.50%		0.52	%(f)	0.51	%(g)	0.53	%(f)(g)
Total net expenses(h)	0.50%		0.52	%(f)	0.51	%(g)(i)	0.52	%(f)(g)(i)
Net investment income	3.31%		3.68	%(f)	4.01%		4.05	%(f)
Supplemental data
Net assets, end of period (in thousands)	$459,989		$90,345		$86,768		$26,866
Portfolio turnover	239	%(j)	10	%(j)	170	%(j)	177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205%, 9% and 157% for the years ended April 30, 2013, April 30, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights (continued)

Class K	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$9.42
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain	0.06
Total from investment operations	0.11
Less distributions to shareholders:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$9.49
Total return	1.19%
Ratios to average net assets(b)
Total gross expenses	0.79	%(c)
Total net expenses(d)	0.79	%(c)
Net investment income	2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$75,741
Portfolio turnover	239	%(e)

Notes to Financial Highlights

(a)  For the period from February 28, 2013 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205% for the year ended April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class R	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.39		$9.33		$9.08		$8.95		$7.72		$8.71
Income from investment operations:
Net investment income	0.26		0.02		0.31		0.34		0.41		0.41
Net realized and unrealized gain (loss)	0.23		0.06		0.28		0.15		1.26		(0.97)
Total from investment operations	0.49		0.08		0.59		0.49		1.67		(0.56)
Less distributions to shareholders:
Net investment income	(0.24)		(0.02)		(0.34)		(0.36)		(0.44)		(0.41)
Net realized gains	(0.15)		—		—		—		—		(0.02)
Total distributions to shareholders	(0.39)		(0.02)		(0.34)		(0.36)		(0.44)		(0.43)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$9.49		$9.39		$9.33		$9.08		$8.95		$7.72
Total return	5.26%		0.89%		6.55%		5.54%		22.01%		(6.58%)
Ratios to average net assets(c)(d)
Total gross expenses	1.20%		1.21	%(e)	1.20	%(f)	1.18	%(f)	1.15	%(f)	1.14	%(f)
Total net expenses(g)	1.12	%(h)	1.09	%(e)	1.09	%(f)(h)	1.17	%(f)(h)	1.15	%(f)(h)	1.14	%(f)(h)
Net investment income	2.73%		3.08	%(e)	3.39%		3.75%		4.78%		5.11%
Supplemental data
Net assets, end of period (in thousands)	$3,052		$2,631		$2,786		$2,969		$1,694		$1,819
Portfolio turnover	239	%(i)	10	%(i)	170	%(i)	177%		160%		137%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205%, 9% and 157% for the years ended April 30, 2013, April 30, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$9.66
Income from investment operations:
Net investment income	0.14
Net realized and unrealized loss	(0.05	)(b)
Total from investment operations	0.09
Less distributions to shareholders:
Net investment income	(0.12)
Net realized gains	(0.15)
Total distributions to shareholders	(0.27)
Net asset value, end of period	$9.48
Total return	0.99%
Ratios to average net assets(c)
Total gross expenses	0.67	%(d)
Total net expenses(e)	0.60	%(d)
Net investment income	3.26	%(d)
Supplemental data
Net assets, end of period (in thousands)	$57
Portfolio turnover	239	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205% for the year ended April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights (continued)

Class R5	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$9.66
Income from investment operations:
Net investment income	0.15
Net realized and unrealized loss	(0.05	)(b)
Total from investment operations	0.10
Less distributions to shareholders:
Net investment income	(0.13)
Net realized gains	(0.15)
Total distributions to shareholders	(0.28)
Net asset value, end of period	$9.48
Total return	1.03%
Ratios to average net assets(c)
Total gross expenses	0.54	%(d)
Total net expenses(e)	0.54	%(d)
Net investment income	3.30	%(d)
Supplemental data
Net assets, end of period (in thousands)	$318
Portfolio turnover	239	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205% for the year ended April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class W	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.39		$9.33		$9.08		$9.21
Income from investment operations:
Net investment income	0.27		0.03		0.34		0.17
Net realized and unrealized gain (loss)	0.25		0.05		0.27		(0.11)
Total from investment operations	0.52		0.08		0.61		0.06
Less distributions to shareholders:
Net investment income	(0.26)		(0.02)		(0.36)		(0.19)
Net realized gains	(0.15)		—		—		—
Total distributions to shareholders	(0.41)		(0.02)		(0.36)		(0.19)
Proceeds from regulatory settlements	—		—		0.00	(c)	—
Net asset value, end of period	$9.50		$9.39		$9.33		$9.08
Total return	5.59%		0.91%		6.84%		0.69%
Ratios to average net assets(d)(e)
Total gross expenses	0.92%		0.94	%(f)	0.94	%(g)	0.89	%(f)(g)
Total net expenses(h)	0.85	%(i)	0.82	%(f)	0.83	%(g)(i)	0.87	%(f)(g)(i)
Net investment income	2.91%		3.38	%(f)	3.64%		3.62	%(f)
Supplemental data
Net assets, end of period (in thousands)	$752,819		$3		$3		$2
Portfolio turnover	239	%(j)	10	%(j)	170	%(j)	177%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205%, 9% and 157% for the years ended April 30, 2013, April 30, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights (continued)

Class Y	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$9.67
Income from investment operations:
Net investment income	0.14
Net realized and unrealized loss	(0.04	)(b)
Total from investment operations	0.10
Less distributions to shareholders:
Net investment income	(0.13)
Net realized gains	(0.15)
Total distributions to shareholders	(0.28)
Net asset value, end of period	$9.49
Total return	1.05%
Ratios to average net assets(c)
Total gross expenses	0.45	%(d)
Total net expenses(e)	0.45	%(d)
Net investment income	3.18	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	239	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205% for the year ended April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.39		$9.33		$9.08		$8.95		$7.72		$8.71
Income from investment operations:
Net investment income	0.31		0.03		0.36		0.39		0.45		0.45
Net realized and unrealized gain (loss)	0.23		0.06		0.27		0.15		1.26		(0.97)
Total from investment operations	0.54		0.09		0.63		0.54		1.71		(0.52)
Less distributions to shareholders:
Net investment income	(0.29)		(0.03)		(0.38)		(0.41)		(0.48)		(0.45)
Net realized gains	(0.15)		—		—		—		—		(0.02)
Total distributions to shareholders	(0.44)		(0.03)		(0.38)		(0.41)		(0.48)		(0.47)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$9.49		$9.39		$9.33		$9.08		$8.95		$7.72
Total return	5.79%		0.93%		7.08%		6.07%		22.62%		(6.11%)
Ratios to average net assets(c)(d)
Total gross expenses	0.70%		0.71	%(e)	0.70	%(f)	0.68	%(f)	0.65	%(f)	0.64	%(f)
Total net expenses(g)	0.62	%(h)	0.59	%(e)	0.59	%(f)(h)	0.67	%(f)(h)	0.65	%(f)(h)	0.64	%(f)(h)
Net investment income	3.23%		3.60	%(e)	3.89%		4.28%		5.26%		5.58%
Supplemental data
Net assets, end of period (in thousands)	$1,915,534		$2,881,803		$2,853,669		$2,835,104		$1,973,020		$1,710,920
Portfolio turnover	239	%(i)	10	%(i)	170	%(i)	177%		160%		137%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 205%, 9% and 157% for the years ended April 30, 2013, April 30, 2012 and March 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia Intermediate Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges and are closed to new investors. Class K shares commenced operations on February 28, 2013.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance,

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains

(losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

benchmark, manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts as a protection buyer to reduce overall credit exposure.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

At April 30, 2013, in connection with outstanding credit default swap contracts, the Fund pledged securities of $12,518,000; the Fund held as collateral $1,289,000 in cash and $2,340,633 of securities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at April 30, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	841,840
Credit contracts	Premiums paid on outstanding credit default swap contracts	7,963,572
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	22,492	*
Total		8,827,904
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	10,698,857
Credit contracts	Premiums received on outstanding credit default swap contracts	10,467,967
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	19,487,004	*
Total		40,653,828

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended April 30, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures	Swap Contracts ($)	Total ($) Contracts ($)
Credit contracts	—	(31,193,749)	(31,193,749)
Interest rate contracts	(10,677,733)	—	(10,677,733)
Total	(10,677,733)	(31,193,749)	(41,871,482)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures	Swap Contracts ($)	Total ($) Contracts ($)
Credit contracts	—	1,719,707	1,719,707
Interest rate contracts	(17,287,421)	—	(17,287,421)
Total	(17,287,421)	1,719,707	(15,567,714)

The following table is a summary of the volume of derivative instruments for the year ended April 30, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	22,120
Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	1,399,876,050
Credit default swap contracts — sell protection	232,861,100

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2013 was 0.41% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

the average daily net assets attributable to each share class. Beginning November 8, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K*	0.05
Class R	0.19
Class R4*	0.18
Class R5*	0.05
Class W	0.19
Class Z	0.19

*Annualized.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At April 30, 2013 the Fund's total potential future obligation over the life of the Guaranty is $18,076. The liability remaining at April 30, 2013 for non-recurring charges associated with the lease amounted to $11,125 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, these minimum account balance fees reduced total expenses by $3,721.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $175,117 for Class A, $3,671 for Class B and $3,691 for Class C shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 16, 2013 through December 31, 2014	August 1, 2012 through March 15, 2013		Prior to August 1, 2012
Class A	0.85%	0.88%		0.84%
Class B	1.60	1.63		1.59
Class C	1.60	1.63		1.59
Class I	0.50	0.50		0.52
Class K	0.80	0.80	*	—
Class R	1.10	1.13		1.09
Class R4	0.60	0.63	*	—
Class R5	0.55	0.55	*	—
Class W	0.85	0.88		0.84
Class Y	0.50	0.50	*	—
Class Z	0.60	0.63		0.59

*Annual rate is contractual from the commencement of operations of each share class through March 15, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, non-deductible expenses, post-October capital losses, derivative investments, adjustments on certain convertible preferred securities and investments on delayed delivery and forward sale commitments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(5,923,934)
Accumulated net realized gain	7,478,832
Paid-in capital	(1,554,898)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Ordinary income	$118,759,067	$9,525,343	$128,721,073
Long-term capital gains	20,518,637	—	—
Total	$139,277,704	$9,525,343	$128,721,073

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,438,137
Undistributed accumulated long-term gain	31,008,034
Accumulated realized loss	(13,660,743)
Unrealized appreciation	220,318,138

At April 30, 2013, the cost of investments for federal income tax purposes was $5,535,187,701 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$262,991,917
Unrealized depreciation	(42,673,779)
Net unrealized appreciation	$220,318,138

For the year ended April 30, 2013, $10,537,415 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31)

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

as arising on the first day of the following taxable year. As of April 30, 2013, the Fund will elect to treat post-October capital losses of $13,660,743 as arising on May 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $12,741,162,241 and $7,917,838,361, respectively, for the year ended April 30, 2013, of which $6,715,172,840 and $6,697,468,058, respectively, were U.S. government securities.

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received $11,319 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended April 30, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At April 30, 2013, two unaffiliated shareholder accounts owned an aggregate of 50.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Note 11. Fund Merger

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Diversified Bond Fund, a series of Columbia Funds Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $2,558,418,370 and the combined net assets immediately after the acquisition were $5,569,275,980.

The merger was accomplished by a tax-free exchange of 607,096,686 shares of the acquired fund valued at $3,010,857,610 (including $80,476,192 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	198,219,171
Class B	4,174,593
Class C	6,533,646
Class I	24,395,358
Class K	8,041,771
Class R	22,650
Class R4	1,369
Class R5	18,399
Class W	78,413,367
Class Z	443,605

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on April 30, 2012 the Fund's pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended April 30, 2013 would have been approximately $174.8 million, $167.8 million, $(5.4) million and $337.4 million, respectively.

Note 12. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2013

Columbia Intermediate Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Intermediate Bond Fund
Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Intermediate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 24, 2013

Annual Report 2013

Columbia Intermediate Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Capital Gain Dividend	$54,103,005

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013

Columbia Intermediate Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013

Columbia Intermediate Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since February 2012 and 2001, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013

Columbia Intermediate Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2016

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Global Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013

This page intentionally left blank.

Annual Report 2013

This page intentionally left blank.

Annual Report 2013

Columbia Intermediate Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Intermediate Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN166_04_C01_(06/13)

Annual Report

April 30, 2013

Columbia Small Cap Value Fund I

Not FDIC insured • No bank guarantee • May lose value

Columbia Small Cap Value Fund I

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Small Cap Value Fund I

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Small Cap Value Fund I

Performance Overview

Performance Summary

>  Columbia Small Cap Value Fund I (the Fund) Class A shares returned 14.68% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 19.71% for the same 12-month period.

>  Sector positioning, combined with an emphasis on higher quality companies with demonstrated earnings and healthy balance sheets, detracted from the Fund's results relative to the benchmark.

Average Annual Total Returns (%) (for period ended April 30, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	07/25/86
Excluding sales charges		14.68	5.96	10.48
Including sales charges		8.09	4.71	9.83
Class B	11/09/92
Excluding sales charges		13.84	5.17	9.66
Including sales charges		8.84	4.84	9.66
Class C	01/15/96
Excluding sales charges		13.83	5.16	9.66
Including sales charges		12.83	5.16	9.66
Class I*	09/27/10	15.19	6.21	10.61
Class R*	09/27/10	14.40	5.71	10.22
Class R4*	11/08/12	14.89	6.00	10.50
Class R5*	11/08/12	14.93	6.00	10.51
Class Y*	07/15/09	15.20	6.31	10.67
Class Z	07/31/95	14.97	6.22	10.76
Russell 2000 Value Index		19.71	6.60	10.28

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Small Cap Value Fund I

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Small Cap Value Fund I

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 14.68% excluding sales charges. The Fund lagged its benchmark, the Russell 2000 Value Index, which returned 19.71% for the same 12-month period. Sector positioning, combined with an emphasis on higher quality companies with demonstrated earnings and healthy balance sheets, detracted from the Fund's results relative to the index.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy early in the 12-month period ended April 30, 2013. Late in the period, across-the-board budget cuts (the sequester) clouded consumer confidence, even though the sequester has had little material impact on the economy to date. However, a pickup in job growth early in 2013, steady manufacturing activity and a solid rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other riskier assets as central banks continued to pour liquidity into key markets. Small- and mid-cap stocks outperformed large-cap stocks, and value solidly outperformed growth across all capitalization ranges.

Quality Emphasis and Sector Positioning Hampered Results

The Fund's focus on reasonably valued stocks of companies with demonstrated earnings growth and relatively low debt proved a handicap to relative performance in a market dominated by more speculative stocks. However, an emphasis on quality is part of the Fund's long-term strategy. An overweight in energy early in the period and less exposure to financials also hampered results. The Fund began the fiscal year with higher exposure than the index to energy stocks, but falling oil and natural gas prices early in the period undercut results from oil-related investments. In financials, the Fund had little exposure to real estate investment trusts (REITs), many of which offered generous dividend yields, which made them attractive to income-seeking investors. Notable individual disappointments for the period included Knight Capital, a market maker in the capital markets that suffered severe losses after a computer coding mistake led to trading errors. Knight, which subsequently was rescued in a takeover, is no longer in the portfolio. Other underperforming investments included: Coeur d'Alene Mines, a silver and gold miner hurt when mineral prices declined as the value of the U.S. dollar rose; Energy XXI, a Bermuda-based offshore oil driller whose operating results in the Gulf of Mexico were held back by difficult weather; and GrafTech International, a manufacturer of graphite electrodes used in the production of steel.

Portfolio Management

Jeremy Javidi, CFA

John Barrett, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Small Cap Value Fund I

Manager Discussion of Fund Performance (continued)

Utilities, Health Care Exposure Benefited Fund

An overweight in the utilities sector was a positive factor for the Fund, especially an emphasis on traditional regulated utilities, which benefited as their customer bases expanded. Underweighting independent power producers also supported performance. Many independent power producers operate coal-fired and renewable energy plants, whose energy outputs became less competitive to power produced by burning lower priced natural gas. An overweight in health care stocks, a sector to which we increased exposure during the period, also aided relative returns. Within health care, we found growing companies with innovative products and services that were selling at reasonable prices, such as Lincare Holdings and Jazz Pharmaceuticals, which made strong contributions to results. Lincare, a home health care provider, was acquired at a premium and is no longer in the portfolio. Ireland-based Jazz Pharmaceuticals is a specialty biopharmaceutical company, which is not represented in the index. Although the Fund was overweight in technology stocks early in the period, which held back results as technology underperformed, we had good results from our technology selections, including First Solar and j2 Global. First Solar, a producer of solar energy panels, gained after the market began to recognize the value of its customer contracts. Software company j2 Global benefited from revenue gains from its system for sending faxes by computers. Another outstanding tech performer was Cymer, a producer of laser technology for semiconductor production. Cymer ultimately was acquired by one of its customers at a premium price.

Modestly Growing Economy Calls for Conservative Positioning

Although the small-cap value market enjoyed strong gains over the past year, we think the outlook for a slowly growing economy calls for a conservative approach to stock selection. We believe our long-term emphasis on higher quality companies makes even more sense now that investors have bid up share prices on some highly speculative companies with lower earnings and greater debt. Given the prospects that the economy may continue to grow modestly, we have currently overweighted more defensive sectors, including consumer staples, health care, telecommunication services and utilities, while reducing exposure to more cyclical sectors, such as energy, industrials, information technology and materials. At present, we intend to maintain our emphasis on companies that we believe have strong growth prospects, healthy balance sheets and stock prices that represent good relative value. Over a full market cycle, we think these companies have the potential to achieve superior returns.

Top Ten Holdings (%) (at April 30, 2013)
Greif, Inc., Class A	1.2
Tidewater, Inc.	1.0
Colonial Properties Trust	1.0
Rent-A-Center, Inc.	1.0
Allete, Inc.	0.9
Esterline Technologies Corp.	0.9
IDACORP, Inc.	0.9
Portland General Electric Co.	0.9
Southwest Gas Corp.	0.9
Argo Group International Holdings Ltd.	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at April 30, 2013)
Common Stocks	99.0
Consumer Discretionary	11.1
Consumer Staples	3.5
Energy	7.7
Financials	30.5
Health Care	6.6
Industrials	14.7
Information Technology	10.9
Materials	5.4
Telecommunication Services	1.4
Utilities	7.2
Money Market Funds	1.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Small Cap Value Fund I

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,145.20		1,018.25	7.02		6.61	1.32
Class B	1,000.00	1,000.00	1,140.80		1,014.53	10.99		10.34	2.07
Class C	1,000.00	1,000.00	1,140.90		1,014.53	10.99		10.34	2.07
Class I	1,000.00	1,000.00	1,147.70		1,020.48	4.63		4.36	0.87
Class R	1,000.00	1,000.00	1,143.70		1,017.01	8.34		7.85	1.57
Class R4	1,000.00	1,000.00	1,182.70	*	1,019.89	5.09	*	4.96	0.99	*
Class R5	1,000.00	1,000.00	1,183.10	*	1,020.38	4.58	*	4.46	0.89	*
Class Y	1,000.00	1,000.00	1,147.60		1,020.48	4.63		4.36	0.87
Class Z	1,000.00	1,000.00	1,146.60		1,019.49	5.69		5.36	1.07

*For the period November 8, 2012 through April 30, 2013. Class R4 and Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
6

Columbia Small Cap Value Fund I

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
Consumer Discretionary 11.1%
Auto Components 2.0%
Cooper Tire & Rubber Co.	315,950	7,863,996
Dana Holding Corp.	672,818	11,606,110
Gentex Corp.	354,010	7,965,225
Gentherm, Inc.(a)	289,846	4,414,355
Total		31,849,686
Diversified Consumer Services 0.4%
Lincoln Educational Services Corp.	589,290	3,282,345
Universal Technical Institute, Inc.	316,174	3,752,986
Total		7,035,331
Hotels, Restaurants & Leisure 1.1%
Life Time Fitness, Inc.(a)	186,290	8,602,872
Red Robin Gourmet Burgers, Inc.(a)	163,028	7,885,664
Total		16,488,536
Household Durables 0.3%
Cavco Industries, Inc.(a)	93,026	4,243,846
Specialty Retail 5.0%
Destination XL Group, Inc.(a)	666,022	3,316,790
Finish Line, Inc., Class A (The)	449,997	8,725,442
Haverty Furniture Companies, Inc.	268,874	6,393,824
Men's Wearhouse, Inc. (The)	326,826	10,948,671
Pier 1 Imports, Inc.	564,010	13,090,672
Rent-A-Center, Inc.	433,635	15,146,870
Select Comfort Corp.(a)	360,950	7,659,359
Shoe Carnival, Inc.	267,685	5,575,878
Stage Stores, Inc.	255,133	7,064,633
Total		77,922,139
Textiles, Apparel & Luxury Goods 2.3%
Crocs, Inc.(a)	490,290	7,854,446
Deckers Outdoor Corp.(a)	175,990	9,700,569
G-III Apparel Group Ltd.(a)	183,610	7,465,582
Steven Madden Ltd.(a)	210,540	10,238,560
Total		35,259,157
Total Consumer Discretionary		172,798,695

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Staples 3.5%
Food & Staples Retailing 1.4%
Andersons, Inc. (The)	125,755	6,856,163
Harris Teeter Supermarkets, Inc.	257,590	10,764,686
Spartan Stores, Inc.	222,112	3,727,039
Total		21,347,888
Food Products 1.8%
Chiquita Brands International, Inc.(a)	703,100	6,067,753
Darling International, Inc.(a)	500,320	9,260,923
Fresh Del Monte Produce, Inc.	479,665	12,188,288
Total		27,516,964
Personal Products 0.3%
Inter Parfums, Inc.	180,374	5,225,435
Total Consumer Staples		54,090,287
Energy 7.7%
Energy Equipment & Services 4.5%
Dawson Geophysical Co.(a)	214,561	6,595,605
Gulf Island Fabrication, Inc.	207,338	4,262,869
Helix Energy Solutions Group, Inc.(a)	458,670	10,567,757
Matrix Service Co.(a)	234,699	3,527,526
Newpark Resources, Inc.(a)	616,665	6,474,983
Patterson-UTI Energy, Inc.	361,460	7,623,191
Tesco Corp.(a)	367,365	4,481,853
Tetra Technologies, Inc.(a)	596,815	5,448,921
TGC Industries, Inc.	521,191	4,622,961
Tidewater, Inc.	303,260	15,905,987
Total		69,511,653
Oil, Gas & Consumable Fuels 3.2%
Bill Barrett Corp.(a)	321,040	6,375,855
Cloud Peak Energy, Inc.(a)	533,419	10,423,007
Energy XXI Bermuda Ltd.	505,130	11,486,656
Rex Energy Corp.(a)	339,500	5,455,765
Stone Energy Corp.(a)	526,589	10,389,601
VAALCO Energy, Inc.(a)	805,325	5,411,784
Total		49,542,668
Total Energy		119,054,321

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Financials 30.5%
Capital Markets 0.6%
GFI Group, Inc.	1,084,476	4,348,748
INTL FCStone, Inc.(a)	322,207	5,516,184
Total		9,864,932
Commercial Banks 10.1%
Ameris Bancorp(a)	564,545	7,830,239
BancFirst Corp.	113,471	4,747,627
BankUnited, Inc.	300,229	7,610,805
Banner Corp.	139,960	4,572,493
Bryn Mawr Bank Corp.	324,276	7,532,932
Chemical Financial Corp.	385,639	9,563,847
Columbia Banking System, Inc.	559,786	12,018,605
Community Trust Bancorp, Inc.	232,577	8,051,816
First Citizens BancShares Inc., Class A	31,381	5,850,046
First Commonwealth Financial Corp.	1,192,044	8,523,115
First Financial Corp.	270,005	8,340,454
FirstMerit Corp.	719,270	12,321,095
Glacier Bancorp, Inc.	567,768	10,475,320
Hancock Holding Co.	382,898	10,441,628
Hudson Valley Holding Corp.	168,535	2,592,068
Investors Bancorp, Inc.	424,911	8,413,238
Merchants Bancshares, Inc.	230,559	6,995,160
Northrim BanCorp, Inc.(b)	319,575	6,960,344
Union First Market Bankshares Corp.	224,198	4,239,584
Wintrust Financial Corp.	290,815	10,428,626
Total		157,509,042
Consumer Finance 0.6%
Cash America International, Inc.	197,292	8,607,850
Diversified Financial Services 0.8%
Interactive Brokers Group, Inc., Class A	455,350	6,857,571
Pico Holdings, Inc.(a)	223,331	4,846,283
Total		11,703,854
Insurance 8.6%
Allied World Assurance Co. Holdings AG	107,440	9,756,626
American Equity Investment Life Holding Co.	586,743	8,941,963
American Safety Insurance Holdings Ltd.(a)	342,119	8,238,226

Common Stocks (continued)

Issuer	Shares	Value ($)
Argo Group International Holdings Ltd.	322,452	13,365,635
Baldwin & Lyons, Inc., Class B	238,369	5,792,367
EMC Insurance Group, Inc.	280,547	7,919,842
Endurance Specialty Holdings Ltd.	193,047	9,453,512
FBL Financial Group, Inc., Class A	131,962	5,187,426
Hanover Insurance Group, Inc. (The)	224,820	11,337,673
Horace Mann Educators Corp.	345,442	7,789,717
Kemper Corp.	216,145	6,886,380
National Western Life Insurance Co., Class A	31,622	5,774,810
Navigators Group, Inc. (The)(a)	136,539	7,902,877
Safety Insurance Group, Inc.	147,832	7,342,815
Symetra Financial Corp.	713,708	9,727,840
United Fire Group, Inc.	278,392	7,783,840
Total		133,201,549
Real Estate Investment Trusts (REITs) 7.1%
Associated Estates Realty Corp.	392,687	7,017,317
Chesapeake Lodging Trust	412,422	9,757,904
Colonial Properties Trust	659,660	15,310,709
Cousins Properties, Inc.	1,008,264	11,010,243
National Health Investors, Inc.	146,790	9,723,370
Piedmont Office Realty Trust, Inc., Class A	303,160	6,220,843
Potlatch Corp.	278,901	13,205,962
Sabra Health Care REIT, Inc.	292,060	8,709,229
Select Income REIT	274,690	7,836,906
Sunstone Hotel Investors, Inc.(a)	1,066,879	13,239,968
Terreno Realty Corp.	471,269	8,869,283
Total		110,901,734
Thrifts & Mortgage Finance 2.7%
Bank Mutual Corp.	1,164,828	6,033,809
BankFinancial Corp.	434,557	3,428,655
Brookline Bancorp, Inc.	773,828	6,500,155
Home Federal Bancorp, Inc.	469,611	5,719,862
Provident New York Bancorp	480,181	4,340,836
Washington Federal, Inc.	651,145	11,180,160
WSFS Financial Corp.	86,362	4,226,556
Total		41,430,033
Total Financials		473,218,994

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 6.6%
Biotechnology 0.2%
Dynavax Technologies Corp.(a)	1,090,905	2,563,627
Health Care Equipment & Supplies 1.5%
Angiodynamics, Inc.(a)	321,801	3,259,844
CONMED Corp.	262,182	8,214,162
ICU Medical, Inc.(a)	86,214	5,194,393
Orthofix International NV(a)	160,405	5,197,122
Quidel Corp.(a)	80,990	1,807,697
Total		23,673,218
Health Care Providers & Services 1.9%
Centene Corp.(a)	201,270	9,298,674
Magellan Health Services, Inc.(a)	176,870	9,048,669
Molina Healthcare, Inc.(a)	243,320	8,078,224
Triple-S Management Corp., Class B(a)	209,710	3,781,072
Total		30,206,639
Health Care Technology 0.4%
Allscripts-Misys Healthcare Solutions, Inc.(a)	463,190	6,410,550
Pharmaceuticals 2.6%
Impax Laboratories, Inc.(a)	473,500	8,286,250
Jazz Pharmaceuticals PLC(a)	185,371	10,816,398
Questcor Pharmaceuticals, Inc.	209,176	6,430,070
Supernus Pharmaceuticals, Inc.(a)	669,431	3,440,875
Viropharma, Inc.(a)	414,428	11,293,163
Total		40,266,756
Total Health Care		103,120,790
Industrials 14.7%
Aerospace & Defense 1.7%
AAR Corp.	250,708	4,477,645
Curtiss-Wright Corp.	254,430	8,355,481
Esterline Technologies Corp.(a)	185,670	13,932,677
Total		26,765,803
Airlines 0.4%
Hawaiian Holdings, Inc.(a)	1,030,798	5,659,081
Building Products 0.5%
Universal Forest Products, Inc.	178,230	6,879,678

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Services & Supplies 2.0%
ACCO Brands Corp.(a)	877,988	5,926,419
Consolidated Graphics, Inc.(a)	136,494	4,868,741
Ennis, Inc.	237,746	3,654,156
Steelcase, Inc., Class A	470,630	5,977,001
Unifirst Corp.	120,420	10,964,241
Total		31,390,558
Construction & Engineering 0.8%
Comfort Systems U.S.A., Inc.	361,526	4,638,379
KHD Humboldt Wedag International AG	386,203	2,410,812
Layne Christensen Co.(a)	168,964	3,451,935
Sterling Construction Co., Inc.(a)	215,760	2,183,491
Total		12,684,617
Electrical Equipment 1.8%
Brady Corp., Class A	304,910	10,330,351
EnerSys, Inc.(a)	242,022	11,094,288
GrafTech International Ltd.(a)	696,206	4,998,759
Powell Industries, Inc.(a)	29,350	1,445,194
Total		27,868,592
Machinery 6.1%
Albany International Corp., Class A	274,536	7,975,271
Altra Holdings, Inc.	227,406	6,060,370
Astec Industries, Inc.	192,148	6,308,219
Briggs & Stratton Corp.	370,929	8,342,193
CIRCOR International, Inc.	135,359	6,406,541
Dynamic Materials Corp.	193,696	3,075,892
EnPro Industries, Inc.(a)	157,206	7,747,112
FreightCar America, Inc.	163,041	3,404,296
Gorman-Rupp Co.	93,110	2,630,358
ITT Corp.	354,760	9,791,376
Kadant, Inc.	177,942	4,923,655
LB Foster Co., Class A	165,032	7,286,163
Mueller Industries, Inc.	173,641	8,991,131
Titan International, Inc.	301,650	6,729,811
Twin Disc, Inc.	233,378	4,975,619
Total		94,648,007
Professional Services 0.4%
Korn/Ferry International(a)	352,652	5,836,391

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 1.0%
Heartland Express, Inc.	489,843	6,647,170
Werner Enterprises, Inc.	410,799	9,431,945
Total		16,079,115
Total Industrials		227,811,842
Information Technology 10.8%
Communications Equipment 0.2%
Symmetricom, Inc.(a)	755,758	3,929,942
Computers & Peripherals 0.4%
QLogic Corp.(a)	588,250	6,388,395
Electronic Equipment, Instruments & Components 1.7%
Electro Scientific Industries, Inc.	384,685	4,146,904
GSI Group, Inc.(a)	530,922	4,534,074
Littelfuse, Inc.	153,215	10,697,471
MTS Systems Corp.	117,842	7,182,470
Total		26,560,919
Internet Software & Services 1.4%
j2 Global, Inc.	304,795	12,405,157
ValueClick, Inc.(a)	317,790	9,806,999
Total		22,212,156
IT Services 1.2%
Global Cash Access Holdings, Inc.(a)	518,214	3,694,866
MoneyGram International, Inc.(a)	453,390	7,485,469
TeleTech Holdings, Inc.(a)	361,434	7,694,930
Total		18,875,265
Semiconductors & Semiconductor Equipment 4.5%
ATMI, Inc.(a)	269,750	5,867,062
Cypress Semiconductor Corp.	868,430	8,762,459
Entegris, Inc.(a)	1,060,112	10,049,862
Integrated Device Technology, Inc.(a)	991,319	7,048,278
MKS Instruments, Inc.	363,984	9,780,250
RF Micro Devices, Inc.(a)	1,806,850	10,136,428
Silicon Laboratories, Inc.(a)	254,990	10,125,653
Teradyne, Inc.(a)	447,450	7,356,078
Total		69,126,070

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 1.4%
Progress Software Corp.(a)	363,508	8,204,375
PTC, Inc.(a)	326,506	7,839,409
Tangoe, Inc.(a)	420,266	5,404,621
Total		21,448,405
Total Information Technology		168,541,152
Materials 5.4%
Chemicals 2.6%
A. Schulman, Inc.	222,048	5,766,586
Chemtura Corp.(a)	500,314	10,636,676
LSB Industries, Inc.(a)	29,598	966,671
Minerals Technologies, Inc.	250,207	10,165,910
OM Group, Inc.(a)	490,536	12,003,416
Total		39,539,259
Containers & Packaging 1.2%
Greif, Inc., Class A	388,089	18,694,247
Metals & Mining 0.8%
Hecla Mining Co.	2,170,700	7,380,380
Olympic Steel, Inc.	260,897	5,217,940
Total		12,598,320
Paper & Forest Products 0.8%
Buckeye Technologies, Inc.	188,588	7,089,023
Wausau Paper Corp.	588,812	5,994,106
Total		13,083,129
Total Materials		83,914,955
Telecommunication Services 1.4%
Diversified Telecommunication Services 0.8%
Alteva, Inc.(b)	345,845	3,603,705
Cbeyond, Inc.(a)	582,355	5,113,077
Lumos Networks Corp.	106,233	1,433,083
Neutral Tandem, Inc.	908,970	2,708,731
Total		12,858,596
Wireless Telecommunication Services 0.6%
NTELOS Holdings Corp.	208,985	3,076,259
Shenandoah Telecommunications Co.	330,221	5,412,322
Total		8,488,581
Total Telecommunication Services		21,347,177

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 7.2%
Electric Utilities 4.0%
Allete, Inc.	274,300	14,085,305
El Paso Electric Co.	276,186	10,345,928
IDACORP, Inc.	277,304	13,646,130
MGE Energy, Inc.	188,592	10,532,863
Portland General Electric Co.	420,349	13,556,255
Total		62,166,481
Gas Utilities 1.8%
Chesapeake Utilities Corp.	62,555	3,337,935
Laclede Group, Inc. (The)	248,214	11,594,076
Southwest Gas Corp.	266,585	13,507,862
Total		28,439,873
Multi-Utilities 1.4%
Avista Corp.	374,449	10,503,294
Vectren Corp.	284,486	10,685,294
Total		21,188,588
Total Utilities		111,794,942
Total Common Stocks (Cost: $1,219,083,450)		1,535,693,155

Money Market Funds 1.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.126%(b)(c)	15,318,686	15,318,686
Total Money Market Funds (Cost: $15,318,686)		15,318,686
Total Investments (Cost: $1,234,402,136)		1,551,011,841
Other Assets & Liabilities, Net		933,664
Net Assets		1,551,945,505

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Alteva, Inc.	4,283,382	109,416	(81,638)	(10,215)	4,300,945	368,404	3,603,705
Columbia Short-Term Cash Fund	5,728,038	266,107,356	(256,516,708)	—	15,318,686	8,765	15,318,686
Northrim BanCorp, Inc.	4,922,177	—	(185,319)	(20,535)	4,716,323	187,780	6,960,344	*
Total	14,933,597	266,216,772	(256,783,665)	(30,750)	24,335,954	564,949	25,882,735

*Issuer was not an affiliate for the entire period ended April 30, 2013.

(c)  The rate shown is the seven-day current annualized yield at April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Small Cap Value Fund I

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	172,798,695	—	—	172,798,695
Consumer Staples	54,090,287	—	—	54,090,287
Energy	119,054,321	—	—	119,054,321
Financials	473,218,994	—	—	473,218,994
Health Care	103,120,790	—	—	103,120,790
Industrials	225,401,030	2,410,812	—	227,811,842
Information Technology	168,541,152	—	—	168,541,152
Materials	83,914,955	—	—	83,914,955
Telecommunication Services	21,347,177	—	—	21,347,177
Utilities	111,794,942	—	—	111,794,942
Total Equity Securities	1,533,282,343	2,410,812	—	1,535,693,155
Other
Money Market Funds	15,318,686	—	—	15,318,686
Total Other	15,318,686	—	—	15,318,686
Total	1,548,601,029	2,410,812	—	1,551,011,841

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Small Cap Value Fund I

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,210,066,182)	$1,525,129,106
Affiliated issuers (identified cost $24,335,954)	25,882,735
Total investments (identified cost $1,234,402,136)	1,551,011,841
Cash	1,893
Receivable for:
Investments sold	8,271,153
Capital shares sold	1,860,372
Dividends	522,143
Reclaims	617
Prepaid expenses	4,934
Trustees' deferred compensation plan	89,068
Total assets	1,561,762,021
Liabilities
Payable for:
Investments purchased	4,743,084
Capital shares purchased	4,294,533
Investment management fees	31,457
Distribution and/or service fees	4,694
Transfer agent fees	493,918
Administration fees	3,166
Compensation of board members	7,116
Chief compliance officer expenses	106
Other expenses	149,374
Trustees' deferred compensation plan	89,068
Total liabilities	9,816,516
Net assets applicable to outstanding capital stock	$1,551,945,505
Represented by
Paid-in capital	$1,147,760,485
Undistributed net investment income	1,607,504
Accumulated net realized gain	85,967,802
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	315,062,924
Investments — affiliated issuers	1,546,781
Foreign currency translations	9
Total — representing net assets applicable to outstanding capital stock	$1,551,945,505

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Small Cap Value Fund I

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$518,968,456
Shares outstanding	11,365,202
Net asset value per share	$45.66
Maximum offering price per share(a)	$48.45
Class B
Net assets	$5,465,834
Shares outstanding	151,995
Net asset value per share	$35.96
Class C
Net assets	$36,007,262
Shares outstanding	938,578
Net asset value per share	$38.36
Class I
Net assets	$59,690,061
Shares outstanding	1,236,986
Net asset value per share	$48.25
Class R
Net assets	$2,239,731
Shares outstanding	49,010
Net asset value per share	$45.70
Class R4
Net assets	$2,826
Shares outstanding	58
Net asset value per share(b)	$48.96
Class R5
Net assets	$2,825
Shares outstanding	58
Net asset value per share(b)	$48.93
Class Y
Net assets	$1,228,691
Shares outstanding	25,457
Net asset value per share(b)	$48.26
Class Z
Net assets	$928,339,819
Shares outstanding	19,256,002
Net asset value per share	$48.21

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Small Cap Value Fund I

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$29,734,968
Dividends — affiliated issuers	564,949
Income from securities lending — net	1,305,972
Foreign taxes withheld	(1,098)
Total income	31,604,791
Expenses:
Investment management fees	11,658,742
Distribution and/or service fees
Class A	1,336,086
Class B	75,247
Class C	370,395
Class R	9,685
Transfer agent fees
Class A	1,095,863
Class B	15,404
Class C	75,937
Class R	3,975
Class R4(a)	2
Class R5(a)	1
Class Y	11
Class Z	1,904,528
Administration fees	1,173,360
Compensation of board members	55,799
Custodian fees	51,637
Printing and postage fees	394,282
Registration fees	122,496
Professional fees	80,516
Chief compliance officer expenses	1,432
Other	47,243
Total expenses	18,472,641
Expense reductions	(8,240)
Total net expenses	18,464,401
Net investment income	13,140,390
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	161,481,110
Investments — affiliated issuers	(30,750)
Foreign currency translations	(126)
Net realized gain	161,450,234
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	35,058,197
Investments — affiliated issuers	(1,114,010)
Foreign currency translations	9
Net change in unrealized appreciation (depreciation)	33,944,196
Net realized and unrealized gain	195,394,430
Net increase in net assets resulting from operations	$208,534,820

(a) For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Small Cap Value Fund I

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)	Year Ended April 30, 2012(b)	Year Ended June 30, 2011(c)
Operations
Net investment income	$13,140,390	$8,057,060	$8,589,595
Net realized gain	161,450,234	14,275,410	136,154,589
Net change in unrealized appreciation (depreciation)	33,944,196	(87,829,082)	306,050,226
Net increase (decrease) in net assets resulting from operations	208,534,820	(65,496,612)	450,794,410
Distributions to shareholders
Net investment income
Class A	(2,900,099)	(2,342,128)	(7,017,198)
Class B	—	—	(88,560)
Class C	(6)	—	(213,115)
Class I	(547,980)	(517,969)	(138,731)
Class R	(6,051)	(2,506)	(23)
Class R4	(20)	—	—
Class R5	(23)	—	—
Class Y	(10,555)	(9,857)	(17,298)
Class Z	(6,869,290)	(6,383,085)	(11,796,161)
Net realized gains
Class A	(20,086,386)	(38,931,991)	(2,463,814)
Class B	(343,993)	(1,063,341)	(96,216)
Class C	(1,632,162)	(3,274,340)	(228,826)
Class I	(1,989,451)	(3,775,799)	(28,480)
Class R	(73,833)	(77,710)	(10)
Class R4	(95)	—	—
Class R5	(95)	—	—
Class Y	(39,569)	(72,726)	(4,413)
Class Z	(33,024,775)	(62,124,851)	(3,391,556)
Total distributions to shareholders	(67,524,383)	(118,576,303)	(25,484,401)
Increase (decrease) in net assets from capital stock activity	(337,505,049)	(28,202,753)	93,578,338
Proceeds from regulatory settlements (Note 6)	—	253,732	—
Total increase (decrease) in net assets	(196,494,612)	(212,021,936)	518,888,347
Net assets at beginning of year	1,748,440,117	1,960,462,053	1,441,573,706
Net assets at end of year	$1,551,945,505	$1,748,440,117	$1,960,462,053
Undistributed (excess of distributions over) net investment income	$1,607,504	$(1,845,411)	$(4,947,871)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) For the period from July 1, 2011 to April 30, 2012. During the period the Fund's fiscal year end was changed from June 30 to April 30.

(c) Class I and Class R shares are for the period from September 27, 2010 (commencement of operations) to June 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Small Cap Value Fund I

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)		Year Ended April 30, 2012(b)		Year Ended June 30, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	1,908,137	79,899,792	2,110,887	86,271,345	3,445,581	146,347,011
Fund merger	—	—	—	—	84,483	3,796,041
Distributions reinvested	531,717	21,461,317	969,748	38,091,716	194,540	8,561,537
Redemptions	(5,170,170)	(217,896,943)	(4,222,228)	(173,382,526)	(5,041,182)	(215,635,581)
Net decrease	(2,730,316)	(116,535,834)	(1,141,593)	(49,019,465)	(1,316,578)	(56,930,992)
Class B shares
Subscriptions	1,494	48,717	4,221	134,328	3,396	125,008
Fund merger	—	—	—	—	3,912	142,878
Distributions reinvested	9,703	308,353	29,327	921,153	4,280	154,130
Redemptions(d)	(173,042)	(5,727,907)	(196,793)	(6,548,681)	(315,227)	(10,766,458)
Net decrease	(161,845)	(5,370,837)	(163,245)	(5,493,200)	(303,639)	(10,344,442)
Class C shares
Subscriptions	39,486	1,388,004	44,381	1,527,912	62,434	2,292,989
Fund merger	—	—	—	—	3,642	140,698
Distributions reinvested	38,620	1,309,608	75,327	2,516,690	8,504	323,786
Redemptions	(330,817)	(11,645,024)	(243,532)	(8,505,784)	(375,679)	(13,752,828)
Net decrease	(252,711)	(8,947,412)	(123,824)	(4,461,182)	(301,099)	(10,995,355)
Class I shares
Subscriptions	459,264	19,998,024	213,483	9,390,959	854,521	39,470,130
Fund merger	—	—	—	—	817,679	38,645,293
Distributions reinvested	59,583	2,536,896	103,871	4,292,969	3,610	167,163
Redemptions	(518,321)	(24,069,407)	(638,896)	(28,681,502)	(117,808)	(5,633,645)
Net increase (decrease)	526	(1,534,487)	(321,542)	(14,997,574)	1,558,002	72,648,941
Class R shares
Subscriptions	7,824	329,466	45,476	1,667,666	371	17,021
Fund merger	—	—	—	—	94	4,223
Distributions reinvested	1,969	79,603	2,028	79,770	—	—
Redemptions	(5,601)	(231,921)	(3,151)	(131,485)	—	—
Net increase	4,192	177,148	44,353	1,615,951	465	21,244
Class R4 shares
Subscriptions	58	2,500	—	—	—	—
Net increase	58	2,500	—	—	—	—
Class R5 shares
Subscriptions	58	2,500	—	—	—	—
Net increase	58	2,500	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Small Cap Value Fund I

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)		Year Ended April 30, 2012(b)		Year Ended June 30, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	3,556	152,548	1,974	81,587	1,282	50,000
Distributions reinvested	—	—	24	996	470	21,712
Redemptions	(2,134)	(100,045)	(5,179)	(237,025)	(4,054)	(175,000)
Net increase (decrease)	1,422	52,503	(3,181)	(154,442)	(2,302)	(103,288)
Class Z shares
Subscriptions	4,093,384	180,407,360	5,756,016	247,038,840	7,631,753	339,799,924
Distributions reinvested	755,073	32,137,789	1,195,804	49,422,588	226,837	10,463,621
Redemptions	(9,548,544)	(417,896,279)	(5,847,194)	(252,154,269)	(5,609,970)	(250,981,315)
Net increase (decrease)	(4,700,087)	(205,351,130)	1,104,626	44,307,159	2,248,620	99,282,230
Total net increase (decrease)	(7,838,703)	(337,505,049)	(604,406)	(28,202,753)	1,883,469	93,578,338

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) For the period from July 1, 2011 to April 30, 2012. During the period the Fund's fiscal year end was changed from June 30 to April 30.

(c) Class I and Class R shares are for the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Small Cap Value Fund I

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended June 30,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$41.67		$46.21		$35.84		$29.29		$39.50		$52.16
Income from investment operations:
Net investment income	0.29		0.14		0.16		0.15		0.23	(b)	0.15
Net realized and unrealized gain (loss)	5.58		(1.81)		10.80		6.58		(8.50)		(8.46)
Total from investment operations	5.87		(1.67)		10.96		6.73		(8.27)		(8.31)
Less distributions to shareholders:
Net investment income	(0.24)		(0.16)		(0.44)		(0.18)		(0.01)		(0.14)
Net realized gains	(1.64)		(2.72)		(0.15)		—		(1.93)		(4.21)
Total distributions to shareholders	(1.88)		(2.88)		(0.59)		(0.18)		(1.94)		(4.35)
Proceeds from regulatory settlements	—		0.01		—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$45.66		$41.67		$46.21		$35.84		$29.29		$39.50
Total return	14.68%		(3.21	%)(d)	30.67%		22.99%		(20.73%)		(16.96%)
Ratios to average net assets(e)(f)
Total gross expenses	1.32%		1.31	%(g)	1.25	%(h)	1.27	%(h)	1.38	%(h)	1.26	%(h)
Total net expenses(i)	1.32	%(j)	1.31	%(g)(j)	1.25	%(h)(j)	1.27	%(h)(j)	1.38	%(h)(j)	1.26	%(h)(j)
Net investment income	0.70%		0.41	%(g)	0.37%		0.43%		0.74%		0.29%
Supplemental data
Net assets, end of period (in thousands)	$518,968		$587,332		$704,167		$593,209		$443,154		$513,671
Portfolio turnover	42%		23%		31%		30%		50%		40%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to zero.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year Ended April 30,				Year Ended June 30,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$33.22		$37.54		$29.17		$23.96		$33.00		$44.51
Income from investment operations:
Net investment income (loss)	0.04		(0.10)		(0.13)		(0.10)		(0.01	)(b)	(0.21)
Net realized and unrealized gain (loss)	4.34		(1.50)		8.80		5.38		(7.10)		(7.09)
Total from investment operations	4.38		(1.60)		8.67		5.28		(7.11)		(7.30)
Less distributions to shareholders:
Net investment income	—		—		(0.15)		(0.07)		—		—
Net realized gains	(1.64)		(2.72)		(0.15)		—		(1.93)		(4.21)
Total distributions to shareholders	(1.64)		(2.72)		(0.30)		(0.07)		(1.93)		(4.21)
Proceeds from regulatory settlements	—		0.00	(c)	—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$35.96		$33.22		$37.54		$29.17		$23.96		$33.00
Total return	13.84%		(3.85	%)(d)	29.76%		22.02%		(21.31%)		(17.58%)
Ratios to average net assets(e)(f)
Total gross expenses	2.06%		2.07	%(g)	2.00	%(h)	2.02	%(h)	2.13	%(h)	2.01	%(h)
Total net expenses(i)	2.06	%(j)	2.07	%(g)(j)	2.00	%(h)(j)	2.02	%(h)(j)	2.13	%(h)(j)	2.01	%(h)(j)
Net investment income (loss)	0.11%		(0.37	%)(g)	(0.38%)		(0.33%)		(0.02%)		(0.47%)
Supplemental data
Net assets, end of period (in thousands)	$5,466		$10,427		$17,908		$22,775		$28,977		$50,784
Portfolio turnover	42%		23%		31%		30%		50%		40%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to zero.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year Ended April 30,				Year Ended June 30,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$35.33		$39.73		$30.87		$25.35		$34.76		$46.65
Income from investment operations:
Net investment loss	(0.01)		(0.10)		(0.14)		(0.10)		(0.00	)(b)(c)	(0.22)
Net realized and unrealized gain (loss)	4.68		(1.58)		9.30		5.69		(7.48)		(7.46)
Total from investment operations	4.67		(1.68)		9.16		5.59		(7.48)		(7.68)
Less distributions to shareholders:
Net investment income	—		—		(0.15)		(0.07)		—		—
Net realized gains	(1.64)		(2.72)		(0.15)		—		(1.93)		(4.21)
Total distributions to shareholders	(1.64)		(2.72)		(0.30)		(0.07)		(1.93)		(4.21)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	0.00	(b)	—
Net asset value, end of period	$38.36		$35.33		$39.73		$30.87		$25.35		$34.76
Total return	13.83%		(3.84	%)(d)	29.71%		22.04%		(21.30%)		(17.59%)
Ratios to average net assets(e)(f)
Total gross expenses	2.07%		2.06	%(g)	2.00	%(h)	2.02	%(h)	2.13	%(h)	2.01	%(h)
Total net expenses(i)	2.07	%(j)	2.06	%(g)(j)	2.00	%(h)(j)	2.02	%(h)(j)	2.13	%(h)(j)	2.01	%(h)(j)
Net investment loss	(0.04%)		(0.34	%)(g)	(0.38%)		(0.33%)		(0.01%)		(0.47%)
Supplemental data
Net assets, end of period (in thousands)	$36,007		$42,092		$52,248		$49,888		$44,377		$61,053
Portfolio turnover	42%		23%		31%		30%		50%		40%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Rounds to zero.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year Ended April 30,			Year Ended June 30,
Class I	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$43.93	$48.60		$40.40
Income from investment operations:
Net investment income	0.52	0.31		0.30
Net realized and unrealized gain (loss)	5.87	(1.90)		8.66
Total from investment operations	6.39	(1.59)		8.96
Less distributions to shareholders:
Net investment income	(0.43)	(0.37)		(0.61)
Net realized gains	(1.64)	(2.72)		(0.15)
Total distributions to shareholders	(2.07)	(3.09)		(0.76)
Proceeds from regulatory settlements	—	0.01		—
Net asset value, end of period	$48.25	$43.93		$48.60
Total return	15.19%	(2.85	%)(c)	22.29%
Ratios to average net assets(d)(e)
Total gross expenses	0.87%	0.86	%(f)	0.83	%(f)(g)
Total net expenses(h)	0.87%	0.86	%(f)	0.83	%(f)(g)(i)
Net investment income	1.17%	0.85	%(f)	0.84	%(f)
Supplemental data
Net assets, end of period (in thousands)	$59,690	$54,312		$75,716
Portfolio turnover	42%	23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year Ended April 30,				Year Ended June 30,
Class R	2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$41.70		$46.23		$38.43
Income from investment operations:
Net investment income	0.14		0.12		0.09
Net realized and unrealized gain (loss)	5.63		(1.86)		8.22
Total from investment operations	5.77		(1.74)		8.31
Less distributions to shareholders:
Net investment income	(0.13)		(0.08)		(0.36)
Net realized gains	(1.64)		(2.72)		(0.15)
Total distributions to shareholders	(1.77)		(2.80)		(0.51)
Proceeds from regulatory settlements	—		0.01		—
Net asset value, end of period	$45.70		$41.70		$46.23
Total return	14.40%		(3.37	%)(c)	21.68%
Ratios to average net assets(d)(e)
Total gross expenses	1.57%		1.53	%(f)	1.50	%(f)(g)
Total net expenses(h)	1.57	%(i)	1.53	%(f)(i)	1.50	%(f)(g)(i)
Net investment income	0.33%		0.34	%(f)	0.27	%(f)
Supplemental data
Net assets, end of period (in thousands)	$2,240		$1,869		$21
Portfolio turnover	42%		23%		31%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Small Cap Value Fund I

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$43.31
Income from investment operations:
Net investment income	0.22
Net realized and unrealized gain	7.42
Total from investment operations	7.64
Less distributions to shareholders:
Net investment income	(0.35)
Net realized gains	(1.64)
Total distributions to shareholders	(1.99)
Net asset value, end of period	$48.96
Total return	18.27%
Ratios to average net assets(b)
Total gross expenses	0.99	%(c)
Total net expenses(d)	0.99	%(c)
Net investment income	1.00	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	42%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Small Cap Value Fund I

Financial Highlights (continued)

Class R5	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$43.31
Income from investment operations:
Net investment income	0.24
Net realized and unrealized gain	7.41
Total from investment operations	7.65
Less distributions to shareholders:
Net investment income	(0.39)
Net realized gains	(1.64)
Total distributions to shareholders	(2.03)
Net asset value, end of period	$48.93
Total return	18.31%
Ratios to average net assets(b)
Total gross expenses	0.89	%(c)
Total net expenses(d)	0.89	%(c)
Net investment income	1.10	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	42%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year Ended April 30,			Year Ended June 30,
Class Y	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$43.93	$48.60		$37.63		$31.68
Income from investment operations:
Net investment income	0.50	0.31		0.37		0.31
Net realized and unrealized gain (loss)	5.90	(1.90)		11.36		5.88
Total from investment operations	6.40	(1.59)		11.73		6.19
Less distributions to shareholders:
Net investment income	(0.43)	(0.37)		(0.61)		(0.24)
Net realized gains	(1.64)	(2.72)		(0.15)		—
Total distributions to shareholders	(2.07)	(3.09)		(0.76)		(0.24)
Proceeds from regulatory settlements	—	0.01		—		0.00	(c)
Net asset value, end of period	$48.26	$43.93		$48.60		$37.63
Total return	15.20%	(2.86	%)(d)	31.27%		19.57%
Ratios to average net assets(e)(f)
Total gross expenses	0.87%	0.86	%(g)	0.81	%(h)	0.85	%(g)(h)
Total net expenses(i)	0.87%	0.86	%(g)	0.81	%(h)(j)	0.85	%(g)(h)(j)
Net investment income	1.14%	0.85	%(g)	0.82%		0.85	%(g)
Supplemental data
Net assets, end of period (in thousands)	$1,229	$1,056		$1,323		$1,111
Portfolio turnover	42%	23%		31%		30%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  For the period from July 15, 2009 (commencement of operations) to June 30, 2010.

(c)  Rounds to zero.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Small Cap Value Fund I

Financial Highlights (continued)

	Year Ended April 30,				Year Ended June 30,
Class Z	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$43.89		$48.53		$37.60		$30.68		$41.22		$54.23
Income from investment operations:
Net investment income	0.41		0.24		0.28		0.26		0.32	(b)	0.30
Net realized and unrealized gain (loss)	5.89		(1.89)		11.34		6.88		(8.87)		(8.84)
Total from investment operations	6.30		(1.65)		11.62		7.14		(8.55)		(8.54)
Less distributions to shareholders:
Net investment income	(0.34)		(0.28)		(0.54)		(0.22)		(0.06)		(0.26)
Net realized gains	(1.64)		(2.72)		(0.15)		—		(1.93)		(4.21)
Total distributions to shareholders	(1.98)		(3.00)		(0.69)		(0.22)		(1.99)		(4.47)
Proceeds from regulatory settlements	—		0.01		—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$48.21		$43.89		$48.53		$37.60		$30.68		$41.22
Total return	14.97%		(3.00	%)(d)	31.00%		23.28%		(20.53%)		(16.74%)
Ratios to average net assets(e)(f)
Total gross expenses	1.07%		1.06	%(g)	1.00	%(h)	1.02	%(h)	1.13	%(h)	1.01	%(h)
Total net expenses(i)	1.07	%(j)	1.06	%(g)(j)	1.00	%(h)(j)	1.02	%(h)(j)	1.13	%(h)(j)	1.01	%(h)(j)
Net investment income	0.93%		0.67	%(g)	0.62%		0.69%		1.00%		0.55%
Supplemental data
Net assets, end of period (in thousands)	$928,340		$1,051,352		$1,109,078		$774,590		$364,071		$235,632
Portfolio turnover	42%		23%		31%		30%		50%		40%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to April 30, 2012. During the period, the Fund's fiscal year end was changed from June 30 to April 30.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to zero.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Small Cap Value Fund I

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign

Annual Report 2013
29

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2013

exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may

Annual Report 2013
30

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2013

be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2013 was 0.74% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average

Annual Report 2013
31

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2013

aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Beginning November 1, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4*	0.15
Class R5*	0.05
Class Y	0.00	**
Class Z	0.20

*Annualized.

**Rounds to zero.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, these minimum account balance fees reduced total expenses by $8,240.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $33,016 for Class A, $4,766 for Class B and $1,269 for Class C shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	November 1, 2012 through August 31, 2013		Prior to November 1, 2012
Class A	1.40%		1.37%
Class B	2.15		2.12
Class C	2.15		2.12
Class I	0.99		0.97
Class R	1.65		1.62
Class R4	1.15	*	—
Class R5	1.04	*	—
Class Y	0.99		1.12
Class Z	1.15		1.12

*Annual rate is contractual from November 8, 2012 (the commencement of operations of each share class) through November 8, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and

Annual Report 2013
32

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2013

non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, Passive Foreign Investment Company holdings, and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$646,549
Accumulated net realized gain	(17,327,139)
Paid-in capital	16,680,590

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended June 30, 2011
Ordinary income	$11,885,761	$34,261,606	$19,271,086
Long-term capital gains	55,638,622	84,314,697	6,213,315
Total	$67,524,383	$118,576,303	$25,484,401

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$26,842,773
Undistributed accumulated long-term capital gains	66,788,250
Unrealized appreciation	310,643,740

At April 30, 2013, the cost of investments for federal income tax purposes was $1,240,368,101 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$355,285,024
Unrealized depreciation	(44,641,284)
Net unrealized appreciation	$310,643,740

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $667,570,030 and $1,063,250,066, respectively, for the year ended April 30, 2013.

Note 6. Regulatory Settlements

During the period ended April 30, 2012, the Fund received $253,732 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of

Annual Report 2013
33

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2013

the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended April 30, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At April 30, 2013, two unaffiliated shareholder accounts owned an aggregate of 29.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 3.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 11. Fund Merger

At the close of business on June 3, 2011, Columbia Small Cap Value Fund I acquired the assets and assumed the identified liabilities of RiverSource Disciplined Small Cap Value Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Columbia Small Cap Value Fund I immediately before the acquisition were $1,873,264,948 and the combined net assets immediately after the acquisition were $1,915,994,081.

The merger was accomplished by a tax-free exchange of 4,604,408 shares of RiverSource Disciplined Small Cap Value Fund valued at $42,729,133 (including $4,256,611 of unrealized appreciation).

In exchange for RiverSource Disciplined Small Cap Value Fund shares, Columbia Small Cap Value Fund I issued the following number of shares:

Shares
Class A	84,483
Class B	3,912
Class C	3,642
Class I	817,679
Class R	94

For financial reporting purposes, net assets received and shares issued by Columbia Small Cap Value Fund I were recorded at fair value; however, RiverSource Disciplined Small Cap Value Fund's cost of investments was carried forward.

The financial statements reflect the operations of Columbia Small Cap Value Fund I for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Disciplined Small Cap Value Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on July 1, 2010 Columbia Small Cap Value Fund I's pro-forma net investment income, net gain on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended June 30, 2011 would have been

Annual Report 2013
34

Columbia Small Cap Value Fund I

Notes to Financial Statements (continued)

April 30, 2013

approximately $7.9 million, $142.1 million, $310.9 million and $460.9 million, respectively.

Note 12. Significant Risks

Financial Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q,

10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
35

Columbia Small Cap Value Fund I

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Small Cap Value Fund I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund I (the "Fund") (a series of Columbia Funds Series Trust I) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

Annual Report 2013
36

Columbia Small Cap Value Fund I

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	54.66%
Dividends Received Deduction	53.02%
Capital Gain Dividend	$137,301,875

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
37

Columbia Small Cap Value Fund I

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
38

Columbia Small Cap Value Fund I

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since February 2012 and 2001, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
39

Columbia Small Cap Value Fund I

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Global Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel,
J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
40

Columbia Small Cap Value Fund I

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Small Cap Value Fund I

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN229_04_C01_(06/13)

Annual Report

April 30, 2013

Columbia Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Bond Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	26
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	47
Federal Income Tax Information	48
Trustees and Officers	49
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Bond Fund

Performance Overview

Performance Summary

>  Columbia Bond Fund (the Fund) Class A shares returned 4.21% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 3.68% for the same 12-month period.

>  Selective risk-taking in diverse sectors of the fixed-income market aided performance relative to the benchmark.

Average Annual Total Returns (%) (for period ended April 30, 2013)

	Inception	1 Year	5 Years	10 Years
Class A*	03/31/08
Excluding sales charges		4.21	5.76	4.72
Including sales charges		-0.76	4.74	4.21
Class B*	03/07/11
Excluding sales charges		3.43	4.97	3.94
Including sales charges		-1.50	4.64	3.94
Class C*	03/31/08
Excluding sales charges		3.59	5.05	3.99
Including sales charges		2.60	5.05	3.99
Class I*	09/27/10	4.71	6.09	5.02
Class R*	11/16/11	3.95	5.37	4.31
Class R4*	11/08/12	4.46	6.02	4.98
Class R5*	11/08/12	4.52	6.03	4.99
Class T*	03/07/11
Excluding sales charges		4.32	5.87	4.83
Including sales charges		-0.67	4.84	4.33
Class W*	09/27/10	4.32	5.78	4.74
Class Y*	07/15/09	4.60	6.09	5.02
Class Z	01/09/86	4.47	6.02	4.99
Barclays U.S. Aggregate Bond Index		3.68	5.72	5.04

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 4.21% excluding sales charges. The Fund's benchmark, the Barclays U.S. Aggregate Bond Index, returned 3.68% for the same period. The Fund had sufficient exposure to non-Treasury segments of the fixed-income markets to benefit from an environment that rewarded risk taking.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) weighed on the global economy throughout the 12-month period ended April 30, 2013. Late in the period, the sequester clouded consumer confidence in the United States, even though it has had little material impact on the economy to date. However, a decrease in the U.S. unemployment rate early in 2013, steady manufacturing activity and a rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other volatile assets as central banks continued to pour liquidity into key markets.

Risk Taking Rewarded

During the period, investors were rewarded for venturing away from safe but low-yielding Treasury securities. The Fund added incremental value from selected investments in low-coupon agency mortgages, high-quality commercial mortgage-backed securities and corporate bonds. Within the corporate bond sector, the Fund's emphasis on financial companies paid off when their bonds rallied strongly. An underweight in the Treasury sector, which underperformed, also worked in the Fund's favor.

Because the Fund's maturity profile was modestly shorter than the benchmark, it gave up some relative return as bond yields declined. (Bond yields and prices move in opposite directions.) The Fund had no exposure to the riskiest areas of the market, such as high-yield bonds, but such investments, despite their success in the past 12 months, are inconsistent with the Fund's long-term strategy.

Looking Ahead

We plan to continue to seek out high-quality investments and to add risk if we believe it is justified by prevailing valuations and economic trends. Consensus forecasts now call for annual economic growth in the 2.0% range, and our positioning of the portfolio is currently consistent with that outlook. As the riskier sectors of the market have rallied, their yield advantage over Treasury securities has compressed. We would not hesitate to seek a more conservative framework should we see further erosion of this yield advantage.

Portfolio Management

Carl Pappo, CFA

Michael Zazzarino

Portfolio Breakdown (%) (at April 30, 2013)
Asset-Backed Securities — Agency	0.8
Asset-Backed Securities — Non-Agency	2.5
Commercial Mortgage-Backed Securities — Agency	0.1
Commercial Mortgage-Backed Securities — Non-Agency	13.1
Common Stocks	0.0	(a)
Consumer Staples	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	24.3
Consumer Discretionary	1.3
Consumer Staples	1.1
Energy	1.8
Financials	6.9
Foreign Government	0.2
Health Care	1.2
Industrials	1.9
Materials	0.8
Telecommunication	4.1
Utilities	5.0
Foreign Government Obligations	1.0
Money Market Funds	0.4
Municipal Bonds	1.8
Preferred Debt	1.2
Residential Mortgage-Backed Securities — Agency	30.9
Residential Mortgage-Backed Securities — Non-Agency	0.3
Treasury Bills	8.7
U.S. Government & Agency Obligations	3.5
U.S. Treasury Obligations	11.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013
4

Columbia Bond Fund

Manager Discussion of Fund Performance (continued)

Quality Breakdown (%) (at April 30, 2013)
AAA rating	66.6
AA rating	6.3
A rating	11.2
BBB rating	15.4
Non-investment grade	0.3
Not rated	0.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
5

Columbia Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.10		1,020.13	4.67		4.71	0.94
Class B	1,000.00	1,000.00	1,000.40		1,016.41	8.38		8.45	1.69
Class C	1,000.00	1,000.00	1,001.10		1,017.16	7.64		7.70	1.54
Class I	1,000.00	1,000.00	1,007.20		1,022.51	2.29		2.31	0.46
Class R	1,000.00	1,000.00	1,002.90		1,018.89	5.91		5.96	1.19
Class R4	1,000.00	1,000.00	1,003.60	*	1,021.37	3.26	*	3.46	0.69	*
Class R5	1,000.00	1,000.00	1,004.20	*	1,022.07	2.60	*	2.76	0.55	*
Class T	1,000.00	1,000.00	1,004.60		1,020.63	4.18		4.21	0.84
Class W	1,000.00	1,000.00	1,004.30		1,020.33	4.47		4.51	0.90
Class Y	1,000.00	1,000.00	1,006.20		1,022.17	2.64		2.66	0.53
Class Z	1,000.00	1,000.00	1,005.40		1,021.37	3.43		3.46	0.69

*For the period November 8, 2012 through April 30, 2013. Class R4 and Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Bond Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 26.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
L-3 Communications Corp. 02/15/21	4.950%	1,885,000	2,126,521
Lockheed Martin Corp. Senior Unsecured 09/15/21	3.350%	695,000	737,987
Total			2,864,508
Automotive 0.6%
Ford Motor Credit Co. LLC Senior Unsecured 06/15/16	3.984%	7,010,000	7,454,764
Banking 4.9%
Bank of America Corp. Senior Unsecured 01/24/22	5.700%	1,695,000	2,020,264
02/07/42	5.875%	1,890,000	2,363,156
Bank of Montreal Senior Unsecured 11/06/22	2.550%	3,210,000	3,200,543
Citigroup, Inc. Senior Unsecured 01/10/17	4.450%	2,335,000	2,582,136
Comerica Bank Subordinated Notes 08/22/17	5.200%	1,690,000	1,947,438
Discover Bank Subordinated Notes 11/18/19	8.700%	767,000	1,030,435
HSBC Holdings PLC Senior Unsecured 01/14/22	4.875%	515,000	602,378
HSBC USA, Inc. Subordinated Notes 09/27/20	5.000%	2,820,000	3,196,713
ING Bank NV Senior Unsecured(a) 03/15/16	4.000%	2,685,000	2,870,856
JPMorgan Chase & Co.(b) 04/29/49	7.900%	2,975,000	3,464,858
12/29/49	5.150%	420,000	426,825
JPMorgan Chase Capital XXIII(b) 05/15/47	1.290%	6,130,000	4,818,486
KeyCorp Senior Unsecured 03/24/21	5.100%	3,865,000	4,563,877
Merrill Lynch & Co., Inc. Subordinated Notes 05/02/17	5.700%	1,465,000	1,632,943

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Bank of Scotland Group PLC Senior Unsecured 09/18/15	2.550%	1,785,000	1,838,655
Scotland International Finance No. 2 BV Bank Guaranteed(a) 05/23/13	4.250%	1,655,000	1,656,679
State Street Corp. 03/15/18	4.956%	3,640,000	4,137,945
U.S. Bancorp Subordinated Notes 07/15/22	2.950%	7,252,000	7,330,140
Wells Fargo & Co. Subordinated Notes 02/13/23	3.450%	5,370,000	5,479,505
Wells Fargo & Co.(b) Senior Unsecured 06/15/16	3.676%	5,535,000	5,983,440
Total			61,147,272
Chemicals 0.6%
Dow Chemical Co. (The) Senior Unsecured 11/15/20	4.250%	1,625,000	1,804,416
Lubrizol Corp. 02/01/19	8.875%	2,035,000	2,822,958
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	1,655,000	1,886,018
11/15/21	6.000%	1,195,000	1,449,901
Total			7,963,293
Diversified Manufacturing 0.5%
General Electric Co. Senior Unsecured 10/09/22	2.700%	3,485,000	3,589,125
10/09/42	4.125%	2,571,000	2,721,990
Total			6,311,115
Electric 3.3%
Alabama Power Co. Senior Unsecured 03/15/41	5.500%	1,234,000	1,554,870
Commonwealth Edison Co. 1st Mortgage 09/15/17	6.150%	1,495,000	1,808,313
08/01/20	4.000%	3,020,000	3,433,024
Senior Unsecured 07/15/18	6.950%	1,130,000	1,390,576
Consolidated Edison Co. of New York, Inc. Senior Unsecured 04/01/38	6.750%	150,000	216,130

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Electric Co. Senior Secured 10/01/20	3.450%	3,410,000	3,755,140
Dominion Resources, Inc. Senior Unsecured 08/15/19	5.200%	325,000	388,697
Duke Energy Carolinas LLC 1st Mortgage 10/01/15	5.300%	295,000	328,432
1st Refunding Mortgage 09/30/42	4.000%	2,502,000	2,553,431
FPL Energy National Wind LLC Senior Secured(a) 03/10/24	5.608%	471,040	460,349
FirstEnergy Corp. Senior Unsecured 03/15/18	2.750%	3,290,000	3,353,461
03/15/23	4.250%	1,365,000	1,409,960
Georgia Power Co. Senior Unsecured 06/01/17	5.700%	990,000	1,168,583
09/01/40	4.750%	2,120,000	2,351,824
Nevada Power Co. 09/15/40	5.375%	3,840,000	4,748,755
Niagara Mohawk Power Corp. Senior Unsecured(a) 08/15/19	4.881%	1,615,000	1,876,180
Oncor Electric Delivery Co. LLC Senior Secured 06/01/22	4.100%	574,000	637,084
Pacific Gas & Electric Co. Senior Unsecured 01/15/40	5.400%	1,480,000	1,803,561
Peco Energy Co. 1st Mortgage 03/01/18	5.350%	1,640,000	1,961,863
Southern California Edison Co. 1st Mortgage 01/15/16	5.000%	2,210,000	2,469,520
1st Refunding Mortgage 09/01/40	4.500%	960,000	1,083,814
Xcel Energy, Inc. Senior Unsecured 05/15/20	4.700%	1,515,000	1,792,487
Total			40,546,054
Entertainment 0.2%
Time Warner, Inc. 11/15/36	6.500%	1,450,000	1,823,530

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 1.2%
ConAgra Foods, Inc. Senior Unsecured 10/01/28	7.000%	2,700,000	3,571,339
General Mills, Inc. Senior Unsecured 12/15/21	3.150%	3,245,000	3,447,491
Heineken NV Senior Unsecured(a) 10/01/17	1.400%	6,235,000	6,251,485
PepsiCo, Inc. Senior Unsecured 01/15/20	4.500%	1,660,000	1,933,117
Total			15,203,432
Gas Distributors 0.2%
Sempra Energy Senior Unsecured 06/01/16	6.500%	1,805,000	2,098,677
Gas Pipelines 2.1%
El Paso Pipeline Partners Operating Co. LLC 10/01/21	5.000%	3,000,000	3,460,836
Energy Transfer Partners LP Senior Unsecured 02/01/42	6.500%	515,000	620,292
Enterprise Products Operating LLC 08/13/15	1.250%	2,953,000	2,976,842
03/15/23	3.350%	1,340,000	1,398,884
Kinder Morgan Energy Partners LP Senior Unsecured 01/15/38	6.950%	870,000	1,146,178
09/01/39	6.500%	320,000	405,771
NiSource Finance Corp. 09/15/17	5.250%	605,000	695,762
02/15/23	3.850%	2,645,000	2,786,391
12/15/40	6.250%	435,000	530,766
Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured 06/15/21	4.400%	1,965,000	2,189,283
Southern Natural Gas Co. LLC Senior Unsecured 03/01/32	8.000%	2,055,000	3,011,531
TransCanada PipeLines Ltd.(b) 05/15/67	6.350%	4,190,000	4,473,244
Williams Partners LP Senior Unsecured 04/15/40	6.300%	2,100,000	2,558,096
Total			26,253,876

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.5%
Express Scripts Holding Co. 02/15/17	2.650%	3,379,000	3,552,217
02/15/22	3.900%	2,690,000	2,935,331
Total			6,487,548
Healthcare Insurance 0.2%
Aetna, Inc. Senior Unsecured 11/15/22	2.750%	2,345,000	2,336,206
Independent Energy 1.1%
Canadian Natural Resources Ltd. Senior Unsecured 03/15/38	6.250%	2,005,000	2,491,247
Devon Energy Corp. Senior Unsecured 01/15/19	6.300%	1,140,000	1,376,969
Hess Corp. Senior Unsecured 08/15/31	7.300%	1,736,000	2,247,122
02/15/41	5.600%	1,334,000	1,467,923
Nexen, Inc. Senior Unsecured 05/15/37	6.400%	1,485,000	1,943,455
07/30/39	7.500%	2,850,000	4,227,428
Total			13,754,144
Integrated Energy 0.7%
Shell International Finance BV 08/21/22	2.375%	9,000,000	9,059,841
Life Insurance 1.4%
MetLife Capital Trust X(a) 04/08/38	9.250%	2,100,000	2,940,000
MetLife, Inc. 08/01/39	10.750%	1,635,000	2,599,650
Prudential Financial, Inc. 06/15/19	7.375%	2,690,000	3,466,842
Prudential Financial, Inc.(b) 06/15/38	8.875%	6,265,000	7,799,925
Total			16,806,417
Media Cable 0.1%
DIRECTV Holdings LLC/Financing Co., Inc. 02/15/16	3.125%	940,000	990,488
Media Non-Cable 0.4%
News America, Inc. 12/15/35	6.400%	2,100,000	2,668,749
02/15/41	6.150%	949,000	1,191,940

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reed Elsevier Capital, Inc.(a) 10/15/22	3.125%	1,460,000	1,444,635
Total			5,305,324
Metals 0.2%
Rio Tinto Finance USA PLC 08/21/22	2.875%	780,000	777,455
Vale Overseas Ltd. 11/21/36	6.875%	1,740,000	2,066,123
Total			2,843,578
Non-Captive Consumer 0.2%
Discover Financial Services Senior Unsecured 11/21/22	3.850%	2,468,000	2,583,539
Non-Captive Diversified 0.7%
General Electric Capital Corp. Senior Unsecured 01/07/21	4.625%	2,900,000	3,318,183
09/07/22	3.150%	2,190,000	2,226,387
01/09/23	3.100%	3,140,000	3,185,963
Total			8,730,533
Oil Field Services 0.2%
Halliburton Co. Senior Unsecured 09/15/18	5.900%	1,130,000	1,386,870
Weatherford International Ltd. 03/15/38	7.000%	785,000	927,685
Total			2,314,555
Other Industry 0.4%
President and Fellows of Harvard College Senior Notes 10/15/40	4.875%	1,930,000	2,347,106
President and Fellows of Harvard College(a) 01/15/39	6.500%	1,460,000	2,149,288
President and Fellows of Harvard College(c) Senior Unsecured 10/01/37	3.619%	315,000	316,840
Total			4,813,234
Pharmaceuticals 0.6%
Johnson & Johnson Senior Unsecured 05/15/41	4.850%	5,042,000	6,197,743
Wyeth LLC 02/15/16	5.500%	1,460,000	1,658,986
Total			7,856,729

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.2%
Transatlantic Holdings, Inc. Senior Unsecured 11/30/39	8.000%	1,630,000	2,350,292
Railroads 0.7%
BNSF Funding Trust I(b) 12/15/55	6.613%	1,885,000	2,158,325
Burlington Northern Santa Fe LLC Senior Unsecured 08/15/30	7.950%	1,000,000	1,426,139
CSX Corp. Senior Unsecured 06/01/21	4.250%	3,440,000	3,897,942
05/30/42	4.750%	415,000	446,828
Union Pacific Corp. Senior Unsecured 08/15/18	5.700%	1,010,000	1,225,356
Total			9,154,590
REITs 0.2%
Duke Realty LP Senior Unsecured 08/15/19	8.250%	2,124,600	2,779,066
Restaurants 0.5%
McDonald's Corp. Senior Unsecured 02/01/39	5.700%	1,210,000	1,601,699
07/15/40	4.875%	1,590,000	1,892,669
McDonald's Corp.(c) Senior Unsecured 05/01/43	3.625%	3,115,000	3,049,710
Total			6,544,078
Retailers 0.1%
Macy's Retail Holdings, Inc. 03/15/37	6.375%	815,000	985,354
Supranational 0.2%
European Investment Bank Senior Unsecured 05/30/17	5.125%	2,245,000	2,634,642
Technology 1.1%
Apple, Inc. Senior Unsecured(c) 05/04/43	3.850%	3,400,000	3,380,212
Corning, Inc. Senior Unsecured 03/15/42	4.750%	2,485,000	2,655,071

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oracle Corp. Senior Unsecured 10/15/17	1.200%	4,955,000	4,985,498
10/15/22	2.500%	3,140,000	3,138,666
Total			14,159,447
Transportation Services 0.3%
ERAC U.S.A. Finance LLC(a) 10/01/20	5.250%	2,920,000	3,426,634
Wireless 0.2%
Cellco Partnership/Verizon Wireless Capital LLC Senior Unsecured 11/15/18	8.500%	1,590,000	2,130,971
Wirelines 2.7%
AT&T, Inc. Senior Unsecured 06/15/16	5.625%	1,070,000	1,219,416
12/01/22	2.625%	12,795,000	12,676,979
Telecom Italia Capital SA 10/01/15	5.250%	2,344,000	2,501,761
07/18/36	7.200%	2,040,000	2,196,282
Telefonica Emisiones SAU 06/20/16	6.421%	2,645,000	2,980,193
07/03/17	6.221%	920,000	1,049,613
04/27/18	3.192%	1,345,000	1,361,351
04/27/20	5.134%	1,405,000	1,525,734
04/27/23	4.570%	349,000	358,152
Verizon Communications, Inc. Senior Unsecured 04/01/16	3.000%	4,730,000	5,009,415
04/01/21	4.600%	950,000	1,095,692
Verizon New York, Inc. 04/01/32	7.375%	1,709,000	2,221,025
Total			34,195,613
Total Corporate Bonds & Notes (Cost: $302,628,656)			333,909,344
Residential Mortgage-Backed Securities — Agency(d) 33.9%
Federal Home Loan Mortgage Corp.(e) 12/01/40	4.000%	40,534,708	44,469,423
05/01/41 - 06/01/41	4.500%	26,054,612	28,651,166
03/01/21 - 05/01/41	5.000%	2,387,694	2,631,929
12/01/14 - 12/01/35	7.000%	526,252	606,363

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Residential Mortgage-Backed Securities — Agency(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/01/25 - 10/01/29	7.500%	61,159	72,110
06/01/26	8.000%	995	1,206
09/01/16	9.500%	289	315
Federal National Mortgage Association(b)(e) 08/01/36	2.324%	110,024	110,949
Federal National Mortgage Association(c)(e) 05/01/28	2.500%	48,250,000	50,451,406
05/01/43	3.000%	29,250,000	30,593,672
05/01/43	3.500%	24,000,000	25,571,251
Federal National Mortgage Association(e) 11/01/42	2.500%	5,216,669	5,285,698
10/01/42 - 11/01/42	3.000%	2,665,182	2,793,235
12/01/40 - 12/01/41	4.000%	62,394,367	68,501,582
04/01/41 - 07/01/41	4.500%	43,110,892	47,667,426
09/01/40	5.000%	4,870,964	5,283,331
08/01/37 - 01/01/40	5.500%	18,142,204	19,860,242
07/01/38	6.000%	9,258,565	10,132,072
06/01/32	7.000%	11,586	13,839
10/01/15 - 01/01/30	7.500%	44,249	51,441
12/01/29 - 05/01/30	8.000%	191,708	220,894
08/01/17	8.500%	291	295
10/01/20 - 12/01/20	10.000%	104,008	116,549
Federal National Mortgage Association(e)(f) 02/01/41	4.000%	19,052,127	20,916,966
Government National Mortgage Association(b)(e) 04/20/22 - 06/20/28	1.750%	219,176	229,931
07/20/21	2.000%	22,988	24,170
Government National Mortgage Association(c)(e) 05/01/43	3.500%	13,000,000	14,159,844
Government National Mortgage Association(e) 02/15/41	4.000%	14,822,207	16,249,266
06/15/39 - 03/15/41	4.500%	25,094,120	27,433,684
03/20/28	6.000%	92,555	105,287
05/15/23 - 12/15/31	6.500%	137,138	158,343
09/15/13 - 05/15/32	7.000%	345,127	406,372
04/15/26 - 03/15/30	7.500%	329,453	366,565
05/15/23 - 01/15/30	8.000%	192,436	220,684
01/15/17 - 12/15/17	8.500%	249,793	267,194

Residential Mortgage-Backed Securities — Agency(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/17 - 06/15/30	9.000%	178,045	191,098
11/15/17 - 08/15/20	9.500%	149,515	160,972
05/15/16 - 07/15/17	10.000%	10,540	10,754
Vendee Mortgage Trust(b)(e)(g) CMO IO Series 1998-1 Class 2IO 03/15/28	0.411%	3,587,102	33,293
CMO IO Series 1998-3 Class IO 03/15/29	0.252%	4,701,627	21,135
Total Residential Mortgage-Backed Securities — Agency (Cost: $406,610,930)			424,041,952
Residential Mortgage-Backed Securities — Non-Agency 0.4%
American Mortgage Trust Series 2093-3 Class 3A(b)(e)(h)(i) 07/27/23	8.188%	6,174	3,743
BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(a)(e) 08/27/37	6.000%	605,550	637,269
Credit Suisse Mortgage Capital Certificates(a)(b)(e) CMO Series 2011-16R Class 7A3 12/27/36	3.500%	1,252,154	1,281,463
Credit Suisse Mortgage Capital Certificates(a)(e) CMO Series 2011-17R Class 2A1 12/27/37	3.400%	1,344,983	1,362,222
Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(e) 09/25/57	2.667%	1,283,265	1,294,444
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $4,513,819)			4,579,141
Commercial Mortgage-Backed Securities — Agency 0.1%
Federal National Mortgage Association(e) 02/01/19	7.785%	1,201,758	1,318,846
Total Commercial Mortgage-Backed Securities — Agency (Cost: $1,222,213)			1,318,846

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Commercial Mortgage-Backed Securities —
Non-Agency 14.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-4 Class A5A(e) 07/10/45	4.933%	2,748,000	2,972,891
Bear Stearns Commercial Mortgage Securities(e) Series 2004-T14 Class A4 01/12/41	5.200%	11,290,601	11,581,526
Bear Stearns Commercial Mortgage Securities(e) Series 2002-TOP8 Class A2 08/15/38	4.830%	37,423	37,415
Series 2006-PW14 Class A4 12/11/38	5.201%	2,780,000	3,137,005
Series 2006-T24 Class A4 10/12/41	5.537%	4,328,000	4,893,942
Series 2007-PW18 Class A4 06/11/50	5.700%	3,690,000	4,352,137
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(e) 12/11/49	5.322%	8,830,000	9,993,287
Commercial Mortgage Asset Trust(b)(e) Series 1999-C1 Class B 01/17/32	7.230%	1,692,495	1,696,856
Series 1999-C2 Class C 11/17/32	7.800%	3,157,018	3,221,924
Commercial Mortgage Pass Through Certificates Series 2012-LC4 Class A4(e) 12/10/44	3.288%	5,100,000	5,453,430
Commercial Mortgage Pass-Through Certificates Series 2013-LC6 Class A2(e) 01/10/46	1.906%	525,000	547,148
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3(b)(e) 06/15/38	5.989%	12,666,879	14,206,563
DBRR Trust Series 2012-EZ1 Class A(a)(e) 09/25/45	0.946%	2,380,009	2,385,226
GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Class A4(e) 04/10/40	5.023%	1,309,570	1,328,009
GS Mortgage Securities Corp. II Series 2012-GCJ7 Class A2(e) 05/10/45	2.318%	1,655,000	1,731,456
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(e) 03/10/39	5.444%	365,000	417,172
JPMorgan Chase Commercial Mortgage Securities Corp.(b)(e) Series 2003-CB6 Class A2 07/12/37	5.255%	1,783,099	1,792,014
Series 2003-CB7 Class A4 01/12/38	4.879%	3,509,853	3,564,586
Series 2006-CB15 Class ASB 06/12/43	5.790%	1,455,046	1,542,300
JPMorgan Chase Commercial Mortgage Securities Corp.(e) Series 2006-CB16 Class A4 05/12/45	5.552%	7,600,000	8,588,942

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-C6 Class A3 05/15/45	3.507%	4,635,000	5,020,772
Series 2012-LC9 Class A5 12/15/47	2.840%	5,054,000	5,168,972
LB-UBS Commercial Mortgage Trust(b)(e) Series 2004-C6 Class A6 08/15/29	5.020%	3,135,000	3,251,738
LB-UBS Commercial Mortgage Trust(e) Series 2005-C3 Class A5 07/15/30	4.739%	4,395,000	4,688,678
Series 2007-C2 Class A3 02/15/40	5.430%	5,100,000	5,799,169
Merrill Lynch Mortgage Investors, Inc. CMO IO Series 1998-C3 Class IO(b)(e)(g) 12/15/30	1.034%	1,193,864	16,665
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4(b)(e) 03/12/51	5.485%	3,875,000	4,422,448
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class A4(e) 08/15/45	3.176%	3,000,000	3,161,396
Morgan Stanley Capital I Trust(e) Series 2003-T11 Class A4 06/13/41	5.150%	5,417,061	5,423,220
Series 2004-T13 Class A4 09/13/45	4.660%	6,113,749	6,196,493
Morgan Stanley Capital I, Inc.(b)(e) Series 2007-IQ15 Class A4 06/11/49	6.094%	7,500,000	8,740,785
Morgan Stanley Capital I, Inc.(e) Series 2003-IQ6 Class A4 12/15/41	4.970%	7,525,772	7,640,405
Morgan Stanley Re-Remic Trust Series 2010-GG10 Class A4A(a)(b)(e) 08/15/45	5.982%	8,371,000	9,647,636
WF-RBS Commercial Mortgage Trust(e) Series 2012-C6 Class A2 04/15/45	2.191%	6,818,000	7,080,937
Series 2012-C9 Class A3 11/15/45	2.870%	10,000,000	10,253,479
Series 2013-C11 Class A2 03/15/45	2.029%	1,530,000	1,584,720
Wachovia Bank Commercial Mortgage Trust(b)(e) Series 2004-C12 Class A3 07/15/41	5.230%	547,861	547,177
Wachovia Bank Commercial Mortgage Trust(e) Series 2007-C30 Class A5 12/15/43	5.342%	6,922,000	7,912,940
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $175,292,040)			180,001,459

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Asset-Backed Securities — Agency 0.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Small Business Administration Participation Certificates Series 2013-20B Class 1 02/01/33	2.210%	3,002,000	3,046,808
Series 2013-20C Class 1 03/01/33	2.220%	4,048,000	4,108,431
Series 2013-20D Class 1 04/01/33	2.080%	4,000,000	4,017,886
Total Asset-Backed Securities — Agency (Cost: $11,082,240)			11,173,125
Asset-Backed Securities — Non-Agency 2.8%
Ally Master Owner Trust Series 2012-5 Class A 09/15/19	1.540%	1,120,000	1,131,640
BMW Vehicle Lease Trust Series 2013-1 Class A3 09/21/15	0.540%	2,525,000	2,527,539
BMW Vehicle Owner Trust Series 2011-A Class A3 08/25/15	0.760%	1,998,668	2,003,564
CNH Equipment Trust Series 2010-C Class A3 05/15/15	1.170%	921,022	922,972
Series 2011-B Class A3 08/15/16	0.910%	995,000	998,638
Capital Auto Receivables Asset Trust Series 2013-1 Class A2 07/20/16	0.620%	3,200,000	3,203,199
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2 Class MF1(b) 08/25/35	5.517%	2,694,152	122,565
Conseco Financial Corp. Series 1996-5 Class A7(b) 07/15/27	8.250%	81,793	82,911
Equity One ABS, Inc. Series 2004-3 Class AV2(b) 07/25/34	0.540%	356,083	301,179
Ford Credit Floorplan Master Owner Trust Series 2013-1 Class A1 01/15/18	0.850%	1,900,000	1,902,883
Honda Auto Receivables Owner Trust Series 2013-1 Class A3 11/21/16	0.480%	4,600,000	4,598,739
Mercedes-Benz Auto Lease Trust Series 2011-B Class A3(a) 08/15/14	1.070%	3,963,567	3,970,787
Nissan Auto Lease Trust Series 2011-B Class A3 02/16/15	0.920%	3,000,000	3,006,362

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Porsche Innovative Lease Owner Trust Series 2011-1 Class A3(a) 09/22/14	1.090%	2,206,011	2,209,948
SMART Trust Series 2013-1US Class A3A 09/14/16	0.840%	1,738,000	1,738,821
SMART Trust(a) Series 2012-1USA Class A4A 12/14/17	2.010%	1,725,000	1,774,456
Volkswagen Auto Lease Trust Series 2011-A Class A3 10/20/14	1.200%	4,200,481	4,214,625
Total Asset-Backed Securities — Non-Agency (Cost: $37,212,249)			34,710,828

U.S. Treasury Obligations 12.5%

U.S. Treasury 02/28/15	0.250%	35,334,000	35,361,596
01/15/16	0.375%	36,510,000	36,592,732
03/31/18	0.750%	33,102,000	33,246,821
11/15/42	2.750%	8,307,000	8,057,790
U.S. Treasury(c) 04/30/18	0.625%	2,550,000	2,543,426
U.S. Treasury(j) STRIPS 02/15/22	0.000%	20,350,000	17,698,049
02/15/40	0.000%	25,426,000	11,272,566
11/15/41	0.000%	5,013,000	2,069,341
U.S. Treasury(l) 02/15/23	2.000%	9,612,000	9,892,853
Total U.S. Treasury Obligations (Cost: $150,013,548)			156,735,174
U.S. Government & Agency Obligations 3.8%
Federal National Mortgage Association 05/27/15	0.500%	500,000	502,151
Residual Funding Corp.(j) STRIPS 07/15/20	0.000%	2,114,000	1,906,137
10/15/20	0.000%	14,620,000	13,068,526
01/15/21	0.000%	26,765,000	23,711,113
01/15/30	0.000%	14,000,000	8,536,108
Total U.S. Government & Agency Obligations (Cost: $37,443,284)			47,724,035
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Foreign Government Obligations 1.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.5%
Hydro-Quebec 12/01/29	8.500%	900,000	1,466,230
Province of Quebec Senior Unsecured 05/14/18	4.625%	4,585,000	5,361,699
Total			6,827,929
Mexico 0.2%
Pemex Project Funding Master Trust 03/01/18	5.750%	2,650,000	3,093,875
Qatar 0.4%
Nakilat, Inc. Senior Secured(a) 12/31/33	6.067%	2,750,000	3,334,375
Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured(a) 09/30/16	5.832%	948,171	1,024,025
Total			4,358,400
Total Foreign Government Obligations (Cost: $11,592,348)			14,280,204
Municipal Bonds 1.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	865,000	1,202,021
Commonwealth of Massachusetts Revenue Bonds Build America Bonds-Recovery Series 2010Z 06/01/30	5.631%	2,745,000	3,414,917
06/01/40	5.731%	2,985,000	3,985,333
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/29	3.985%	1,405,000	1,466,188
Series 2013-B 01/01/35	4.532%	1,310,000	1,398,373
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010 04/01/18	3.165%	2,462,988	2,596,482

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009 07/01/34	5.750%	2,485,000	3,118,749
State of California Unlimited General Obligation Bonds Taxable Series 2010 11/01/15	3.950%	835,000	900,481
Taxable Build America Bonds Series 2009 04/01/39	7.550%	1,720,000	2,581,169
Unlimited General Obligation Taxable Bonds Various Purpose Series 2009-3 04/01/14	5.250%	260,000	271,339
State of Georgia Unlimited General Obligation Refunding Bonds Series 2013C 10/01/23	4.000%	715,000	852,766
State of Illinois Unlimited General Obligation Bonds Series 2011 03/01/16	4.961%	2,080,000	2,280,138
Total Municipal Bonds (Cost: $20,059,518)			24,067,956
Preferred Debt 1.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.1%
Citigroup Capital XIII(b) 10/30/40	7.875%	125,190	3,535,366
PNC Financial Services Group, Inc. (The)(b) 12/31/49	6.125%	207,050	5,942,335
U.S. Bancorp(b) 12/31/49	6.500%	153,575	4,601,107
Total			14,078,808
Property & Casualty 0.2%
Allstate Corp. (The)(b) 01/15/53	5.100%	100,000	2,660,000
Total Preferred Debt (Cost: $15,141,772)			16,738,808

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Common Stocks —%

Issuer	Shares	Value ($)
Consumer Staples —%
Beverages —%
Crimson Wine Group Ltd.(k)	3	27
Total Consumer Staples		27
Financials —%
Diversified Financial Services —%
Leucadia National Corp.	39	1,205
Total Financials		1,205
Total Common Stocks (Cost: $—)		1,232

Treasury Bills 9.5%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills 06/06/13(l)	0.050%	119,178,081	119,184,069
Total Treasury Bills (Cost: $119,178,081)			119,184,069
Money Market Funds 0.4%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.126%(m)(n)		5,431,696	5,431,696
Total Money Market Funds (Cost: $5,431,696)			5,431,696
Total Investments (Cost: $1,297,422,394)			1,373,897,869
Other Assets & Liabilities, Net			(121,493,244)
Net Assets			1,252,404,625

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	(220)	(32,642,500)	June 2013	—	(1,081,731)
U.S. Treasury Note, 2-year	(334)	(73,688,750)	June 2013	—	(93,960)
U.S. Treasury Note, 5-year	(141)	(17,574,329)	June 2013	—	(101,668)
U.S. Treasury Note, 10-year	(250)	(33,339,845)	June 2013	—	(561,792)
U.S. Treasury Ultra Bond, 30-year	(56)	(9,203,250)	June 2013	—	(441,973)
Total				—	(2,281,124)

Credit Default Swap Contracts Outstanding at April 30, 2013

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Telecom	March 20, 2018	1.000	1,060,000	78,666	(122,855)	(1,237)	—	(45,426)
	Italia SPA
Goldman Sachs International	Bank of America Corp.	June 20, 2018	1.000	5,000,000	53,785	(58,254)	(5,833)	—	(10,302)
Morgan	Barclays	June 20, 2018	1.000	2,995,000	45,366	(87,189)	(3,494)	—	(45,317)
Stanley	Bank, PLC

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Credit Default Swap Contracts Outstanding at April 30, 2013 (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	CDX North America Investment Grade 20	June 20, 2018	1.000	11,650,000	(141,535)	96,488	(13,592)	—	(58,639)
JPMorgan	CDX North America Investment Grade 20	June 20, 2018	1.000	44,155,000	(536,436)	379,380	(51,514)	—	(208,570)
Total								—	(368,254)

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the value of these securities amounted to $51,997,957 or 4.15% of net assets.

(b)  Variable rate security.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at April 30, 2013:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association 05/01/43 4.000%	5,000,000	05/13/13	5,339,648	5,351,563
05/01/43 4.500%	7,500,000	05/13/13	8,075,684	8,085,937

(e)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(f)  At April 30, 2013, investments in securities included securities valued at $1,705,955 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(g)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(h)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2013 was $3,743, representing less than 0.01% of net assets. Information concerning such security holdings at April 30, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
American Mortgage Trust Series 2093-3 Class 3A 07/27/23 8.188%	10/22/10 - 10/12/11	3,898

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2013, the value of these securities amounted to $3,743, which represents less than 0.01% of net assets.

(j)  Zero coupon bond.

(k)  Non-income producing.

(l)  At April 30, 2013, investments in securities included securities valued at $575,000 that were fully or partially pledged as collateral on outstanding swap contracts.

(m)  The rate shown is the seven-day current annualized yield at April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

(n)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,416,654	636,782,855	(638,767,813)	5,431,696	32,054	5,431,696

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	333,909,344	—	333,909,344
Residential Mortgage-Backed Securities — Agency	—	424,041,952	—	424,041,952
Residential Mortgage-Backed Securities — Non-Agency	—	4,575,398	3,743	4,579,141
Commercial Mortgage-Backed Securities — Agency	—	1,318,846	—	1,318,846
Commercial Mortgage-Backed Securities — Non-Agency	—	177,616,233	2,385,226	180,001,459
Asset-Backed Securities — Agency	—	11,173,125	—	11,173,125
Asset-Backed Securities — Non-Agency	—	34,710,828	—	34,710,828
U.S. Treasury Obligations	125,695,218	31,039,956	—	156,735,174
U.S. Government & Agency Obligations	—	47,724,035	—	47,724,035
Foreign Government Obligations	—	14,280,204	—	14,280,204
Municipal Bonds	—	24,067,956	—	24,067,956
Preferred Debt	16,738,808	—	—	16,738,808
Total Bonds	142,434,026	1,104,457,877	2,388,969	1,249,280,872
Equity Securities
Common Stocks
Consumer Staples	27	—	—	27
Financials	1,205	—	—	1,205
Total Equity Securities	1,232	—	—	1,232
Short-Term Securities
Treasury Bills	119,184,069	—	—	119,184,069
Total Short-Term Securities	119,184,069	—	—	119,184,069
Other
Money Market Funds	5,431,696	—	—	5,431,696
Total Other	5,431,696	—	—	5,431,696

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Bond Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	267,051,023	1,104,457,877	2,388,969	1,373,897,869
Forward Sale Commitments Liability	—	(13,437,500)	—	(13,437,500)
Derivatives
Liabilities
Futures Contracts	(2,281,124)	—	—	(2,281,124)
Swap Contracts	—	(368,254)	—	(368,254)
Total	264,769,899	1,090,652,123	2,388,969	1,357,810,991

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Total ($)
Balance as of April 30, 2012	2,022,584	—	2,022,584
Accrued discounts/premiums	1,485	(124)	1,361
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)(a)	(41)	2,515	2,474
Sales	(3,670)	(70,991)	(74,661)
Purchases	—	2,453,826	2,453,826
Transfers into Level 3	—	—	—
Transfers out of Level 3	(2,016,615)	—	(2,016,615)
Balance as of April 30, 2013	3,743	2,385,226	2,388,969

(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2013 was $2,474, which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(41), Commercial Mortgage-Backed Securities — Non-Agency of $2,515.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain commercial mortgage backed securities classified as Level 3 are valued using the market approach and utilizes single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Bond Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,291,990,698)	$1,368,466,173
Affiliated issuers (identified cost $5,431,696)	5,431,696
Total investments (identified cost $1,297,422,394)	1,373,897,869
Cash	61,792
Premiums paid on outstanding swap contracts	268,298
Receivable for:
Investments sold	28,960,623
Investments sold on a delayed delivery basis	10,909,992
Capital shares sold	2,291,645
Dividends	79,835
Interest	5,917,876
Reclaims	67
Variation margin on futures contracts	99,495
Expense reimbursement due from Investment Manager	678
Prepaid expenses	4,856
Trustees' deferred compensation plan	149,277
Other assets	3,240
Total assets	1,422,645,543
Liabilities
Forward sale commitments, at value (proceeds receivable $13,415,332)	13,437,500
Unrealized depreciation on swap contracts	368,254
Premiums received on outstanding swap contracts	475,868
Payable for:
Investments purchased	11,604,569
Investments purchased on a delayed delivery basis	140,450,313
Capital shares purchased	1,085,978
Dividend distributions to shareholders	2,276,273
Investment management fees	14,688
Distribution and/or service fees	1,087
Transfer agent fees	220,279
Administration fees	2,265
Compensation of board members	48,807
Chief compliance officer expenses	138
Other expenses	105,622
Trustees' deferred compensation plan	149,277
Total liabilities	170,240,918
Net assets applicable to outstanding capital stock	$1,252,404,625
Represented by
Paid-in capital	$1,151,960,950
Undistributed net investment income	1,264,866
Accumulated net realized gain	25,383,867
Unrealized appreciation (depreciation) on:
Investments	76,475,475
Forward sale commitments	(22,168)
Futures contracts	(2,281,124)
Swap contracts	(377,241)
Total — representing net assets applicable to outstanding capital stock	$1,252,404,625

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Bond Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$82,738,903
Shares outstanding	8,745,980
Net asset value per share	$9.46
Maximum offering price per share(a)	$9.93
Class B
Net assets	$2,109,709
Shares outstanding	223,027
Net asset value per share	$9.46
Class C
Net assets	$15,812,433
Shares outstanding	1,672,973
Net asset value per share	$9.45
Class I
Net assets	$2,491
Shares outstanding	263
Net asset value per share(b)	$9.48
Class R
Net assets	$2,557,874
Shares outstanding	270,339
Net asset value per share	$9.46
Class R4
Net assets	$55,130
Shares outstanding	5,832
Net asset value per share	$9.45
Class R5
Net assets	$33,220,982
Shares outstanding	3,515,635
Net asset value per share	$9.45
Class T
Net assets	$14,411,548
Shares outstanding	1,525,436
Net asset value per share	$9.45
Maximum offering price per share(a)	$9.92
Class W
Net assets	$2,491
Shares outstanding	263
Net asset value per share	$9.47
Class Y
Net assets	$24,367,918
Shares outstanding	2,572,055
Net asset value per share	$9.47
Class Z
Net assets	$1,077,125,146
Shares outstanding	113,854,571
Net asset value per share	$9.46

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Bond Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$923,582
Dividends — affiliated issuers	32,054
Interest	47,683,311
Income from securities lending — net	87,116
Total income	48,726,063
Expenses:
Investment management fees	6,213,824
Distribution and/or service fees
Class A	207,881
Class B	25,923
Class C	171,169
Class R	12,122
Class T	22,631
Class W	6
Transfer agent fees
Class A	166,139
Class B	5,185
Class C	34,214
Class R	4,834
Class R4(a)	8
Class R5(a)	635
Class T	30,142
Class W	5
Class Y	13
Class Z	2,615,218
Administration fees	948,292
Compensation of board members	62,652
Custodian fees	32,996
Printing and postage fees	139,605
Registration fees	263,334
Professional fees	56,787
Chief compliance officer expenses	1,463
Other	61,015
Total expenses	11,076,093
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,169,108)
Fees waived by Distributor — Class C	(25,716)
Expense reductions	(2,687)
Total net expenses	9,878,582
Net investment income	38,847,481
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	64,019,961
Futures contracts	(5,201,675)
Swap contracts	(2,260,022)
Net realized gain	56,558,264
Net change in unrealized appreciation (depreciation) on:
Investments	(29,211,812)
Forward sale commitments	(22,168)
Futures contracts	(354,197)
Swap contracts	(368,316)
Net change in unrealized appreciation (depreciation)	(29,956,493)
Net realized and unrealized gain	26,601,771
Net increase in net assets resulting from operations	$65,449,252

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Bond Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)	Year Ended April 30, 2012(b)	Year Ended March 31, 2012(c)
Operations
Net investment income	$38,847,481	$4,951,394	$71,949,970
Net realized gain	56,558,264	6,118,261	31,897,797
Net change in unrealized appreciation (depreciation)	(29,956,493)	10,149,812	61,781,027
Net increase in net assets resulting from operations	65,449,252	21,219,467	165,628,794
Distributions to shareholders
Net investment income
Class A	(1,979,344)	(196,884)	(2,343,459)
Class B	(42,867)	(5,193)	(91,522)
Class C	(305,715)	(32,112)	(358,116)
Class I	(48,501)	(41,633)	(2,361,910)
Class R	(51,359)	(5,535)	(15,351)
Class R4	(93)	—	—
Class R5	(32,233)	—	—
Class T	(375,064)	(38,608)	(509,007)
Class W	(60)	(6)	(76)
Class Y	(621,782)	(59,561)	(714,298)
Class Z	(34,718,187)	(4,387,180)	(65,304,401)
Net realized gains
Class A	(2,538,005)	—	(964,301)
Class B	(79,696)	—	(48,988)
Class C	(534,003)	—	(169,166)
Class I	(21,441)	—	(771,001)
Class R	(71,336)	—	(21)
Class R4	(54)	—	—
Class R5	(54)	—	—
Class T	(459,053)	—	(205,032)
Class W	(76)	—	(32)
Class Y	(670,742)	—	(246,748)
Class Z	(39,173,518)	—	(24,119,296)
Total distributions to shareholders	(81,723,183)	(4,766,712)	(98,222,725)
Increase (decrease) in net assets from capital stock activity	(489,968,623)	(149,352,288)	(716,438,392)
Total decrease in net assets	(506,242,554)	(132,899,533)	(649,032,323)
Net assets at beginning of year	1,758,647,179	1,891,546,712	2,540,579,035
Net assets at end of year	$1,252,404,625	$1,758,647,179	$1,891,546,712
Undistributed (excess of distributions over) net investment income	$1,264,866	$(2,226,210)	$(2,349,268)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(c) Class R shares are for the period from November 16, 2011 (commencement of operations) to March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)		Year Ended April 30, 2012(b)		Year Ended March 31, 2012(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollar ($)
Capital stock activity
Class A shares
Subscriptions(d)	2,152,271	20,595,774	133,584	1,275,717	2,466,117	23,216,229
Distributions reinvested	343,791	3,277,855	14,755	141,356	227,609	2,144,666
Redemptions	(2,407,125)	(22,970,503)	(131,296)	(1,252,415)	(2,254,990)	(21,242,500)
Net increase	88,937	903,126	17,043	164,658	438,736	4,118,395
Class B shares
Subscriptions	39,826	381,108	4,453	42,574	62,926	593,536
Distributions reinvested	6,894	65,740	293	2,807	7,536	70,890
Redemptions(d)	(123,518)	(1,177,009)	(17,645)	(168,627)	(336,494)	(3,166,438)
Net decrease	(76,798)	(730,161)	(12,899)	(123,246)	(266,032)	(2,502,012)
Class C shares
Subscriptions	434,515	4,166,558	39,827	380,533	768,588	7,258,303
Distributions reinvested	65,030	619,245	2,317	22,172	32,857	309,427
Redemptions	(616,256)	(5,857,847)	(30,770)	(293,025)	(473,080)	(4,465,131)
Net increase (decrease)	(116,711)	(1,072,044)	11,374	109,680	328,365	3,102,599
Class I shares
Subscriptions	2,332	22,455	14,940	142,568	1,248,569	11,773,163
Distributions reinvested	6,884	66,163	4,341	41,626	330,562	3,106,169
Redemptions	(1,630,109)	(15,670,953)	(74,266)	(709,779)	(30,616,470)	(286,505,416)
Net decrease	(1,620,893)	(15,582,335)	(54,985)	(525,585)	(29,037,339)	(271,626,084)
Class R shares
Subscriptions	61,487	584,096	4,170	39,766	276,877	2,622,859
Distributions reinvested	12,841	122,422	577	5,529	1,604	15,297
Redemptions	(70,488)	(674,974)	(2,097)	(20,018)	(14,632)	(139,585)
Net increase	3,840	31,544	2,650	25,277	263,849	2,498,571
Class R4 shares
Subscriptions	5,825	55,000	—	—	—	—
Distributions reinvested	7	71	—	—	—	—
Net increase	5,832	55,071	—	—	—	—
Class R5 shares
Subscriptions	3,512,463	33,153,336	—	—	—	—
Distributions reinvested	3,410	32,210	—	—	—	—
Redemptions	(238)	(2,239)	—	—	—	—
Net increase	3,515,635	33,183,307	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)		Year Ended April 30, 2012(b)		Year Ended March 31, 2012(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollar ($)
Capital stock activity (continued)
Class T shares
Subscriptions	19,829	190,071	836	7,970	19,106	176,296
Distributions reinvested	59,921	570,695	2,648	25,340	49,402	464,745
Redemptions	(188,081)	(1,791,898)	(12,292)	(117,231)	(187,036)	(1,766,964)
Net decrease	(108,331)	(1,031,132)	(8,808)	(83,921)	(118,528)	(1,125,923)
Class Y shares
Subscriptions	356,993	3,394,135	6,004	57,586	489,177	4,533,300
Distributions reinvested	1	5	—	—	11,928	111,880
Redemptions	(153,129)	(1,475,447)	(1,272)	(12,186)	(809,035)	(7,635,396)
Net increase (decrease)	203,865	1,918,693	4,732	45,400	(307,930)	(2,990,216)
Class Z shares
Subscriptions	11,092,312	106,212,720	3,195,246	30,503,447	44,115,391	413,203,570
Distributions reinvested	1,492,429	14,234,311	138,615	1,327,936	3,345,645	31,523,276
Redemptions	(65,672,511)	(628,091,723)	(18,916,264)	(180,795,934)	(94,463,290)	(892,640,568)
Net decrease	(53,087,770)	(507,644,692)	(15,582,403)	(148,964,551)	(47,002,254)	(447,913,722)
Total net decrease	(51,192,394)	(489,968,623)	(15,623,296)	(149,352,288)	(75,701,133)	(716,438,392)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(c) Class R shares are for the period from November 16, 2011 (commencement of operations) to March 31, 2012.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.58		$9.50		$9.24		$9.28		$8.79		$9.09
Income from investment operations:
Net investment income	0.23		0.02		0.29		0.27		0.31		0.35
Net realized and unrealized gain (loss)	0.17		0.08		0.38		0.17		0.59		(0.26)
Total from investment operations	0.40		0.10		0.67		0.44		0.90		0.09
Less distributions to shareholders:
Net investment income	(0.23)		(0.02)		(0.29)		(0.29)		(0.33)		(0.38)
Net realized gains	(0.29)		—		(0.12)		(0.19)		(0.08)		(0.01)
Total distributions to shareholders	(0.52)		(0.02)		(0.41)		(0.48)		(0.41)		(0.39)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$9.46		$9.58		$9.50		$9.24		$9.28		$8.79
Total return	4.21%		1.08%		7.35%		4.83%		10.39	%(c)	1.04%
Ratios to average net assets(d)(e)
Total gross expenses	0.98%		1.01	%(f)	0.99	%(g)	1.09%		1.12%		1.13	%(g)
Total net expenses(h)	0.90	%(i)	0.80	%(f)	0.80	%(g)(i)	0.80	%(i)	0.82	%(i)	0.91	%(g)(i)
Net investment income	2.43%		2.94	%(f)	3.07%		2.97%		3.43%		3.99%
Supplemental data
Net assets, end of period (in thousands)	$82,739		$82,929		$82,041		$75,770		$15,362		$5,299
Portfolio turnover	221	%(j)	10	%(j)	136	%(j)	178%		256%		209%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013 and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class B	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.58		$9.50		$9.24		$9.24
Income from investment operations:
Net investment income (loss)	0.16		0.02		0.22		(0.00	)(c)
Net realized and unrealized gain	0.17		0.08		0.38		0.01
Total from investment operations	0.33		0.10		0.60		0.01
Less distributions to shareholders:
Net investment income	(0.16)		(0.02)		(0.22)		(0.01)
Net realized gains	(0.29)		—		(0.12)		—
Total distributions to shareholders	(0.45)		(0.02)		(0.34)		(0.01)
Net asset value, end of period	$9.46		$9.58		$9.50		$9.24
Total return	3.43%		1.02%		6.55%		0.15%
Ratios to average net assets(d)(e)
Total gross expenses	1.73%		1.76	%(f)	1.74	%(g)	1.86	%(f)
Total net expenses(h)	1.65	%(i)	1.55	%(f)	1.55	%(g)(i)	1.55	%(f)(i)
Net investment income (loss)	1.70%		2.18	%(f)	2.35%		(0.95	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$2,110		$2,872		$2,969		$5,347
Portfolio turnover	221	%(j)	10	%(j)	136	%(j)	178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013, and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.57		$9.49		$9.24		$9.29		$8.80		$9.09
Income from investment operations:
Net investment income	0.17		0.02		0.23		0.21		0.25		0.29
Net realized and unrealized gain (loss)	0.17		0.08		0.38		0.15		0.58		(0.26)
Total from investment operations	0.34		0.10		0.61		0.36		0.83		0.03
Less distributions to shareholders:
Net investment income	(0.17)		(0.02)		(0.24)		(0.22)		(0.26)		(0.31)
Net realized gains	(0.29)		—		(0.12)		(0.19)		(0.08)		(0.01)
Total distributions to shareholders	(0.46)		(0.02)		(0.36)		(0.41)		(0.34)		(0.32)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$9.45		$9.57		$9.49		$9.24		$9.29		$8.80
Total return	3.59%		1.03%		6.72%		3.94%		9.56	%(c)	0.44%
Ratios to average net assets(d)(e)
Total gross expenses	1.73%		1.75	%(f)	1.74	%(g)	1.84%		1.87%		1.88	%(g)
Total net expenses(h)	1.50	%(i)	1.40	%(f)	1.40	%(g)(i)	1.51	%(i)	1.57	%(i)	1.66	%(g)(i)
Net investment income	1.83%		2.35	%(f)	2.46%		2.26%		2.71%		3.32%
Supplemental data
Net assets, end of period (in thousands)	$15,812		$17,129		$16,872		$13,398		$2,226		$1,317
Portfolio turnover	221	%(j)	10	%(j)	136	%(j)	178%		256%		209%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013 and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class I	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.59		$9.50		$9.25		$9.58
Income from investment operations:
Net investment income	0.30		0.03		0.33		0.14
Net realized and unrealized gain (loss)	0.14		0.09		0.36		(0.18)
Total from investment operations	0.44		0.12		0.69		(0.04)
Less distributions to shareholders:
Net investment income	(0.26)		(0.03)		(0.32)		(0.16)
Net realized gains	(0.29)		—		(0.12)		(0.13)
Total distributions to shareholders	(0.55)		(0.03)		(0.44)		(0.29)
Net asset value, end of period	$9.48		$9.59		$9.50		$9.25
Total return	4.71%		1.21%		7.55%		(0.44%)
Ratios to average net assets(c)(d)
Total gross expenses	0.52%		0.56	%(e)	0.51	%(f)	0.62	%(e)
Total net expenses(g)	0.51%		0.51	%(e)	0.51	%(f)(h)	0.51	%(e)(h)
Net investment income	2.99%		3.22	%(e)	3.51%		2.89	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$15,545		$15,931		$284,143
Portfolio turnover	221	%(i)	10	%(i)	136	%(i)	178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013 and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class R	2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$9.58		$9.50		$9.51
Income from investment operations:
Net investment income	0.21		0.02		0.09
Net realized and unrealized gain	0.16		0.08		0.07
Total from investment operations	0.37		0.10		0.16
Less distributions to shareholders:
Net investment income	(0.20)		(0.02)		(0.09)
Net realized gains	(0.29)		—		(0.08)
Total distributions to shareholders	(0.49)		(0.02)		(0.17)
Net asset value, end of period	$9.46		$9.58		$9.50
Total return	3.95%		1.06%		1.75%
Ratios to average net assets(c)(d)
Total gross expenses	1.23%		1.26	%(e)	1.40	%(e)(f)
Total net expenses(g)	1.15	%(h)	1.05	%(e)	1.03	%(e)(f)
Net investment income	2.16%		2.69	%(e)	2.69	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2,558		$2,553		$2,506
Portfolio turnover	221	%(i)	10	%(i)	136	%(i)

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from November 16, 2011 (commencement of operations) to March 31, 2012.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013 and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Bond Fund

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$9.73
Income from investment operations:
Net investment income	0.10
Net realized and unrealized loss	(0.07	)(b)
Total from investment operations	0.03
Less distributions to shareholders:
Net investment income	(0.10)
Net realized gains	(0.21)
Total distributions to shareholders	(0.31)
Net asset value, end of period	$9.45
Total return	0.36%
Ratios to average net assets(c)
Total gross expenses	0.69	%(d)
Total net expenses(e)	0.69	%(d)
Net investment income	2.38	%(d)
Supplemental data
Net assets, end of period (in thousands)	$55
Portfolio turnover	221	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia Bond Fund

Financial Highlights (continued)

Class R5	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$9.73
Income from investment operations:
Net investment income	0.11
Net realized and unrealized loss	(0.07	)(b)
Total from investment operations	0.04
Less distributions to shareholders:
Net investment income	(0.11)
Net realized gains	(0.21)
Total distributions to shareholders	(0.32)
Net asset value, end of period	$9.45
Total return	0.42%
Ratios to average net assets(c)
Total gross expenses	0.55	%(d)
Total net expenses(e)	0.55	%(d)
Net investment income	2.71	%(d)
Supplemental data
Net assets, end of period (in thousands)	$33,221
Portfolio turnover	221	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
32

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class T	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.57		$9.48		$9.23		$9.23
Income from investment operations:
Net investment income (loss)	0.24		0.02		0.30		(0.00	)(c)
Net realized and unrealized gain	0.17		0.09		0.37		0.02
Total from investment operations	0.41		0.11		0.67		0.02
Less distributions to shareholders:
Net investment income	(0.24)		(0.02)		(0.30)		(0.02)
Net realized gains	(0.29)		—		(0.12)		—
Total distributions to shareholders	(0.53)		(0.02)		(0.42)		(0.02)
Net asset value, end of period	$9.45		$9.57		$9.48		$9.23
Total return	4.32%		1.20%		7.36%		0.21%
Ratios to average net assets(d)(e)
Total gross expenses	0.88%		0.91	%(f)	0.89	%(g)	1.01	%(f)
Total net expenses(h)	0.80	%(i)	0.70	%(f)	0.70	%(g)(i)	0.70	%(f)(i)
Net investment income	2.53%		3.04	%(f)	3.17%		(0.07	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$14,412		$15,630		$15,577		$16,251
Portfolio turnover	221	%(j)	10	%(j)	136	%(j)	178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013 and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
33

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class W	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.58		$9.50		$9.24		$9.57
Income from investment operations:
Net investment income	0.24		0.02		0.29		0.12
Net realized and unrealized gain (loss)	0.17		0.08		0.38		(0.18)
Total from investment operations	0.41		0.10		0.67		(0.06)
Less distributions to shareholders:
Net investment income	(0.23)		(0.02)		(0.29)		(0.14)
Net realized gains	(0.29)		—		(0.12)		(0.13)
Total distributions to shareholders	(0.52)		(0.02)		(0.41)		(0.27)
Net asset value, end of period	$9.47		$9.58		$9.50		$9.24
Total return	4.32%		1.09%		7.38%		(0.60%)
Ratios to average net assets(c)(d)
Total gross expenses	0.90%		0.90	%(e)	0.95	%(f)	1.08	%(e)
Total net expenses(g)	0.88	%(h)	0.75	%(e)	0.79	%(f)	0.80	%(e)(h)
Net investment income	2.46%		3.04	%(e)	3.08%		2.63	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$2		$2
Portfolio turnover	221	%(i)	10	%(i)	136	%(i)	178%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013 and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
34

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Y	2013		2012(a)		2012		2011		2010(b)
Per share data
Net asset value, beginning of period	$9.59		$9.51		$9.25		$9.30		$8.93
Income from investment operations:
Net investment income	0.27		0.03		0.32		0.30		0.24
Net realized and unrealized gain	0.16		0.08		0.38		0.16		0.38
Total from investment operations	0.43		0.11		0.70		0.46		0.62
Less distributions to shareholders:
Net investment income	(0.26)		(0.03)		(0.32)		(0.32)		(0.25)
Net realized gains	(0.29)		—		(0.12)		(0.19)		—
Total distributions to shareholders	(0.55)		(0.03)		(0.44)		(0.51)		(0.25)
Net asset value, end of period	$9.47		$9.59		$9.51		$9.25		$9.30
Total return	4.60%		1.11%		7.66%		5.01%		7.00%
Ratios to average net assets(c)(d)
Total gross expenses	0.53%		0.56	%(e)	0.53	%(f)	0.76%		0.81	%(e)
Total net expenses(g)	0.52%		0.51	%(e)	0.51	%(f)	0.53	%(h)	0.55	%(e)(h)
Net investment income	2.80%		3.23	%(e)	3.38%		3.21%		3.58	%(e)
Supplemental data
Net assets, end of period (in thousands)	$24,368		$22,718		$22,474		$24,717		$14,913
Portfolio turnover	221	%(i)	10	%(i)	136	%(i)	178%		256%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from July 15, 2009 (commencement of operations) to March 31, 2010.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013 and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
35

Columbia Bond Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.58		$9.50		$9.24		$9.29		$8.80		$9.09
Income from investment operations:
Net investment income	0.26		0.03		0.31		0.29		0.34		0.41
Net realized and unrealized gain (loss)	0.16		0.07		0.38		0.17		0.58		(0.28)
Total from investment operations	0.42		0.10		0.69		0.46		0.92		0.13
Less distributions to shareholders:
Net investment income	(0.25)		(0.02)		(0.31)		(0.32)		(0.35)		(0.41)
Net realized gains	(0.29)		—		(0.12)		(0.19)		(0.08)		(0.01)
Total distributions to shareholders	(0.54)		(0.02)		(0.43)		(0.51)		(0.43)		(0.42)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$9.46		$9.58		$9.50		$9.24		$9.29		$8.80
Total return	4.47%		1.10%		7.63%		4.98%		10.66	%(c)	1.49%
Ratios to average net assets(d)(e)
Total gross expenses	0.73%		0.75	%(f)	0.73	%(g)	0.84%		0.87%		0.88	%(g)
Total net expenses(h)	0.65	%(i)	0.55	%(f)	0.55	%(g)(i)	0.55	%(i)	0.57	%(i)	0.66	%(g)(i)
Net investment income	2.69%		3.14	%(f)	3.33%		3.21%		3.72%		4.62%
Supplemental data
Net assets, end of period (in thousands)	$1,077,125		$1,599,267		$1,733,175		$2,120,951		$581,596		$492,874
Portfolio turnover	221	%(j)	10	%(j)	136	%(j)	178%		256%		209%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 119% for the year ended April 30, 2013 and unchanged for the period ended April 30, 2012 and the year ended March 31, 2012.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
36

Columbia Bond Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Annual Report 2013
37

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to

Annual Report 2013
38

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a single issuer of debt securities, and to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

At April 30, 2013, in connection with outstanding credit default swap contracts, the Fund pledged securities of $575,000; the Fund held as collateral $170,000 in cash.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2013
39

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

The following table is a summary of the fair value of derivative instruments at April 30, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Premiums paid on outstanding credit default swap contracts	268,298
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	368,254
Credit contracts	Premiums received on outstanding credit default swap contracts	475,868
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	2,281,124 *
Total		3,125,246

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended April 30, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(2,260,022)	(2,260,022)
Interest rate contracts	(5,201,675)	—	(5,201,675)
Total	(5,201,675)	(2,260,022)	(7,461,697)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	(368,316)	(368,316)
Interest rate contracts	(354,197)	—	(354,197)
Total	(354,197)	(368,316)	(722,513)

The following table is a summary of the volume of derivative instruments for the year ended April 30, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	5,793
Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	154,540,000
Credit default swap contracts — sell protection	67,455,000

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Forward Sale Commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the

Annual Report 2013
40

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time,

Annual Report 2013
41

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2013 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Beginning November 1, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4*	0.20
Class R5*	0.05
Class T	0.20
Class W	0.20
Class Y	0.00	**
Class Z	0.20

*Annualized

**Rounds to zero

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, these minimum account balance fees reduced total expenses by $2,687.

Annual Report 2013
42

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended

April 30, 2013 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $98,396 for Class A, $1,715 for Class B, $826 for Class C and $3,361 for Class T shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through August 31, 2013		Prior to August 1, 2012
Class A	0.94%		0.80%
Class B	1.69		1.55
Class C	1.69		1.55
Class I	0.53		0.51
Class R	1.19		1.05
Class R4	0.69	*	—
Class R5	0.58	*	—
Class T	0.84		0.70
Class W	0.94		0.80
Class Y	0.53		0.55
Class Z	0.69		0.55

*Annual rate is contractual from November 8, 2012 (the commencement of operations of each share class) through November 8, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest,

Annual Report 2013
43

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, post-October capital losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$2,818,800
Accumulated net realized loss	(2,818,797)
Paid-in capital	(3)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Ordinary income	$48,223,096	$4,766,712	$79,190,890
Long-term capital gains	33,500,087	—	19,031,835
Total	$81,723,183	$4,766,712	$98,222,725

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,243,709
Undistributed accumulated long-term gain	24,784,930
Accumulated realized loss	(806,591)
Unrealized appreciation	78,540,712

At April 30, 2013, the cost of investments for federal income tax purposes was $1,295,357,157 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$83,927,758
Unrealized depreciation	(5,387,046)
Net unrealized appreciation	$78,540,712

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2013, the Fund will elect to treat post-October capital losses of $806,591 as arising on May 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $3,149,647,081 and $3,694,119,583, respectively, for the year ended April 30, 2013, of which $2,852,101,917 and $3,150,846,927, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Annual Report 2013
44

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended April 30, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2013, one unaffiliated shareholder account owned 75.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 10. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the

Annual Report 2013
45

Columbia Bond Fund

Notes to Financial Statements (continued)

April 30, 2013

Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
46

Columbia Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Bond Fund (the "Fund") (a series of Columbia Funds Series Trust I) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

Annual Report 2013
47

Columbia Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Capital Gain Dividend	$49,397,207

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
48

Columbia Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
49

Columbia Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since February 2012 and 2001, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
50

Columbia Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Global Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
51

This page intentionally left blank.

Annual Report 2013
52

Columbia Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
53

Columbia Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN121_04_C01_(06/13)

Annual Report

April 30, 2013

Columbia U.S. Treasury Index Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia U.S. Treasury Index Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia U.S. Treasury Index Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Federal Income Tax Information	29
Trustees and Officers	30
Important Information About This Report	33

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia U.S. Treasury Index Fund

Performance Overview

Performance Summary

>  Columbia U.S. Treasury Index Fund (the Fund) Class A shares returned 2.06% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund underperformed its benchmark, the Citigroup Bond U.S. Treasury Index, which posted a total return of 2.53% for the same period.

>  Fund fees generally accounted for the difference between the return of the index and the Fund.

Average Annual Total Returns (%) (for period ended April 30, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		2.06	4.55	4.16
Including sales charges		-2.83	3.54	3.65
Class B	11/25/02
Excluding sales charges		1.30	3.77	3.38
Including sales charges		-3.61	3.43	3.38
Class C	11/25/02
Excluding sales charges		1.45	3.93	3.53
Including sales charges		0.47	3.93	3.53
Class I*	09/27/10	2.31	4.81	4.41
Class R5*	11/08/12	2.39	4.83	4.42
Class W*	06/18/12	2.03	4.37	3.95
Class Z	06/04/91	2.31	4.81	4.41
Citigroup Bond U.S. Treasury Index		2.53	4.94	4.65

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Citigroup Bond U.S. Treasury Index, an index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia U.S. Treasury Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia U.S. Treasury Index Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 2.06% excluding sales charges, while the benchmark Citigroup Bond U.S. Treasury Index posted a total return of 2.53% over the same period. The Fund incurs expenses while the index does not, and fees generally accounted for the difference between the Fund's return and that of the index.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and various spending cuts (commonly referred to as the sequester) weighed on the global economy throughout the 12-month period ended April 30, 2013. Late in the period, the sequester clouded consumer confidence in the United States, even though it has had little material impact on the economy to date. However, a decrease in the U.S. unemployment rate early in 2013, steady manufacturing activity and a rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other volatile assets as central banks continued to pour liquidity into key markets.

Treasury Yields Changed Modestly

Yields on U.S. Treasury securities traded at low levels and within a moderate range over the 12-month period. The combination of low yields and relatively stable prices resulted in modest, but positive, total returns in the overall Treasury market. Consistent with our mandate, we kept the Fund's portfolio in line with the benchmark Citigroup Bond U.S. Treasury Index, and the Fund's total return was consistent with that of the benchmark before deduction of fees.

The Treasury market exhibited some volatility at the start of the period. Fears about sovereign debt problems in Europe and slowing growth in China created uncertainty in the capital markets, and investors sought out U.S. Treasuries as the safest haven in a time of anxiety. Treasury yields fell as prices rose, with the yield on 10-year Treasuries declining from 1.91% to approximately 1.40% during the summer of 2012. From August to December, the volatility subsided, and Treasury yields moved within a relatively narrow trading range. A temporary resolution of fiscal cliff issues in late December and a better growth outlook for the U.S. economy in the first quarter of 2013 pushed the yield on the 10-year Treasury as high as 2.06% by mid-March 2013. However, further global economic weakness and continued accommodative monetary policies by central banks around the globe moved yields lower from the mid-March high. (Bond prices and yields move in opposite directions.)

Against this backdrop, longer term Treasuries outperformed both intermediate and shorter term securities. The 30-year Treasury yield declined from 3.11% to 2.88% over the 12-month period, while the 10-year Treasury yield fell from 1.91% to 1.67% and the five-year Treasury declined from 0.81% to 0.68%. The duration of the Citigroup Treasury benchmark — and the Fund — remained around five years. Duration is a measure of interest rate sensitivity, similar to maturity.

Portfolio Management

William Finan

Orhan Imer, PhD, CFA

Portfolio Breakdown (%) (at April 30, 2013)
U.S. Treasury Obligations	99.6
Money Market Funds	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at April 30, 2013)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia U.S. Treasury Index Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

At present, we believe that U.S. Treasury yields should continue to remain relatively stable in the coming months. Central banks around the globe currently appear determined to keep interest rates low to encourage greater economic growth. In the United States, the Federal Reserve continues to purchase Treasury and mortgage securities in an effort to stimulate growth, and comparable policies have been implemented by central bankers in Europe and Japan.

However, this does not rule out the possibility of an event that could prompt a change in monetary policy — for example, a sudden surge in the employment market or rising inflation. An unexpected downturn in the current rate of growth could prompt even more aggressive monetary accommodation and lead to even lower rates. Unforeseen events overseas could also have an impact on the markets. However, in the absence of an unusual event, we think that low interest rates, with relatively modest changes in yields, is the most likely outlook for the U.S. Treasury market.

Annual Report 2013
5

Columbia U.S. Treasury Index Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.70		1,022.56	2.24		2.26	0.45
Class B	1,000.00	1,000.00	1,002.00		1,018.84	5.96		6.01	1.20
Class C	1,000.00	1,000.00	1,002.70		1,019.59	5.21		5.26	1.05
Class I	1,000.00	1,000.00	1,006.90		1,023.80	1.00		1.00	0.20
Class R5	1,000.00	1,000.00	1,003.10	*	1,023.80	0.94	*	1.00	0.20 *
Class W	1,000.00	1,000.00	1,005.70		1,022.56	2.24		2.26	0.45
Class Z	1,000.00	1,000.00	1,006.90		1,023.80	1.00		1.00	0.20

*For the period November 8, 2012 through April 30, 2013. Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia U.S. Treasury Index Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

U.S. Treasury Obligations 99.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 05/31/14	0.250%	7,810,000	7,818,544
06/15/14	0.750%	7,535,000	7,585,334
07/31/14	0.125%	3,410,000	3,408,401
08/31/14	0.250%	3,740,000	3,743,946
09/15/14	0.250%	4,360,000	4,364,090
09/30/14	0.250%	2,210,000	2,212,159
09/30/14	2.375%	4,715,000	4,861,220
10/31/14	0.250%	3,285,000	3,288,466
10/31/14	2.375%	14,000,000	14,457,184
11/15/14	0.375%	3,595,000	3,605,393
12/31/14	0.125%	3,130,000	3,126,820
01/31/15	0.250%	1,820,000	1,821,778
01/31/15	2.250%	2,775,000	2,874,076
02/15/15	4.000%	7,605,000	8,119,227
02/15/15	11.250%	4,175,000	4,997,604
02/28/15	0.250%	3,010,000	3,012,351
03/31/15	0.250%	920,000	920,719
04/15/15	0.375%	7,805,000	7,828,171
05/31/15	2.125%	5,270,000	5,477,095
07/15/15	0.250%	1,225,000	1,225,382
08/15/15	0.250%	4,465,000	4,465,348
10/15/15	0.250%	3,860,000	3,858,796
10/31/15	1.250%	6,965,000	7,134,772
11/15/15	0.375%	2,045,000	2,050,112
11/30/15	1.375%	9,650,000	9,921,406
12/15/15	0.250%	3,155,000	3,152,290
01/31/16	2.000%	11,765,000	12,314,649
02/15/16	0.375%	4,155,000	4,164,091
04/15/16	0.250%	1,655,000	1,652,155
08/31/16	1.000%	7,215,000	7,364,372
09/30/16	1.000%	7,935,000	8,100,516
10/31/16	1.000%	1,905,000	1,944,736
11/15/16	7.500%	5,540,000	6,917,211
11/30/16	0.875%	2,340,000	2,378,025
03/31/17	1.000%	2,190,000	2,234,483
04/30/17	3.125%	12,305,000	13,594,146
05/31/17	0.625%	6,755,000	6,788,248
08/31/17	0.625%	3,670,000	3,681,755
08/31/17	1.875%	6,530,000	6,904,966
10/31/17	0.750%	4,390,000	4,422,445
10/31/17	1.875%	7,505,000	7,939,472
12/31/17	0.750%	3,770,000	3,793,562
01/31/18	0.875%	1,580,000	1,598,021
02/15/18	3.500%	10,655,000	12,103,419
02/28/18	0.750%	2,095,000	2,105,965
03/31/18	0.750%	1,855,000	1,863,116
05/15/18	3.875%	3,540,000	4,105,296
06/30/18	2.375%	1,940,000	2,104,900
03/31/19	1.500%	1,465,000	1,519,365
08/31/19	1.000%	1,250,000	1,252,832
09/30/19	1.000%	1,165,000	1,166,547
11/15/19	3.375%	9,685,000	11,168,771
11/30/19	1.000%	1,295,000	1,294,090
12/31/19	1.125%	1,490,000	1,498,964
01/31/20	1.375%	1,310,000	1,337,837
02/15/20	3.625%	2,335,000	2,734,140

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/29/20	1.250%	1,435,000	1,451,929
03/31/20	1.125%	1,330,000	1,333,118
05/15/20	3.500%	2,510,000	2,921,994
08/15/20	2.625%	4,840,000	5,339,503
02/15/21	3.625%	7,465,000	8,783,035
05/15/21	3.125%	3,880,000	4,417,745
02/15/22	2.000%	2,365,000	2,465,144
05/15/22	1.750%	1,160,000	1,180,662
08/15/22	1.625%	3,405,000	3,414,844
08/15/22	7.250%	1,310,000	1,966,740
11/15/22	1.625%	3,305,000	3,300,352
02/15/23	2.000%	3,510,000	3,612,559
08/15/23	6.250%	270,000	387,197
02/15/26	6.000%	4,185,000	6,067,597
08/15/28	5.500%	395,000	560,529
08/15/29	6.125%	1,090,000	1,655,778
05/15/37	5.000%	750,000	1,058,555
05/15/38	4.500%	325,000	429,914
05/15/39	4.250%	1,055,000	1,348,092
08/15/39	4.500%	815,000	1,081,913
02/15/40	4.625%	5,770,000	7,809,337
05/15/40	4.375%	4,230,000	5,517,506
11/15/40	4.250%	2,930,000	3,750,857
02/15/41	4.750%	4,020,000	5,553,879
08/15/41	3.750%	590,000	695,923
05/15/42	3.000%	1,440,000	1,474,425
08/15/42	2.750%	2,260,000	2,194,672
11/15/42	2.750%	2,235,000	2,167,950
02/15/43	3.125%	2,345,000	2,456,753
Total U.S. Treasury Obligations (Cost: $333,366,362)			349,777,281

Money Market Funds 0.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.126%(a)(b)	1,514,519	1,514,519
Total Money Market Funds (Cost: $1,514,519)		1,514,519
Total Investments (Cost: $334,880,881)		351,291,800
Other Assets & Liabilities, Net		929,977
Net Assets		352,221,777

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia U.S. Treasury Index Fund

Portfolio of Investments (continued)

April 30, 2013

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at April 30, 2013.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,575,652	62,114,884	(62,176,017)	1,514,519	1,175	1,514,519

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia U.S. Treasury Index Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
U.S. Treasury Obligations	349,777,281	—	—	349,777,281
Total Bonds	349,777,281	—	—	349,777,281
Other
Money Market Funds	1,514,519	—	—	1,514,519
Total Other	1,514,519	—	—	1,514,519
Total	351,291,800	—	—	351,291,800

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia U.S. Treasury Index Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $333,366,362)	$349,777,281
Affiliated issuers (identified cost $1,514,519)	1,514,519
Total investments (identified cost $334,880,881)	351,291,800
Receivable for:
Investments sold	11,561,281
Capital shares sold	441,457
Dividends	109
Interest	1,800,566
Expense reimbursement due from Investment Manager	1,974
Trustees' deferred compensation plan	30,857
Total assets	365,128,044
Liabilities
Payable for:
Investments purchased	12,140,688
Capital shares purchased	348,651
Dividend distributions to shareholders	378,446
Investment management fees	966
Distribution and/or service fees	689
Administration fees	2,897
Compensation of board members	3,006
Other expenses	67
Trustees' deferred compensation plan	30,857
Total liabilities	12,906,267
Net assets applicable to outstanding capital stock	$352,221,777
Represented by
Paid-in capital	$332,710,049
Undistributed net investment income	84,709
Accumulated net realized gain	3,016,100
Unrealized appreciation (depreciation) on:
Investments	16,410,919
Total — representing net assets applicable to outstanding capital stock	$352,221,777

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia U.S. Treasury Index Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$28,129,042
Shares outstanding	2,441,318
Net asset value per share	$11.52
Maximum offering price per share(a)	$12.09
Class B
Net assets	$2,161,618
Shares outstanding	187,610
Net asset value per share	$11.52
Class C
Net assets	$10,111,385
Shares outstanding	877,581
Net asset value per share	$11.52
Class I
Net assets	$54,958,818
Shares outstanding	4,769,823
Net asset value per share	$11.52
Class R5
Net assets	$2,466
Shares outstanding	214
Net asset value per share(b)	$11.51
Class W
Net assets	$29,171,252
Shares outstanding	2,533,147
Net asset value per share	$11.52
Class Z
Net assets	$227,687,196
Shares outstanding	19,760,288
Net asset value per share	$11.52

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia U.S. Treasury Index Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends — affiliated issuers	$1,175
Interest	6,376,409
Income from securities lending — net	25,601
Total income	6,403,185
Expenses:
Investment management fees	400,928
Distribution and/or service fees
Class A	100,733
Class B	26,494
Class C	114,395
Class W(a)	42,292
Administration fees	1,202,784
Compensation of board members	26,406
Other	1,223
Total expenses	1,915,255
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(827,939)
Fees waived by Distributor — Class C	(17,297)
Expense reductions	(1,605)
Total net expenses	1,068,414
Net investment income	5,334,771
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	8,349,708
Net realized gain	8,349,708
Net change in unrealized appreciation (depreciation) on:
Investments	(4,436,046)
Net change in unrealized appreciation (depreciation)	(4,436,046)
Net realized and unrealized gain	3,913,662
Net increase in net assets resulting from operations	$9,248,433

(a) For the period from June 18, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia U.S. Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)(b)	Year Ended April 30, 2012(c)	Year Ended March 31, 2012
Operations
Net investment income	$5,334,771	$526,604	$7,520,959
Net realized gain	8,349,708	296,821	12,955,198
Net change in unrealized appreciation (depreciation)	(4,436,046)	4,995,161	11,951,598
Net increase in net assets resulting from operations	9,248,433	5,818,586	32,427,755
Distributions to shareholders
Net investment income
Class A	(450,163)	(44,630)	(732,513)
Class B	(9,733)	(1,300)	(31,622)
Class C	(58,753)	(6,348)	(130,624)
Class I	(1,209,465)	(109,660)	(2,202,940)
Class R5	(15)	—	—
Class W	(181,755)	—	—
Class Z	(3,279,988)	(333,292)	(4,701,750)
Net realized gains
Class A	(1,430,431)	—	(573,811)
Class B	(78,182)	—	(40,465)
Class C	(332,285)	—	(148,817)
Class I	(3,114,383)	—	(1,627,318)
Class R5	(29)	—	—
Class W	(353,950)	—	—
Class Z	(6,874,241)	—	(2,779,164)
Total distributions to shareholders	(17,373,373)	(495,230)	(12,969,024)
Increase (decrease) in net assets from capital stock activity	(60,029,268)	3,975,672	(31,467,168)
Total increase (decrease) in net assets	(68,154,208)	9,299,028	(12,008,437)
Net assets at beginning of year	420,375,985	411,076,957	423,085,394
Net assets at end of year	$352,221,777	$420,375,985	$411,076,957
Undistributed (excess of distributions over) net investment income	$84,709	$(202,847)	$(263,057)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to April 30, 2013.

(c) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia U.S. Treasury Index Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)(b)		Year Ended April 30, 2012(c)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	3,077,815	36,242,825	300,992	3,516,633	3,930,358	46,162,728
Distributions reinvested	138,066	1,606,026	3,065	35,984	75,102	871,731
Redemptions	(4,412,358)	(51,348,149)	(447,024)	(5,222,021)	(4,009,044)	(46,709,099)
Net decrease	(1,196,477)	(13,499,298)	(142,967)	(1,669,404)	(3,584)	325,360
Class B shares
Subscriptions	3,356	39,207	35	409	18,713	219,770
Distributions reinvested	4,611	53,620	68	792	3,831	44,359
Redemptions(d)	(84,690)	(984,814)	(7,013)	(82,020)	(118,754)	(1,362,518)
Net decrease	(76,723)	(891,987)	(6,910)	(80,819)	(96,210)	(1,098,389)
Class C shares
Subscriptions	178,307	2,086,582	5,945	69,697	277,863	3,216,400
Distributions reinvested	31,299	363,785	484	5,681	20,792	241,002
Redemptions	(322,802)	(3,737,826)	(66,044)	(767,304)	(439,808)	(5,048,096)
Net decrease	(113,196)	(1,287,459)	(59,615)	(691,926)	(141,153)	(1,590,694)
Class I shares
Subscriptions	6,609,188	77,298,675	718,717	8,364,941	10,307,754	120,616,255
Distributions reinvested	369,314	4,293,816	9,339	109,641	329,188	3,814,763
Redemptions	(9,969,808)	(115,772,087)	(292,971)	(3,433,000)	(14,469,590)	(167,594,515)
Net increase (decrease)	(2,991,306)	(34,179,596)	435,085	5,041,582	(3,832,648)	(43,163,497)
Class R5 shares
Subscriptions	214	2,503	—	—	—	—
Net increase	214	2,503	—	—	—	—
Class W shares
Subscriptions	3,028,239	35,099,009	—	—	—	—
Distributions reinvested	46,425	535,613	—	—	—	—
Redemptions	(541,517)	(6,198,078)	—	—	—	—
Net increase	2,533,147	29,436,544	—	—	—	—
Class Z shares
Subscriptions	7,165,709	83,606,335	430,975	5,028,910	6,001,317	69,964,138
Distributions reinvested	491,477	5,707,459	14,425	169,347	351,848	4,073,813
Redemptions	(11,057,539)	(128,923,769)	(327,142)	(3,822,018)	(5,168,081)	(59,977,899)
Net increase (decrease)	(3,400,353)	(39,609,975)	118,258	1,376,239	1,185,084	14,060,052
Total net increase (decrease)	(5,244,694)	(60,029,268)	343,851	3,975,672	(2,888,511)	(31,467,168)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to April 30, 2013.

(c) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia U.S. Treasury Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.74		$11.59		$11.03		$11.12		$11.64		$11.27
Income from investment operations:
Net investment income	0.13		0.01		0.18		0.23		0.27		0.33
Net realized and unrealized gain (loss)	0.11		0.15		0.70		0.22		(0.45)		0.45
Total from investment operations	0.24		0.16		0.88		0.45		(0.18)		0.78
Less distributions to shareholders:
Net investment income	(0.13)		(0.01)		(0.19)		(0.27)		(0.34)		(0.41)
Net realized gains	(0.33)		—		(0.13)		(0.27)		(0.00	)(b)	—
Total distributions to shareholders	(0.46)		(0.01)		(0.32)		(0.54)		(0.34)		(0.41)
Net asset value, end of period	$11.52		$11.74		$11.59		$11.03		$11.12		$11.64
Total return	2.06%		1.40%		8.01%		4.04%		(1.53%)		7.13%
Ratios to average net assets(c)(d)
Total gross expenses	0.66%		0.66	%(e)	0.66	%(f)	0.66	%(f)	0.66	%(f)	0.66	%(f)
Total net expenses(g)	0.45	%(h)	0.45	%(e)	0.45	%(f)(h)	0.45	%(f)	0.48	%(f)	0.55	%(f)(h)
Net investment income	1.15%		1.30	%(e)	1.55%		2.04%		2.44%		2.91%
Supplemental data
Net assets, end of period (in thousands)	$28,129		$42,700		$43,818		$41,739		$47,105		$79,114
Portfolio turnover	99%		7%		106%		142%		118%		126%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class B	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.74		$11.59		$11.03		$11.12		$11.64		$11.27
Income from investment operations:
Net investment income	0.05		0.01		0.10		0.15		0.19		0.25
Net realized and unrealized gain (loss)	0.10		0.14		0.69		0.22		(0.45)		0.45
Total from investment operations	0.15		0.15		0.79		0.37		(0.26)		0.70
Less distributions to shareholders:
Net investment income	(0.04)		(0.00	)(b)	(0.10)		(0.19)		(0.26)		(0.33)
Net realized gains	(0.33)		—		(0.13)		(0.27)		(0.00	)(b)	—
Total distributions to shareholders	(0.37)		(0.00	)(b)	(0.23)		(0.46)		(0.26)		(0.33)
Net asset value, end of period	$11.52		$11.74		$11.59		$11.03		$11.12		$11.64
Total return	1.30%		1.34%		7.21%		3.27%		(2.26%)		6.32%
Ratios to average net assets(c)(d)
Total gross expenses	1.40%		1.41	%(e)	1.41	%(f)	1.41	%(f)	1.41	%(f)	1.41	%(f)
Total net expenses(g)	1.20	%(h)	1.20	%(e)	1.20	%(f)(h)	1.20	%(f)	1.23	%(f)	1.30	%(f)(h)
Net investment income	0.40%		0.55	%(e)	0.83%		1.29%		1.69%		2.19%
Supplemental data
Net assets, end of period (in thousands)	$2,162		$3,102		$3,143		$4,053		$5,810		$10,179
Portfolio turnover	99%		7%		106%		142%		118%		126%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.74		$11.59		$11.03		$11.12		$11.64		$11.27
Income from investment operations:
Net investment income	0.06		0.01		0.11		0.16		0.21		0.26
Net realized and unrealized gain (loss)	0.11		0.15		0.70		0.23		(0.46)		0.45
Total from investment operations	0.17		0.16		0.81		0.39		(0.25)		0.71
Less distributions to shareholders:
Net investment income	(0.06)		(0.01)		(0.12)		(0.21)		(0.27)		(0.34)
Net realized gains	(0.33)		—		(0.13)		(0.27)		(0.00	)(b)	—
Total distributions to shareholders	(0.39)		(0.01)		(0.25)		(0.48)		(0.27)		(0.34)
Net asset value, end of period	$11.52		$11.74		$11.59		$11.03		$11.12		$11.64
Total return	1.45%		1.35%		7.37%		3.42%		(2.12%)		6.48%
Ratios to average net assets(c)(d)
Total gross expenses	1.41%		1.41	%(e)	1.41	%(f)	1.41	%(f)	1.41	%(f)	1.41	%(f)
Total net expenses(g)	1.05	%(h)	1.05	%(e)	1.05	%(f)(h)	1.05	%(f)	1.08	%(f)	1.15	%(f)(h)
Net investment income	0.55%		0.70	%(e)	0.98%		1.44%		1.83%		2.28%
Supplemental data
Net assets, end of period (in thousands)	$10,111		$11,628		$12,172		$13,142		$19,568		$32,440
Portfolio turnover	99%		7%		106%		142%		118%		126%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

	Year Ended April 30,			Year Ended March 31,
Class I	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$11.74	$11.59		$11.03		$11.76
Income from investment operations:
Net investment income	0.16	0.02		0.21		0.11
Net realized and unrealized gain (loss)	0.11	0.14		0.70		(0.43)
Total from investment operations	0.27	0.16		0.91		(0.32)
Less distributions to shareholders:
Net investment income	(0.16)	(0.01)		(0.22)		(0.15)
Net realized gains	(0.33)	—		(0.13)		(0.26)
Total distributions to shareholders	(0.49)	(0.01)		(0.35)		(0.41)
Net asset value, end of period	$11.52	$11.74		$11.59		$11.03
Total return	2.31%	1.42%		8.29%		(2.78%)
Ratios to average net assets(c)(d)
Total gross expenses	0.41%	0.41	%(e)	0.41	%(f)	0.41	%(e)(f)
Total net expenses(g)	0.20%	0.20	%(e)	0.20	%(f)	0.20	%(e)(f)
Net investment income	1.39%	1.55	%(e)	1.81%		1.96	%(e)
Supplemental data
Net assets, end of period (in thousands)	$54,959	$91,092		$84,899		$123,074
Portfolio turnover	99%	7%		106%		142%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

Class R5	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$11.68
Income from investment operations:
Net investment income	0.08
Net realized and unrealized loss	(0.04	)(b)
Total from investment operations	0.04
Less distributions to shareholders:
Net investment income	(0.08)
Net realized gains	(0.13)
Total distributions to shareholders	(0.21)
Net asset value, end of period	$11.51
Total return	0.31%
Ratios to average net assets(c)
Total gross expenses	0.45	%(d)
Total net expenses(e)	0.20	%(d)
Net investment income	1.41	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	99%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

Class W	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$11.90
Income from investment operations:
Net investment income	0.11
Net realized and unrealized loss	(0.05	)(b)
Total from investment operations	0.06
Less distributions to shareholders:
Net investment income	(0.11)
Net realized gains	(0.33)
Total distributions to shareholders	(0.44)
Net asset value, end of period	$11.52
Total return	0.52%
Ratios to average net assets(c)
Total gross expenses	0.65	%(d)
Total net expenses(e)	0.45	%(d)
Net investment income	1.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$29,171
Portfolio turnover	99%

Notes to Financial Highlights

(a)  For the period from June 18, 2012 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia U.S. Treasury Index Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.74		$11.59		$11.03		$11.11		$11.64		$11.27
Income from investment operations:
Net investment income	0.16		0.02		0.21		0.26		0.30		0.37
Net realized and unrealized gain (loss)	0.11		0.14		0.70		0.23		(0.46)		0.44
Total from investment operations	0.27		0.16		0.91		0.49		(0.16)		0.81
Less distributions to shareholders:
Net investment income	(0.16)		(0.01)		(0.22)		(0.30)		(0.37)		(0.44)
Net realized gains	(0.33)		—		(0.13)		(0.27)		(0.00	)(b)	—
Total distributions to shareholders	(0.49)		(0.01)		(0.35)		(0.57)		(0.37)		(0.44)
Net asset value, end of period	$11.52		$11.74		$11.59		$11.03		$11.11		$11.64
Total return	2.31%		1.42%		8.28%		4.40%		(1.38%)		7.40%
Ratios to average net assets(c)(d)
Total gross expenses	0.41%		0.41	%(e)	0.41	%(f)	0.41	%(f)	0.41	%(f)	0.41	%(f)
Total net expenses(g)	0.20	%(h)	0.20	%(e)	0.20	%(f)(h)	0.20	%(f)	0.23	%(f)	0.30	%(f)(h)
Net investment income	1.40%		1.55	%(e)	1.82%		2.29%		2.64%		3.31%
Supplemental data
Net assets, end of period (in thousands)	$227,687		$271,853		$267,044		$241,078		$301,978		$294,640
Portfolio turnover	99%		7%		106%		142%		118%		126%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia U.S. Treasury Index Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 18, 2012.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2013
22

Columbia U.S. Treasury Index Fund

Notes to Financial Statements (continued)

April 30, 2013

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.30% of the Fund's average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the

Annual Report 2013
23

Columbia U.S. Treasury Index Fund

Notes to Financial Statements (continued)

April 30, 2013

Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agent fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, these minimum account balance fees reduced total expenses by $1,605.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $49,389 for Class A, $5,166 for Class B and $2,372 for Class C shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	Fee Rates Contractual through August 31, 2013
Class A	0.45%
Class B	1.20
Class C	1.20
Class I	0.20
Class R5	0.20	*
Class W	0.45
Class Z	0.20

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through November 8, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if

Annual Report 2013
24

Columbia U.S. Treasury Index Fund

Notes to Financial Statements (continued)

April 30, 2013

applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$142,657
Accumulated net realized gain	(142,657)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Ordinary income	$10,166,584	$495,230	$12,047,239
Long-term capital gains	7,206,789	—	921,785
Total	$17,373,373	$495,230	$12,969,024

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$978,086
Undistributed accumulated long-term gain	2,849,258
Unrealized appreciation	16,093,687

At April 30, 2013, the cost of investments for federal income tax purposes was $335,198,114 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,242,235
Unrealized depreciation	(148,549)
Net unrealized appreciation	$16,093,686

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $397,032,857 and $466,203,718, respectively, for the year ended April 30, 2013, of which $397,032,857 and $466,203,718, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested

Annual Report 2013
25

Columbia U.S. Treasury Index Fund

Notes to Financial Statements (continued)

April 30, 2013

by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended April 30, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2013, one unaffiliated shareholder account owned 21.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 26.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on

Annual Report 2013
26

Columbia U.S. Treasury Index Fund

Notes to Financial Statements (continued)

April 30, 2013

the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
27

Columbia U.S. Treasury Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia U.S. Treasury Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the "Fund") (a series of Columbia Funds Series Trust I) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

Annual Report 2013
28

Columbia U.S. Treasury Index Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Capital Gain Dividend	$5,612,289

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
29

Columbia U.S. Treasury Index Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
30

Columbia U.S. Treasury Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since February 2012 and 2001, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
31

Columbia U.S. Treasury Index Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Global Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
32

Columbia U.S. Treasury Index Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
33

Columbia U.S. Treasury Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN237_04_C01_(06/13)

Annual Report

April 30, 2013

Columbia Corporate Income Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Corporate Income Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Corporate Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	47
Federal Income Tax Information	48
Trustees and Officers	49
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Corporate Income Fund

Performance Overview

Performance Summary

>  Columbia Corporate Income Fund (the Fund) Class A shares returned 8.97% excluding sales charges for the 12-month period that ended April 30, 2013.

>  The Fund's return outpaced both the Barclays U.S. Corporate Index, which returned 7.92%, and the Fund's Blended Benchmark, which returned 8.82%, for the same 12-month period.

>  Strong security selection within the Fund's credit-sensitive investments, including BBB-rated and high-yield, below-investment grade securities, provided an advantage over the benchmarks.

Average Annual Total Returns (%) (for period ended April 30, 2013)

		1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		8.97	8.74	6.26
Including sales charges		3.83	7.70	5.75
Class B	07/15/02
Excluding sales charges		8.16	7.93	5.47
Including sales charges		3.16	7.64	5.47
Class C	07/15/02
Excluding sales charges		8.32	8.09	5.63
Including sales charges		7.32	8.09	5.63
Class I*	09/27/10	9.43	9.09	6.59
Class R4*	11/08/12	9.25	9.01	6.55
Class R5*	11/08/12	9.30	9.02	6.55
Class W*	09/27/10	8.97	8.74	6.29
Class Y*	11/08/12	9.31	9.02	6.55
Class Z	03/05/86	9.24	9.01	6.55
Barclays U.S. Corporate Index		7.92	8.07	6.04
Blended Benchmark		8.82	8.56	6.58

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. Corporate Index measures the investment grade, fixed-rate, taxable, corporate bond market.

The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Barclays U.S. Corporate Index and a 15% weighting in the Bank of America/ Merrill Lynch U.S. High Yield Cash Pay Constrained Index. The Bank of America Merrill Lynch U.S. High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Corporate Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 1, 2003 – April 30, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Corporate Income Fund

Manager Discussion of Fund Performance

For the 12-month period that ended April 30, 2013, the Fund's Class A shares returned 8.97% excluding sales charges. The Fund outperformed its primary benchmark, the Barclays U.S. Corporate Index, and its Blended Benchmark, which returned 7.92%, and 8.82%, respectively, during the same 12-month period.

Good security selection aided the Fund's outperformance relative to both benchmarks and helped offset the impact of underweights in financials and industrials, both of which were strong performing sectors for the period. Our emphasis on credit-sensitive areas, especially lower rated investment grade and high-yielding debt, contributed to the solid results.

U.S. Economy: Growth in the Slow Lane

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy early in the 12-month period ended April 30, 2013. Late in the period, across-the-board budget cuts (the sequester) clouded consumer confidence in the United States, even though the sequester has had little material impact on the economy to date. However, a pickup in job growth early in 2013, steady manufacturing activity and a solid rebound in the housing market are encouraging signs that growth has broadened in recent months. Pent-up demand, low mortgage rates and an improving labor market have lifted home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Household income growth is practically nonexistent, and household spending has come under pressure after the expiration of the payroll tax cut. Against this backdrop, U.S. investors bid prices higher on stocks and other riskier assets as central banks continued to pour liquidity into key markets.

Opportunities in Lower-Rated Credits

During the period, we found good opportunities in BBB-rated securities — which occupy the low rung on the investment-grade quality-ratings ladder — and in below-investment-grade, high-yielding corporate bonds. For most of the period, the Fund had more exposure to high-yield bonds than the Barclays U.S. Corporate Index, which aided results. Strong security selection within industrials more than offset the impact of a modest underweight in the sector. Much of the superior return from industrials came from the Fund's investments in BBB-rated and high-yield debt. Security selection in BBB-rated utilities also had a positive impact on performance.

Strong Security Selection within Financials

In financials, the Fund's significant underweight hampered results, as investors bid prices up as fears about the health of the economy and global financial system dissipated. However, we found that the opacity of many financial institutions made it difficult to analyze how risk exposure might change from month to month, and we were unwilling to rely on existing levels of financial disclosure and management assurances alone. Uncertainties about the potential impact of new regulations and a cloudy outlook for the global economy raised additional skepticism about the sector. At the close of the fiscal period, the Fund remained underweight in financials, as we believed there was even less reason to emphasize the group than there was a year ago, when prices — as reflected by yield spreads — were more attractive. Nevertheless, the Fund regained some

Portfolio Management

Tom Murphy, CFA

Tim Doubek, CFA

Brian Lavin, CFA

Portfolio Breakdown (%) (at April 30, 2013)
Common Stocks	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	91.5
Consumer Discretionary	5.5
Consumer Staples	9.0
Energy	8.1
Financials	14.5
Health Care	6.0
Industrials	9.7
Materials	2.4
Telecommunication	13.8
Utilities	22.5
Money Market Funds	6.4
Residential Mortgage-Backed Securities — Agency	0.0	(a)
Senior Loans	1.1
Consumer Discretionary	0.2
Consumer Staples	0.1
Energy	0.0	(a)
Financials	0.2
Health Care	0.2
Industrials	0.0	(a)
Materials	0.2
Telecommunication	0.2
U.S. Treasury Obligations	1.0
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013
4

Columbia Corporate Income Fund

Manager Discussion of Fund Performance (continued)

ground within financials through superior security selection. We emphasized domestic, large multi-national corporations that were vital to the overall economy, and they were strong performers. A position in BBB-rated bonds in the insurance industry also aided relative results.

Emphasis Remains on Security Selection

While volatility in the fixed-income market has diminished as investors appear increasingly confident that the world's central banks can stimulate greater growth, we are more cautious in our outlook. At present, we have reduced the Fund's exposure to lower rated investment-grade securities and have aligned the Fund's position in this segment more closely with the Barclays U.S. Corporate Index. We also have currently placed a greater emphasis on positions in more liquid investment-grade corporates and have further reduced the Fund's positions in banks. Looking ahead, we believe individual credit analysis may become even more important in an environment of lower volatility. We believe this has the potential to play to the strengths of our investment team, which concentrates on credit research and bottom-up security selection.

Quality Breakdown (%) (at April 30, 2013)
AAA rating	1.1
AA rating	2.8
A rating	20.6
BBB rating	59.1
BB rating	6.5
B rating	7.2
CC rating	0.0	(a)
CCC rating	2.6
Non rated	0.1
Total	100.0

(a) Rounds to zero.

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
5

Columbia Corporate Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2012 – April 30, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.60		1,020.03	4.81		4.81	0.96
Class B	1,000.00	1,000.00	1,016.80		1,016.31	8.55		8.55	1.71
Class C	1,000.00	1,000.00	1,017.60		1,017.06	7.80		7.80	1.56
Class I	1,000.00	1,000.00	1,022.80		1,022.17	2.66		2.66	0.53
Class R4	1,000.00	1,000.00	1,020.30	*	1,021.27	3.38	*	3.56	0.71	*
Class R5	1,000.00	1,000.00	1,020.80	*	1,021.92	2.76	*	2.91	0.58	*
Class W	1,000.00	1,000.00	1,020.60		1,020.03	4.81		4.81	0.96
Class Y	1,000.00	1,000.00	1,020.90	*	1,022.56	2.14	*	2.26	0.45	*
Class Z	1,000.00	1,000.00	1,021.90		1,021.27	3.56		3.56	0.71

*For the period November 8, 2012 through April 30, 2013. Class R4 shares, Class R5 shares and Class Y shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Corporate Income Fund

Portfolio of Investments

April 30, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 90.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.4%
ADS Tactical, Inc. Senior Secured(a) 04/01/18	11.000%	455,000	453,862
B/E Aerospace, Inc. Senior Unsecured 04/01/22	5.250%	497,000	528,062
Bombardier, Inc. Senior Unsecured(a) 05/01/14	6.300%	105,000	109,594
Huntington Ingalls Industries, Inc. 03/15/18	6.875%	660,000	730,125
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%	1,060,000	1,168,650
L-3 Communications Corp. 02/15/21	4.950%	9,200,000	10,378,778
Lockheed Martin Corp. Senior Unsecured(a) 12/15/42	4.070%	9,650,000	9,294,452
Northrop Grumman Corp. Senior Unsecured 03/15/21	3.500%	11,374,000	12,312,491
Oshkosh Corp. 03/01/17	8.250%	149,000	162,410
TransDigm, Inc.(a) 10/15/20	5.500%	325,000	346,938
Total			35,485,362
Airlines —%
Continental Airlines Pass-Through Trust Series 1997-1 Class A 04/01/15	7.461%	294,563	309,291
Automotive 0.3%
Allison Transmission, Inc.(a) 05/15/19	7.125%	596,000	648,150
American Axle & Manufacturing, Inc. 03/15/21	6.250%	376,000	396,210
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	592,000	663,040
Dana Holding Corp. Senior Unsecured 02/15/19	6.500%	65,000	70,200
02/15/21	6.750%	316,000	346,810
Jaguar Land Rover Automotive PLC(a) 02/01/23	5.625%	584,000	610,280

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lear Corp. 03/15/18	7.875%	309,000	334,493
03/15/20	8.125%	304,000	342,000
Lear Corp.(a) 01/15/23	4.750%	181,000	181,453
Schaeffler Finance BV Senior Secured(a) 05/15/21	4.750%	357,000	361,462
Visteon Corp. 04/15/19	6.750%	810,000	873,787
Total			4,827,885
Banking 5.4%
Ally Financial, Inc. 02/15/17	5.500%	633,000	689,923
03/15/20	8.000%	1,398,000	1,757,985
09/15/20	7.500%	573,000	707,655
Bank of America Corp. Senior Unsecured 05/13/21	5.000%	5,280,000	6,042,548
01/11/23	3.300%	5,250,000	5,317,352
Bank of Nova Scotia Senior Unsecured 04/25/18	1.450%	10,860,000	10,871,425
Citigroup, Inc. Senior Unsecured 03/01/23	3.375%	10,825,000	11,209,937
Goldman Sachs Group, Inc. (The) Senior Unsecured 01/22/23	3.625%	13,825,000	14,317,696
HSBC Holdings PLC Senior Unsecured 03/30/22	4.000%	3,635,000	4,026,609
JPMorgan Chase & Co. Senior Unsecured 01/25/23	3.200%	5,510,000	5,646,725
Morgan Stanley Senior Unsecured 02/25/23	3.750%	11,840,000	12,288,073
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	912,000	1,051,080
Toronto-Dominion Bank (The) Senior Unsecured 04/30/18	1.400%	5,805,000	5,839,139
Washington Mutual Bank Subordinated Notes(b)(c)(d) 01/15/15	5.125%	6,350,000	9,525
Total			79,775,672

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage 0.1%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	466,000	500,950
Nuveen Investments, Inc.(a) Senior Unsecured 10/15/17	9.125%	156,000	166,530
10/15/20	9.500%	650,000	700,375
Total			1,367,855
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc. Senior Unsecured(a) 04/15/21	5.625%	236,000	245,440
Gibraltar Industries, Inc.(a) 02/01/21	6.250%	181,000	194,123
HD Supply, Inc. 01/15/21	10.500%	489,000	512,839
Secured 04/15/20	11.000%	315,000	387,450
HD Supply, Inc.(a) Senior Unsecured 07/15/20	7.500%	635,000	687,387
Interface, Inc. 12/01/18	7.625%	461,000	500,761
Norcraft Companies LP/Finance Corp. Secured 12/15/15	10.500%	179,000	188,398
Nortek, Inc. 12/01/18	10.000%	45,000	50,569
04/15/21	8.500%	267,000	298,372
Total			3,065,339
Chemicals 1.4%
Ashland, Inc.(a) 08/15/22	4.750%	275,000	287,375
Senior Unsecured 04/15/18	3.875%	557,000	573,710
Celanese U.S. Holdings LLC 06/15/21	5.875%	578,000	647,360
11/15/22	4.625%	213,000	219,390
Dow Chemical Co. (The) Senior Unsecured 11/15/22	3.000%	12,920,000	12,925,233
Dupont Performance Coatings, Inc.(a) 05/01/21	7.375%	730,000	777,450
Huntsman International LLC 11/15/20 4.875% 264,000 276,540 03/15/21	8.625%	73,000	83,950

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JM Huber Corp. Senior Notes(a) 11/01/19	9.875%	520,000	598,650
Koppers, Inc. 12/01/19	7.875%	96,000	106,080
MacDermid, Inc.(a) 04/15/17	9.500%	937,000	967,452
Momentive Performance Materials, Inc. Senior Secured 10/15/20	8.875%	586,000	638,740
10/15/20	10.000%	75,000	79,313
Nova Chemicals Corp. Senior Unsecured 11/01/16	8.375%	360,000	386,100
PQ Corp. Secured(a) 05/01/18	8.750%	1,379,000	1,480,701
Total			20,048,044
Construction Machinery 0.6%
CNH Capital LLC 11/01/16	6.250%	731,000	809,582
CNH Capital LLC(a) 04/15/18	3.625%	4,120,000	4,181,800
Case New Holland, Inc. 12/01/17	7.875%	985,000	1,172,150
Columbus McKinnon Corp. 02/01/19	7.875%	559,000	602,322
H&E Equipment Services, Inc. 09/01/22	7.000%	88,000	97,460
Neff Rental LLC/Finance Corp. Secured(a) 05/15/16	9.625%	408,000	437,580
United Rentals North America, Inc. 12/15/19	9.250%	501,000	574,898
05/15/20	7.375%	467,000	528,878
04/15/22	7.625%	378,000	433,755
Secured 07/15/18	5.750%	109,000	118,810
Senior Unsecured 02/01/21	8.250%	120,000	136,800
Total			9,094,035
Consumer Cyclical Services 0.2%
Corrections Corp. of America(a) 05/01/23	4.625%	317,000	330,473
Goodman Networks, Inc. Senior Secured(a) 07/01/18	13.125%	680,000	755,650

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Monitronics International, Inc. 04/01/20	9.125%	340,000	369,750
Vivint, Inc.(a) Senior Secured 12/01/19	6.375%	1,184,000	1,192,880
Senior Unsecured 12/01/20	8.750%	377,000	397,735
Total			3,046,488
Consumer Products 0.5%
Alphabet Holding Co., Inc. Senior Unsecured PIK(a) 11/01/17	7.750%	317,000	332,057
Clorox Co. (The) Senior Unsecured 09/15/22	3.050%	5,185,000	5,265,653
Libbey Glass, Inc. Senior Secured 05/15/20	6.875%	225,000	246,656
Serta Simmons Holdings LLC Senior Unsecured(a) 10/01/20	8.125%	649,000	691,185
Spectrum Brands Escrow Corp.(a) 11/15/20	6.375%	525,000	573,562
Spectrum Brands, Inc. 03/15/20	6.750%	650,000	708,500
Tempur-Pedic International, Inc.(a) 12/15/20	6.875%	90,000	98,213
Total			7,915,826
Diversified Manufacturing 0.6%
Amsted Industries, Inc. Senior Notes(a) 03/15/18	8.125%	375,000	406,875
Apex Tool Group LLC(a) 02/01/21	7.000%	177,000	190,275
General Electric Co. Senior Unsecured 10/09/42	4.125%	6,760,000	7,157,001
Silver II Borrower/US Holdings LLC(a) 12/15/20	7.750%	570,000	611,325
Total			8,365,476
Electric 12.9%
Appalachian Power Co. Senior Unsecured 03/30/21	4.600%	6,795,000	7,815,670

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arizona Public Service Co. Senior Unsecured 04/01/42	4.500%	8,115,000	8,951,502
CMS Energy Corp. Senior Unsecured 09/30/15	4.250%	995,000	1,069,625
12/15/15	6.875%	10,205,000	11,618,984
02/01/20	6.250%	2,205,000	2,712,150
03/15/22	5.050%	845,000	987,905
03/31/43	4.700%	2,685,000	2,794,336
Calpine Corp. Senior Secured(a) 02/15/21	7.500%	482,000	543,455
Carolina Power & Light Co. 1st Mortgage 05/15/42	4.100%	400,000	417,242
DTE Electric Co. General Refunding Mortgage 04/01/43	4.000%	3,920,000	4,122,782
DTE Energy Co. Senior Unsecured 06/01/16	6.350%	14,800,000	17,121,484
Dominion Resources, Inc. Senior Unsecured 09/15/42	4.050%	1,975,000	1,991,213
Duke Energy Corp. Senior Unsecured 09/15/21	3.550%	21,320,000	22,958,421
FirstEnergy Corp. Senior Unsecured 03/15/23	4.250%	6,360,000	6,569,486
Florida Power & Light Co. 1st Mortgage 12/15/42	3.800%	2,925,000	2,976,220
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	581,000	689,937
Indiana Michigan Power Co. Senior Unsecured 12/01/15	5.650%	1,500,000	1,648,354
03/15/23	3.200%	5,520,000	5,663,492
03/15/37	6.050%	3,855,000	4,800,655
Ipalco Enterprises, Inc. Senior Secured(a) 04/01/16	7.250%	330,000	371,250
Metropolitan Edison Co. Senior Unsecured(a) 03/15/23	3.500%	16,445,000	16,992,795

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oncor Electric Delivery Co. LLC Senior Secured 09/30/17	5.000%	4,000,000	4,589,832
12/01/41	4.550%	1,625,000	1,732,585
06/01/42	5.300%	4,320,000	5,111,791
Progress Energy, Inc. Senior Unsecured 12/01/19	4.875%	955,000	1,108,857
04/01/22	3.150%	16,250,000	16,845,075
Public Service Co. of Colorado 1st Mortgage 03/15/43	3.950%	535,000	558,846
1st Refunding Mortgage 09/15/42	3.600%	4,585,000	4,517,715
Southern California Edison Co. 1st Refunding Mortgage 06/01/21	3.875%	7,259,000	8,249,104
03/15/43	3.900%	1,725,000	1,779,993
TransAlta Corp. Senior Unsecured 01/15/15	4.750%	12,415,000	13,093,994
Xcel Energy, Inc. Senior Unsecured 05/15/20	4.700%	8,775,000	10,382,229
Total			190,786,979
Entertainment 0.8%
AMC Entertainment, Inc. 06/01/19	8.750%	606,000	667,357
12/01/20	9.750%	51,000	59,288
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.(a) 03/15/21	5.250%	425,000	434,562
Cinemark USA, Inc.(a) 12/15/22	5.125%	264,000	273,240
Six Flags, Inc.(a)(b)(c)(e) 06/01/14	9.625%	259,000	—
Time Warner, Inc. 03/29/41	6.250%	7,695,000	9,591,302
Total			11,025,749
Environmental 1.4%
Clean Harbors, Inc. 08/01/20	5.250%	347,000	366,952
Clean Harbors, Inc.(a) 06/01/21	5.125%	436,000	455,620
Waste Management, Inc. 06/30/20 4.750% 13,785,000 15,810,830 09/15/22	2.900%	3,615,000	3,625,086
Total			20,258,488

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 8.3%
ARAMARK Corp.(a) 03/15/20	5.750%	437,000	457,758
Beam, Inc. Senior Unsecured 05/15/22	3.250%	11,190,000	11,601,971
ConAgra Foods, Inc. Senior Unsecured 06/15/17 5.819% 4,925,000 5,743,540 09/15/22	3.250%	10,915,000	11,203,560
Constellation Brands Inc.(f) Senior Unsecured 05/01/21 3.750% 214,000 214,000 05/01/23	4.250%	357,000	357,000
Cott Beverages, Inc. 11/15/17 8.375% 105,000 112,350 09/01/18	8.125%	337,000	369,858
Diageo Capital PLC 07/15/20 4.828% 7,270,000 8,634,026 04/29/23	2.625%	2,825,000	2,834,715
Diageo Investment Corp. 05/11/22	2.875%	5,269,000	5,447,097
HJ Heinz Co. Secured(a) 10/15/20	4.250%	1,015,000	1,027,687
Heineken NV Senior Unsecured(a) 04/01/22	3.400%	16,232,000	17,093,400
Kraft Foods Group, Inc. Senior Unsecured 06/04/42	5.000%	2,145,000	2,430,748
Molson Coors Brewing Co. 05/01/22	3.500%	15,113,000	15,979,851
Mondelez International, Inc. Senior Unsecured 02/10/20	5.375%	3,875,000	4,635,318
PepsiCo, Inc. Senior Unsecured 03/01/23	2.750%	13,075,000	13,306,480
Pinnacle Foods Finance LLC/Corp.(a) 05/01/21	4.875%	332,000	341,545
SABMiller Holdings, Inc.(a) 01/15/22	3.750%	18,305,000	20,016,170
Shearer's Foods, Inc. LLC Senior Secured(a) 11/01/19	9.000%	415,000	461,688
Total			122,268,762

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.4%
Caesars Entertainment Operating Co., Inc. Senior Secured 02/15/20	8.500%	308,000	297,220
MGM Resorts International 03/01/18	11.375%	573,000	740,602
12/15/21	6.625%	283,000	307,409
MGM Resorts International(a) 10/01/20	6.750%	121,000	132,798
ROC Finance LLC/Corp. Secured(a) 09/01/18	12.125%	711,000	835,425
Seminole Indian Tribe of Florida(a) Senior Secured 10/01/20	6.535%	251,000	281,120
Senior Unsecured 10/01/20	7.804%	430,000	471,452
Seneca Gaming Corp.(a) 12/01/18	8.250%	633,000	683,640
Studio City Finance Ltd.(a) 12/01/20	8.500%	1,257,000	1,407,840
Tunica-Biloxi Gaming Authority Senior Unsecured(a) 11/15/15	9.000%	203,000	185,237
Total			5,342,743
Gas Pipelines 9.2%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	752,000	776,440
CenterPoint Energy Resources Corp. Senior Unsecured 11/01/17	6.125%	7,966,000	9,589,216
El Paso LLC Senior Secured 09/15/20	6.500%	1,139,000	1,285,646
01/15/32	7.750%	348,000	396,606
Enterprise Products Operating LLC 03/15/44	4.850%	8,655,000	9,300,672
Gulfstream Natural Gas System LLC Senior Unsecured(a) 06/01/16	6.950%	5,045,000	5,875,871
Hiland Partners LP/Finance Corp.(a) 10/01/20	7.250%	1,688,000	1,877,900
Kinder Morgan Energy Partners LP Senior Unsecured 02/15/20	6.850%	9,692,000	12,324,386
09/01/22	3.950%	208,000	225,407
08/15/42	5.000%	955,000	1,023,194

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	496,000	551,800
02/15/23	5.500%	753,000	826,417
07/15/23	4.500%	196,000	204,330
Midcontinent Express Pipeline LLC Senior Unsecured(a) 09/15/14	5.450%	9,295,000	9,646,714
NiSource Finance Corp. 09/15/20	5.450%	15,083,000	17,831,047
02/15/44	4.800%	1,415,000	1,455,879
Northwest Pipeline GP Senior Unsecured 04/15/17	5.950%	8,479,000	9,813,851
06/15/18	6.050%	1,985,000	2,403,349
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 06/01/22	3.650%	3,500,000	3,781,071
Regency Energy Partners LP/Corp. 04/15/23	5.500%	787,000	861,765
Regency Energy Partners LP/Finance Corp. 07/15/21	6.500%	812,000	909,440
Regency Energy Partners LP/Finance Corp.(a) 11/01/23	4.500%	320,000	331,200
Rockies Express Pipeline LLC Senior Unsecured(a) 04/15/15	3.900%	12,795,000	12,954,937
Sabine Pass Liquefaction LLC(a) Senior Secured 02/01/21	5.625%	657,000	679,995
04/15/23	5.625%	537,000	551,768
Southern Natural Gas Co. LLC Senior Unsecured(a) 04/01/17	5.900%	16,345,000	19,115,592
Southern Star Central Corp. Senior Unsecured 03/01/16	6.750%	65,000	65,731
Southern Star Central Corp.(a) Senior Unsecured 03/01/16	6.750%	375,000	379,688
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 04/15/16	6.400%	9,158,000	10,488,712
08/01/42	4.450%	263,000	271,653
Total			135,800,277
Health Care 3.5%
Amsurg Corp.(a) 11/30/20	5.625%	276,000	291,180
Biomet, Inc.(a) 08/01/20	6.500%	562,000	612,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHS/Community Health Systems, Inc. 11/15/19	8.000%	481,000	545,334
07/15/20	7.125%	116,000	129,630
Senior Secured 08/15/18	5.125%	825,000	882,750
Cardinal Health, Inc. Senior Unsecured 12/15/20	4.625%	8,695,000	9,888,232
CareFusion Corp. Senior Unsecured(a) 03/01/23	3.300%	5,015,000	5,144,238
ConvaTec Healthcare E SA Senior Unsecured(a) 12/15/18	10.500%	882,000	992,250
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	630,000	670,950
Emdeon, Inc. 12/31/19	11.000%	525,000	612,937
Express Scripts Holding Co. 05/15/16	3.125%	6,000,000	6,350,766
Fresenius Medical Care U.S. Finance II, Inc.(a) 07/31/19	5.625%	192,000	214,560
01/31/22	5.875%	363,000	415,635
Fresenius Medical Care U.S. Finance, Inc.(a) 09/15/18	6.500%	716,000	828,770
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	1,676,000	1,835,220
HCA, Inc. Senior Secured 02/15/20	6.500%	1,171,000	1,352,505
Health Management Associates, Inc. 01/15/20	7.375%	224,000	248,640
Hologic, Inc. 08/01/20	6.250%	133,000	143,640
Hospira, Inc. Senior Unsecured 05/15/15	6.400%	8,065,000	8,831,424
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	797,000	842,827
IMS Health, Inc. Senior Unsecured(a) 11/01/20	6.000%	352,000	376,640
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	339,000	379,680
McKesson Corp. Senior Unsecured 03/15/23	2.850%	3,120,000	3,179,305

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Multiplan, Inc.(a) 09/01/18	9.875%	1,164,000	1,309,500
Physio-Control International, Inc. Senior Secured(a) 01/15/19	9.875%	505,000	576,962
Physiotherapy Associates Holdings, Inc. Senior Unsecured(a) 05/01/19	11.875%	350,000	306,250
Radnet Management, Inc. 04/01/18	10.375%	220,000	235,400
Rural/Metro Corp. Senior Unsecured(a) 07/15/19	10.125%	245,000	253,575
STHI Holding Corp. Secured(a) 03/15/18	8.000%	243,000	266,085
Tenet Healthcare Corp.(a) Senior Secured 06/01/20	4.750%	638,000	663,520
04/01/21	4.500%	370,000	377,400
Truven Health Analytics, Inc. Senior Unsecured(a) 06/01/20	10.625%	334,000	381,595
United Surgical Partners International, Inc. 04/01/20	9.000%	362,000	409,060
Universal Hospital Services, Inc. Secured 08/15/20	7.625%	326,000	352,895
Universal Hospital Services, Inc.(a) Secured 08/15/20	7.625%	246,000	267,218
Vanguard Health Holding Co. II LLC/Inc. 02/01/18	8.000%	410,000	443,825
02/01/19	7.750%	911,000	989,574
Total			51,602,552
Healthcare Insurance 1.5%
Aetna, Inc. Senior Unsecured 11/15/22	2.750%	10,425,000	10,385,906
WellPoint, Inc. Senior Unsecured 08/15/20	4.350%	8,404,000	9,477,796
05/15/42	4.625%	1,820,000	1,932,567
Total			21,796,269
Home Construction 0.2%
Ashton Woods U.S.A. LLC/Finance Co.(a) 02/15/21	6.875%	295,000	301,269

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Beazer Homes USA, Inc. 05/15/19	9.125%	249,000	272,655
Beazer Homes USA, Inc.(a) 02/01/23	7.250%	238,000	248,710
KB Home 03/15/20	8.000%	248,000	292,020
09/15/22	7.500%	219,000	250,755
Meritage Homes Corp. 04/01/22	7.000%	248,000	279,620
Meritage Homes Corp.(a) 03/01/18	4.500%	360,000	361,800
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	438,000	497,677
Taylor Morrison Communities, Inc./Monarch Communities, Inc.(a) 04/15/21	5.250%	204,000	208,590
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/20	7.750%	132,000	148,170
04/15/20	7.750%	383,000	429,918
Total			3,291,184
Independent Energy 7.1%
Anadarko Petroleum Corp. Senior Unsecured 09/15/16	5.950%	7,510,000	8,635,629
Antero Resources Finance Corp. 12/01/17	9.375%	35,000	38,063
08/01/19	7.250%	120,000	130,200
Apache Corp. Senior Unsecured 01/15/44	4.250%	7,695,000	7,613,479
Aurora USA Oil & Gas, Inc. Senior Unsecured(a) 04/01/20	7.500%	812,000	844,480
Canadian Oil Sands Ltd. Senior Unsecured(a) 04/01/42	6.000%	4,170,000	4,953,622
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	839,000	929,192
Chesapeake Energy Corp. 08/15/20	6.625%	858,000	971,685
11/15/20	6.875%	480,000	548,400
02/15/21	6.125%	984,000	1,082,400
03/15/23	5.750%	634,000	687,890
Comstock Resources, Inc. 06/15/20	9.500%	786,000	884,250

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Concho Resources, Inc. 10/01/17	8.625%	359,000	384,130
01/15/21	7.000%	1,594,000	1,793,250
01/15/22	6.500%	174,000	193,140
04/01/23	5.500%	88,000	93,720
Continental Resources, Inc. 10/01/19	8.250%	240,000	270,000
10/01/20	7.375%	382,000	441,210
04/01/21	7.125%	457,000	527,835
09/15/22	5.000%	4,321,000	4,699,087
Continental Resources, Inc.(a) 04/15/23	4.500%	370,000	394,513
Devon Energy Corp. Senior Unsecured 07/15/41	5.600%	8,018,000	9,235,469
05/15/42	4.750%	2,990,000	3,084,000
EP Energy Holdings LLC/Bond Co., Inc. Senior Unsecured PIK(a) 12/15/17	8.125%	373,000	397,245
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	669,000	779,385
EnCana Corp. Senior Unsecured 11/15/41	5.150%	3,430,000	3,614,321
Halcon Resources Corp.(a) 05/15/21	8.875%	802,000	860,145
Hess Corp. Senior Unsecured 02/15/41	5.600%	3,460,000	3,807,356
Kodiak Oil & Gas Corp. 12/01/19	8.125%	1,903,000	2,164,662
Kodiak Oil & Gas Corp.(a) 01/15/21	5.500%	336,000	354,480
Laredo Petroleum, Inc. 02/15/19	9.500%	1,289,000	1,469,460
05/01/22	7.375%	352,000	387,200
Marathon Oil Corp. Senior Unsecured 11/01/22	2.800%	8,795,000	8,791,350
Noble Energy, Inc. Senior Unsecured 12/15/21	4.150%	4,220,000	4,717,416
Oasis Petroleum, Inc. 02/01/19	7.250%	653,000	708,505
11/01/21	6.500%	834,000	917,400
01/15/23	6.875%	860,000	954,600
Pioneer Natural Resources Co. Senior Unsecured 07/15/22	3.950%	4,170,000	4,450,195

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
QEP Resources, Inc. Senior Unsecured 10/01/22	5.375%	307,000	326,188
05/01/23	5.250%	890,000	945,625
Range Resources Corp. 06/01/21	5.750%	705,000	770,212
08/15/22	5.000%	128,000	136,320
SM Energy Co. Senior Unsecured 11/15/21	6.500%	294,000	323,400
01/01/23	6.500%	286,000	316,030
Whiting Petroleum Corp. 10/01/18	6.500%	35,000	37,713
Woodside Finance Ltd.(a) 11/15/13	5.000%	13,555,000	13,859,174
05/10/21	4.600%	4,295,000	4,859,913
Total			104,383,939
Life Insurance 2.1%
Hartford Financial Services Group, Inc. Senior Unsecured 04/15/22	5.125%	6,000,000	7,110,576
MetLife, Inc. Senior Unsecured 02/08/21	4.750%	6,590,000	7,693,509
12/15/22	3.048%	4,980,000	5,107,124
Prudential Covered Trust Secured(a) 09/30/15	2.997%	2,673,000	2,789,401
Prudential Financial, Inc. Senior Unsecured 05/12/41	5.625%	7,305,000	8,669,260
Total			31,369,870
Lodging —%
Choice Hotels International, Inc. 07/01/22	5.750%	271,000	303,520
Media Cable 2.2%
CCO Holdings LLC/Capital Corp. 01/15/19	7.000%	162,000	175,973
01/31/22	6.625%	807,000	887,700
CCO Holdings LLC/Capital Corp.(a) 03/15/21	5.250%	479,000	488,580
CSC Holdings LLC Senior Unsecured 02/15/19	8.625%	425,000	517,437
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	176,000	200,640

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cablevision Systems Corp. Senior Unsecured 04/15/20	8.000%	290,000	333,500
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a) 09/15/20	6.375%	595,000	633,675
Cogeco Cable, Inc.(a) 05/01/20	4.875%	145,000	147,719
DIRECTV Holdings LLC/Financing Co., Inc. 03/15/22	3.800%	7,950,000	8,349,972
08/15/40	6.000%	2,000,000	2,237,340
DISH DBS Corp. 09/01/19	7.875%	840,000	957,600
06/01/21	6.750%	366,000	395,280
07/15/22	5.875%	522,000	532,440
DISH DBS Corp.(a) 03/15/23	5.000%	96,000	93,120
Senior Notes 04/01/18	4.250%	3,810,000	3,743,325
Lynx I Corp. Senior Secured(a) 04/15/21	5.375%	223,000	238,889
Lynx II Corp. Senior Unsecured(a) 04/15/23	6.375%	286,000	309,595
Quebecor Media, Inc. Senior Unsecured 03/15/16	7.750%	344,000	350,450
Quebecor Media, Inc.(a) Senior Unsecured 01/15/23	5.750%	359,000	374,258
Time Warner Cable, Inc. 02/01/20	5.000%	5,291,000	6,119,480
09/15/42	4.500%	5,050,000	4,803,343
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(a) 01/15/23	5.500%	237,000	244,406
Videotron Ltd. 07/15/22	5.000%	286,000	294,580
WaveDivision Escrow LLC/Corp. Senior Unsecured(a) 09/01/20	8.125%	19,000	20,235
Total			32,449,537
Media Non-Cable 6.6%
AMC Networks, Inc. 07/15/21	7.750%	433,000	495,785
12/15/22	4.750%	935,000	960,713
BSKYB Finance UK PLC(a) 10/15/15	5.625%	2,050,000	2,275,110

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
British Sky Broadcasting Group PLC(a) 02/15/18	6.100%	5,045,000	6,020,552
11/26/22	3.125%	11,070,000	11,207,191
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	959,000	1,033,322
Clear Channel Worldwide Holdings, Inc.(a) 11/15/22	6.500%	455,000	483,438
11/15/22	6.500%	491,000	526,598
DigitalGlobe, Inc.(a) 02/01/21	5.250%	283,000	285,830
Hughes Satellite Systems Corp. 06/15/21	7.625%	720,000	826,200
Intelsat Jackson Holdings SA 04/01/19	7.250%	355,000	390,500
10/15/20	7.250%	1,184,000	1,314,240
Intelsat Luxembourg SA(a) 06/01/21	7.750%	251,000	264,805
06/01/23	8.125%	715,000	759,688
MDC Partners, Inc.(a) 04/01/20	6.750%	636,000	661,440
NBCUniversal Media LLC 04/01/21	4.375%	15,060,000	17,373,020
01/15/43	4.450%	10,485,000	11,107,620
National CineMedia LLC Senior Secured 04/15/22	6.000%	547,000	596,230
News America, Inc. 09/15/22	3.000%	18,260,000	18,521,008
Nielsen Finance LLC/Co. 10/15/18	7.750%	787,000	876,521
Nielsen Finance LLC/Co.(a) 10/01/20	4.500%	1,482,000	1,513,492
Reed Elsevier Capital, Inc.(a) 10/15/22	3.125%	12,491,000	12,359,540
Scripps Networks Interactive, Inc. Senior Unsecured 12/15/16	2.700%	4,505,000	4,743,765
Univision Communications, Inc.(a) 05/15/21	8.500%	871,000	971,165
Senior Secured 11/01/20	7.875%	490,000	551,250
09/15/22	6.750%	511,000	567,210
Total			96,686,233
Metals 0.4%
Alpha Natural Resources, Inc. 04/15/18	9.750%	612,000	664,020
Arch Coal, Inc.(a) 06/15/19	9.875%	470,000	488,800

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Barrick Gold Corp.(a)(f) 05/01/18	2.500%	1,340,000	1,346,397
Calcipar SA Senior Secured(a) 05/01/18	6.875%	359,000	383,681
FMG Resources August 2006 Proprietary Ltd.(a) 11/01/19	8.250%	905,000	986,450
Inmet Mining Corp.(a) 06/01/20	8.750%	883,000	953,640
JMC Steel Group, Inc. Senior Notes(a) 03/15/18	8.250%	571,000	597,409
Peabody Energy Corp. 11/15/18	6.000%	617,000	666,360
Total			6,086,757
Non-Captive Consumer —%
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	533,000	552,988
Non-Captive Diversified 3.3%
Air Lease Corp. 03/01/20	4.750%	1,131,000	1,170,585
CIT Group, Inc. Senior Unsecured 08/15/17	4.250%	408,000	432,480
CIT Group, Inc.(a) Senior Secured 04/01/18	6.625%	305,000	355,325
Senior Unsecured 02/15/19	5.500%	1,688,000	1,907,440
General Electric Capital Corp. Senior Unsecured 10/17/21	4.650%	10,658,000	12,180,698
01/09/23	3.100%	28,600,000	29,018,647
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	595,000	724,412
04/15/18	3.875%	379,000	384,685
05/15/19	6.250%	907,000	1,016,974
12/15/20	8.250%	915,000	1,143,750
04/15/21	4.625%	631,000	642,042
Total			48,977,038
Oil Field Services 0.8%
Athlon Holdings LP/Finance Corp.(a) 04/15/21	7.375%	331,000	348,378

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	1,581,000	1,723,290
Green Field Energy Services, Inc.(a) Senior Secured 11/15/16	13.250%	17,000	17,510
11/15/16	13.250%	682,000	702,460
Noble Holding International Ltd. 03/15/22	3.950%	4,100,000	4,288,838
Offshore Group Investments Ltd. Senior Secured(a) 04/01/23	7.125%	538,000	559,520
Oil States International, Inc.(a) 01/15/23	5.125%	453,000	465,457
Weatherford International Ltd. 03/15/38	7.000%	1,520,000	1,796,281
04/15/42	5.950%	1,995,000	2,183,755
Total			12,085,489
Other Industry 0.1%
Interline Brands, Inc. 11/15/18	7.500%	874,000	943,920
Unifrax I LLC/Holding Co.(a) 02/15/19	7.500%	380,000	395,200
Total			1,339,120
Packaging 0.3%
Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc.(a) Senior Secured 11/15/22	4.875%	211,000	215,220
Senior Unsecured 11/15/20	7.000%	752,000	789,600
Reynolds Group Issuer, Inc./LLC 04/15/19	9.000%	1,000	1,080
08/15/19	9.875%	199,000	223,377
02/15/21	8.250%	799,000	847,939
Senior Secured 04/15/19	7.125%	316,000	340,490
08/15/19	7.875%	281,000	314,720
10/15/20	5.750%	208,000	217,880
02/15/21	6.875%	746,000	813,140
Sealed Air Corp.(a) 09/15/21	8.375%	246,000	287,820
Total			4,051,266
Paper —%
Graphic Packaging International, Inc. 04/15/21	4.750%	542,000	560,970
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.9%
Actavis, Inc. Senior Unsecured 10/01/22	3.250%	12,185,000	12,140,708
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a) 12/01/19	9.500%	206,000	238,445
Valeant Pharmaceuticals International(a) 10/15/20	6.375%	1,147,000	1,270,302
Total			13,649,455
Property & Casualty 3.3%
Alleghany Corp. Senior Unsecured 06/27/22	4.950%	9,395,000	10,669,911
Alliant Holdings, Inc. Senior Unsecured(a) 12/15/20	7.875%	467,000	491,517
Berkshire Hathaway Finance Corp. 05/15/42	4.400%	4,450,000	4,604,531
CNA Financial Corp. Senior Unsecured 12/15/14	5.850%	4,500,000	4,835,398
08/15/20	5.875%	11,651,000	13,932,569
HUB International Ltd.(a) 10/15/18	8.125%	742,000	798,577
Liberty Mutual Group, Inc.(a) 05/01/22	4.950%	12,056,000	13,419,522
Total			48,752,025
Railroads 3.6%
Burlington Northern Santa Fe LLC Senior Unsecured 06/01/41	5.400%	1,351,000	1,596,333
09/15/41	4.950%	8,400,000	9,366,311
03/15/43	4.450%	3,845,000	4,038,219
CSX Corp. Senior Unsecured 03/15/18	6.250%	1,402,000	1,707,649
10/30/20	3.700%	5,850,000	6,433,918
05/30/42	4.750%	6,760,000	7,278,445
Canadian Pacific Railway Co. Senior Unsecured 05/15/18	6.500%	7,220,000	8,745,947
03/15/23	4.450%	5,009,000	5,604,735
05/15/37	5.950%	760,000	932,356
Norfolk Southern Corp. Senior Unsecured 12/01/21	3.250%	7,450,000	7,911,006
Total			53,614,919

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refining 0.1%
Valero Energy Corp. 06/15/37	6.625%	1,070,000	1,346,790
REITs —%
CBRE Services, Inc. 03/15/23	5.000%	241,000	246,724
Restaurants 1.1%
Yum! Brands, Inc. Senior Unsecured 09/15/19	5.300%	5,415,000	6,348,042
11/01/20	3.875%	1,085,000	1,172,112
11/01/21	3.750%	7,410,000	7,899,920
Total			15,420,074
Retailers 0.3%
99 Cent Only Stores 12/15/19	11.000%	305,000	352,656
AutoNation, Inc. 02/01/20	5.500%	249,000	272,655
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%	652,000	729,425
Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(a) 02/15/18	9.000%	272,000	282,200
Claire's Stores, Inc. Senior Secured(a) 03/15/20	6.125%	162,000	171,113
Jo-Ann Stores, Inc. Senior Unsecured(a) 03/15/19	8.125%	284,000	303,170
L Brands, Inc. 05/01/20	7.000%	500,000	584,375
04/01/21	6.625%	175,000	201,031
Rite Aid Corp. 03/15/20	9.250%	393,000	454,897
Senior Secured 08/15/20	8.000%	305,000	348,462
Senior Unsecured 02/15/27	7.700%	433,000	452,485
Sally Holdings LLC/Capital, Inc. 11/15/19	6.875%	198,000	221,513
Total			4,373,982
Technology 1.1%
Alliance Data Systems Corp.(a) 12/01/17	5.250%	592,000	617,160
04/01/20	6.375%	304,000	328,320

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amkor Technology, Inc. Senior Unsecured 06/01/21	6.625%	501,000	517,283
10/01/22	6.375%	20,000	20,600
Apple, Inc. Senior Unsecured(f) 05/04/43	3.850%	2,580,000	2,564,984
Brocade Communications Systems, Inc. Senior Secured 01/15/20	6.875%	175,000	192,500
CDW LLC/Finance Corp. 04/01/19	8.500%	622,000	696,640
Cardtronics, Inc. 09/01/18	8.250%	620,000	678,900
Corning, Inc. Senior Unsecured 08/15/20	4.250%	2,172,000	2,450,587
CyrusOne LLP/Finance Corp.(a) 11/15/22	6.375%	608,000	647,520
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	248,000	259,160
First Data Corp.(a) 01/15/21	11.250%	301,000	314,545
Secured 01/15/21	8.250%	1,073,000	1,140,062
Senior Secured 06/15/19	7.375%	744,000	809,100
08/15/20	8.875%	520,000	592,800
11/01/20	6.750%	826,000	881,755
Interactive Data Corp. 08/01/18	10.250%	735,000	836,063
NXP BV/Funding LLC(a) 02/15/21	5.750%	668,000	708,080
Nuance Communications, Inc.(a) 08/15/20	5.375%	1,173,000	1,208,190
VeriSign, Inc.(a) 05/01/23	4.625%	382,000	391,550
Total			15,855,799
Transportation Services 0.9%
Avis Budget Car Rental LLC/Finance, Inc. 01/15/19	8.250%	518,000	575,628
ERAC U.S.A. Finance LLC(a) 10/01/20	5.250%	4,330,000	5,081,276
03/15/42	5.625%	5,035,000	5,764,662
Hertz Corp. (The) 10/15/18	7.500%	675,000	746,719
01/15/21	7.375%	244,000	276,330
Total			12,444,615

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 1.4%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured(a) 12/15/17	2.381%	980,000	990,838
Crown Castle International Corp. Senior Unsecured 01/15/23	5.250%	1,005,000	1,052,737
MetroPCS Wireless, Inc.(a) 04/01/23	6.625%	424,000	453,680
NII International Telecom SARL(a) 08/15/19	11.375%	1,580,000	1,824,900
SBA Telecommunications, Inc. 08/15/19	8.250%	582,000	644,565
SBA Telecommunications, Inc.(a) 07/15/20	5.750%	716,000	762,540
Sprint Capital Corp. 11/15/28	6.875%	285,000	291,413
Sprint Nextel Corp. Senior Unsecured 08/15/17	8.375%	127,000	147,955
11/15/21	11.500%	496,000	686,960
11/15/22	6.000%	1,440,000	1,501,200
Sprint Nextel Corp.(a) 11/15/18	9.000%	1,590,000	1,955,700
03/01/20	7.000%	310,000	352,625
United States Cellular Corp. Senior Unsecured 12/15/33	6.700%	8,000,000	8,684,632
Wind Acquisition Finance SA Senior Secured(a) 04/30/20	6.500%	778,000	814,955
Total			20,164,700
Wirelines 4.5%
AT&T, Inc. Senior Unsecured(a) 06/15/45	4.350%	31,945,000	31,318,313
Frontier Communications Corp. Senior Unsecured 07/01/21	9.250%	497,000	580,247
04/15/22	8.750%	577,000	649,125
04/15/24	7.625%	808,000	842,340
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	681,000	801,026

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Communications, Inc.(a) Senior Unsecured 06/01/19	8.875%	212,000	234,260
Level 3 Financing, Inc. 04/01/19	9.375%	418,000	471,295
07/01/19	8.125%	233,000	256,883
PAETEC Holding Corp. 12/01/18	9.875%	595,000	684,250
Softbank Corp. Senior Unsecured(a) 04/15/20	4.500%	771,000	798,713
Verizon Communications, Inc. Senior Unsecured 11/01/21	3.500%	12,350,000	13,129,260
11/01/42	3.850%	15,935,000	14,563,975
Windstream Corp. 10/15/20	7.750%	288,000	316,080
08/01/23	6.375%	859,000	889,065
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	244,000	288,530
Senior Secured 01/01/20	8.125%	572,000	644,930
tw telecom holdings, Inc. 10/01/22	5.375%	290,000	303,775
Total			66,772,067
Total Corporate Bonds & Notes (Cost: $1,275,420,327)			1,326,962,153

Residential Mortgage-Backed Securities — Agency —%

Government National Mortgage Association(g) 01/15/19	10.000%	35	35
Total Residential Mortgage-Backed Securities — Agency (Cost: $35)			35

U.S. Treasury Obligations 1.0%

U.S. Treasury 02/15/23	2.000%	12,855,000	13,230,610
11/15/42	2.750%	1,610,000	1,561,700
Total U.S. Treasury Obligations (Cost: $14,641,836)			14,792,310

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Senior Loans 1.1%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
Affinia Group, Inc. Tranche B2 Term Loan(f)(h)(i) 04/25/20	4.750%	206,000	208,318
Brokerage —%
Nuveen Investments, Inc. 2nd Lien Tranche B Term Loan(h)(i) 02/28/19	6.500%	502,000	506,393
Chemicals 0.1%
Dupont Performance Coatings, Inc. Tranche B Term Loan(h)(i) 02/01/20	4.750%	305,000	308,782
PQ Corp. Term Loan(h)(i) 08/07/17	4.500%	849,870	858,853
Total			1,167,635
Construction Machinery 0.1%
CPM Acquisition Corp. 1st Lien Term Loan(h)(i) 08/29/17	6.250%	539,736	544,124
Consumer Cyclical Services —%
New Breed, Inc. Term Loan(h)(i) 10/01/19	6.000%	503,735	506,254
Consumer Products 0.1%
Serta Simmons Holdings LLC Term Loan(h)(i) 10/01/19	5.000%	513,713	520,375
Spectrum Brands, Inc. Term Loan(h)(i) 12/17/19	4.500%	97,755	99,129
Sun Products Corp. (The) Tranche B Term Loan(h)(i) 03/23/20	5.500%	663,000	667,973
Total			1,287,477
Diversified Manufacturing —%
Apex Tool Group LLC Term Loan(h)(i) 01/31/20	4.500%	121,000	122,554
Food and Beverage —%
Hostess Brands, Inc. 1st Lien Term Loan(f)(h)(i) 02/25/20	6.750%	319,000	326,178

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Gaming —%
ROC Finance LLC(f)(h)(i) Tranche B Term Loan 03/28/19	5.000%	320,000	322,797
ROC Finance LLC(h)(i) Tranche B Term Loan 08/19/17	8.500%	158,000	162,345
Total			485,142
Health Care 0.2%
American Renal Holdings, Inc. 2nd Lien Term Loan(h)(i) 02/20/20	8.500%	817,000	823,806
ConvaTec, Inc. Term Loan(h)(i) 12/22/16	5.000%	112,000	113,932
Steward Health Care System LLC Term Loan(f)(h)(i) 04/10/20	6.750%	158,000	158,987
U.S. Renal Care, Inc.(h)(i) 1st Lien Term Loan 07/03/19	6.250%	594,507	603,425
2nd Lien Term Loan 01/03/20	10.250%	599,000	610,231
United Surgical Partners International, Inc.(f)(h)(i) Term Loan 04/19/17	4.750%	227,000	228,419
Tranche B Term Loan 04/03/19	5.030%	144,638	145,361
Total			2,684,161
Life Insurance —%
Alliant Holdings I, Inc. Term Loan(h)(i) 12/20/19	5.000%	315,210	318,756
Media Cable 0.1%
WideOpenWest Finance LLC Tranche B Term Loan(h)(i) 04/01/19	4.750%	538,928	545,831
Media Non-Cable 0.1%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(h)(i) 09/16/19	7.500%	623,000	645,845

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Metals 0.1%
FMG Resources August 2006 Proprietary Ltd. Term Loan(h)(i) 10/18/17	5.250%	1,312,347	1,335,313
Oil Field Services —%
Vantage Drilling Co. 2nd Lien Term Loan(f)(h)(i) 03/28/19	5.750%	160,000	162,101
Property & Casualty 0.2%
Asurion LLC Tranche B1 Term Loan(h)(i) 05/24/19	4.500%	581,542	588,015
Lonestar Intermediate Super Holdings LLC Term Loan(h)(i) 09/02/19	11.000%	1,482,000	1,590,379
Total			2,178,394
Retailers —%
Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(h)(i) 08/21/20	5.750%	426,000	441,621
Technology 0.1%
Ancestry.com, Inc. Term Loan(h)(i) 12/28/18	7.000%	712,215	720,227
Blue Coat Systems, Inc. Term Loan(h)(i) 02/15/18	5.750%	462,505	466,265
Freescale Semiconductor, Inc. Tranche B4 Term Loan(h)(i) 03/01/20	5.000%	736,793	746,924
Total			1,933,416
Wirelines —%
Integra Telecom Holdings, Inc.(h)(i) 2nd Lien Tranche B Term Loan 02/28/21	9.750%	75,000	76,891
Term Loan 02/22/19	6.000%	216,000	220,320
Total			297,211
Total Senior Loans (Cost: $15,227,536)			15,696,724

Common Stocks —%

Issuer	Shares	Value ($)
Financials —%
Insurance —%
Washington Funding Trust LII D Escrow(b)(c)(e)(j)	1,075	—
WMI Holdings Corp.(j)	21,286	12,825
Total		12,825
Total Financials		12,825
Total Common Stocks (Cost: $1,077,709)		12,825

Warrants —%

Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(j)	682	37,510
Total Warrants (Cost: $26,740)		37,510

Money Market Funds 6.3%

	Shares	Value (S)
Columbia Short-Term Cash Fund, 0.126%(k)(l)	93,058,854	93,058,854
Total Money Market Funds (Cost: $93,058,854)		93,058,854
Total Investments (Cost: $1,399,453,037)		1,450,560,411
Other Assets & Liabilities, Net		23,902,728
Net Assets		1,474,463,139

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Investments in Derivatives

Futures Contracts Outstanding at April 30, 2013

At April 30, 2013, $4,045,475 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	(707)	(104,901,125)	June 2013	—	(2,067,179)
U.S. Treasury Note, 5-year	(430)	(53,595,471)	July 2013	—	(333,225)
U.S. Treasury Note, 10-year	(1,762)	(234,979,228)	June 2013	—	(3,255,050)
U.S. Treasury Ultra Bond, 30-year	(27)	(4,437,281)	June 2013	—	(155,080)
Total				—	(5,810,534)

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the value of these securities amounted to $317,562,537 or 21.54% of net assets.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at April 30, 2013 was $9,525, representing less than 0.01% of net assets. Information concerning such security holdings at April 30, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Six Flags, Inc. 06/01/14 9.625%	05/07/10	—
Washington Funding Trust LII D Escrow	03/05/07	—
Washington Mutual Bank Subordinated Notes 01/15/15 5.125%	03/10/06 - 05/14/08	5,688,448

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2013, the value of these securities amounted to $9,525, which represents less than 0.01% of net assets.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2013, the value of these securities amounted to $9,525, which represents less than 0.01% of net assets.

(e)  Negligible market value.

(f)  Represents a security purchased on a when-issued or delayed delivery basis.

(g)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(h)  Variable rate security.

(i)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(j)  Non-income producing.

(k)  The rate shown is the seven-day current annualized yield at April 30, 2013.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	19,869,151	746,514,750	(673,325,047)	93,058,854	113,614	93,058,854

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Abbreviation Legend

PIK  Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Banking	—	79,766,147	9,525	79,775,672
All Other Industries	—	1,247,186,481	—	1,247,186,481
Residential Mortgage-Backed Securities — Agency	—	35	—	35
U.S. Treasury Obligations	14,792,310	—	—	14,792,310
Total Bonds	14,792,310	1,326,952,663	9,525	1,341,754,498
Equity Securities
Common Stocks
Financials	12,825	—	—	12,825
Warrants
Energy	—	37,510	—	37,510
Total Equity Securities	12,825	37,510	—	50,335
Other
Senior Loans	—	15,696,724	—	15,696,724
Money Market Funds	93,058,854	—	—	93,058,854
Total Other	93,058,854	15,696,724	—	108,755,578
Investments in Securities	107,863,989	1,342,686,897	9,525	1,450,560,411
Derivatives
Liabilities
Futures Contracts	(5,810,534)	—	—	(5,810,534)
Total	102,053,455	1,342,686,897	9,525	1,444,749,877

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Corporate Income Fund

Portfolio of Investments (continued)

April 30, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Warrants ($)	Total ($)
Balance as of April 30, 2012	68,711	81	68,792
Accrued discounts/premiums	5	—	5
Realized gain (loss)	(360)	—	(360)
Change in unrealized appreciation (depreciation)(a)	240	—	240
Sales	(59,071)	(81)	(59,152)
Purchases	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of April 30, 2013	9,525	—	9,525

(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2013 was $0.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds & Notes classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company's bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Corporate Income Fund

Statement of Assets and Liabilities

April 30, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,306,394,183)	$1,357,501,557
Affiliated issuers (identified cost $93,058,854)	93,058,854
Total investments (identified cost $1,399,453,037)	1,450,560,411
Cash	1
Margin deposits on futures contracts	4,045,475
Receivable for:
Investments sold	20,994,650
Capital shares sold	3,744,311
Dividends	9,138
Interest	15,246,234
Reclaims	5,205
Variation margin on futures contracts	333,327
Expense reimbursement due from Investment Manager	359
Due from broker	8
Prepaid expenses	4,436
Trustees' deferred compensation plan	61,436
Other assets	140,685
Total assets	1,495,145,676
Liabilities
Payable for:
Investments purchased	9,779,676
Investments purchased on a delayed delivery basis	6,004,608
Capital shares purchased	1,201,181
Dividend distributions to shareholders	3,390,884
Investment management fees	17,207
Distribution and/or service fees	2,687
Transfer agent fees	137,539
Administration fees	2,624
Compensation of board members	6,320
Chief compliance officer expenses	130
Other expenses	78,245
Trustees' deferred compensation plan	61,436
Total liabilities	20,682,537
Net assets applicable to outstanding capital stock	$1,474,463,139
Represented by
Paid-in capital	$1,387,926,185
Excess of distributions over net investment income	(650,351)
Accumulated net realized gain	42,315,288
Unrealized appreciation (depreciation) on:
Investments	51,107,374
Futures contracts	(5,810,534)
Swap contracts	(424,823)
Total — representing net assets applicable to outstanding capital stock	$1,474,463,139

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Corporate Income Fund

Statement of Assets and Liabilities (continued)

April 30, 2013

Class A
Net assets	$140,321,550
Shares outstanding	13,151,326
Net asset value per share	$10.67
Maximum offering price per share(a)	$11.20
Class B
Net assets	$2,454,538
Shares outstanding	230,060
Net asset value per share	$10.67
Class C
Net assets	$24,820,984
Shares outstanding	2,326,474
Net asset value per share	$10.67
Class I
Net assets	$608,841,712
Shares outstanding	57,052,109
Net asset value per share	$10.67
Class R4
Net assets	$865,274
Shares outstanding	81,218
Net asset value per share	$10.65
Class R5
Net assets	$117,056
Shares outstanding	10,988
Net asset value per share	$10.65
Class W
Net assets	$159,179,486
Shares outstanding	14,918,660
Net asset value per share	$10.67
Class Y
Net assets	$2,470
Shares outstanding	232
Net asset value per share(b)	$10.66
Class Z
Net assets	$537,860,069
Shares outstanding	50,414,158
Net asset value per share	$10.67

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Corporate Income Fund

Statement of Operations

Year Ended April 30, 2013

Net investment income
Income:
Dividends — affiliated issuers	$113,614
Interest	58,326,442
Income from securities lending — net	86,333
Total income	58,526,389
Expenses:
Investment management fees	6,237,060
Distribution and/or service fees
Class A	348,459
Class B	29,134
Class C	219,574
Class W	389,657
Transfer agent fees
Class A	262,314
Class B	5,474
Class C	41,363
Class R4(a)	101
Class R5(a)	3
Class W	293,109
Class Z	1,043,196
Administration fees	951,612
Compensation of board members	54,466
Custodian fees	22,502
Printing and postage fees	118,246
Registration fees	172,073
Professional fees	91,476
Chief compliance officer expenses	1,364
Other	41,310
Total expenses	10,322,493
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(107,556)
Fees waived by Distributor — Class C	(32,985)
Expense reductions	(2,269)
Total net expenses	10,179,683
Net investment income	48,346,706
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	76,682,641
Futures contracts	(3,620,213)
Net realized gain	73,062,428
Net change in unrealized appreciation (depreciation) on:
Investments	12,622,689
Futures contracts	(5,171,919)
Swap contracts	(2,890)
Net change in unrealized appreciation (depreciation)	7,447,880
Net realized and unrealized gain	80,510,308
Net increase in net assets resulting from operations	$128,857,014

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Corporate Income Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013(a)	Year Ended April 30, 2012(b)	Year Ended March 31, 2012
Operations
Net investment income	$48,346,706	$4,165,857	$36,458,854
Net realized gain	73,062,428	713,223	30,691,709
Net change in unrealized appreciation (depreciation)	7,447,880	14,026,562	18,700,150
Net increase in net assets resulting from operations	128,857,014	18,905,642	85,850,713
Distributions to shareholders
Net investment income
Class A	(4,247,746)	(327,834)	(3,452,265)
Class B	(67,627)	(6,678)	(113,036)
Class C	(533,389)	(36,115)	(347,843)
Class I	(20,380,660)	(1,717,322)	(11,800,140)
Class R4	(1,549)	—	—
Class R5	(177)	—	—
Class W	(4,782,370)	(435,274)	(4,768,151)
Class Y	(37)	—	—
Class Z	(18,333,520)	(1,517,431)	(17,056,600)
Net realized gains
Class A	(2,972,562)	—	—
Class B	(60,172)	—	—
Class C	(470,063)	—	—
Class I	(11,858,459)	—	—
Class R4	(50)	—	—
Class R5	(50)	—	—
Class W	(2,952,768)	—	—
Class Y	(50)	—	—
Class Z	(12,593,986)	—	—
Total distributions to shareholders	(79,255,235)	(4,040,654)	(37,538,035)
Increase (decrease) in net assets from capital stock activity	17,040,442	18,419,164	630,027,578
Total increase in net assets	66,642,221	33,284,152	678,340,256
Net assets at beginning of year	1,407,820,918	1,374,536,766	696,196,510
Net assets at end of year	$1,474,463,139	$1,407,820,918	$1,374,536,766
Excess of distributions over net investment income	$(650,351)	$(965,745)	$(1,130,505)

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Corporate Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2013(a)		Year Ended April 30, 2012(b)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	4,628,237	48,804,482	425,356	4,353,357	4,993,355	50,074,081
Distributions reinvested	597,175	6,305,905	27,243	280,608	259,437	2,600,631
Redemptions	(4,113,395)	(43,323,508)	(139,573)	(1,429,716)	(1,957,776)	(19,586,242)
Net increase	1,112,017	11,786,879	313,026	3,204,249	3,295,016	33,088,470
Class B shares
Subscriptions	48,341	509,739	4,844	49,430	95,809	956,120
Distributions reinvested	8,222	86,790	447	4,603	7,177	71,740
Redemptions(c)	(130,349)	(1,370,185)	(12,841)	(131,566)	(238,888)	(2,389,527)
Net decrease	(73,786)	(773,656)	(7,550)	(77,533)	(135,902)	(1,361,667)
Class C shares
Subscriptions	1,170,822	12,344,941	105,652	1,081,960	824,119	8,321,012
Distributions reinvested	79,202	836,527	2,720	28,015	23,640	237,133
Redemptions	(580,590)	(6,116,863)	(29,063)	(297,478)	(294,870)	(2,959,394)
Net increase	669,434	7,064,605	79,309	812,497	552,889	5,598,751
Class I shares
Subscriptions	3,787,177	40,244,010	1,239,704	12,629,402	48,386,451	481,594,926
Distributions reinvested	3,053,663	32,238,969	166,730	1,717,322	1,170,821	11,797,983
Redemptions	(5,758,306)	(60,629,655)	(446,026)	(4,567,469)	(4,713,510)	(47,364,701)
Net increase	1,082,534	11,853,324	960,408	9,779,255	44,843,762	446,028,208
Class R4 shares
Subscriptions	81,233	859,913	—	—	—	—
Distributions reinvested	143	1,519	—	—	—	—
Redemptions	(158)	(1,673)	—	—	—	—
Net increase	81,218	859,759	—	—	—	—
Class R5 shares
Subscriptions	10,974	116,293	—	—	—	—
Distributions reinvested	14	146	—	—	—	—
Net increase	10,988	116,439	—	—	—	—
Class W shares
Subscriptions	4,879,966	51,449,757	352,778	3,611,024	9,262,938	92,346,292
Distributions reinvested	732,702	7,734,957	42,259	435,264	475,611	4,768,058
Redemptions	(6,500,130)	(68,750,110)	(247,704)	(2,534,676)	(4,823,917)	(48,487,012)
Net increase (decrease)	(887,462)	(9,565,396)	147,333	1,511,612	4,914,632	48,627,338
Class Y shares
Subscriptions	231	2,500	—	—	—	—
Distributions reinvested	1	6	—	—	—	—
Net increase	232	2,506	—	—	—	—
Class Z shares
Subscriptions	18,655,505	197,776,815	880,083	8,998,731	19,227,560	192,831,438
Distributions reinvested	977,555	10,324,033	36,579	376,762	455,062	4,554,810
Redemptions	(20,149,210)	(212,404,866)	(604,028)	(6,186,409)	(9,940,269)	(99,339,770)
Net increase (decrease)	(516,150)	(4,304,018)	312,634	3,189,084	9,742,353	98,046,478
Total net increase	1,479,025	17,040,442	1,805,160	18,419,164	63,212,750	630,027,578

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b) For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Corporate Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.30		$10.19		$9.71		$9.53		$7.61		$9.06
Income from investment operations:
Net investment income	0.32		0.03		0.35		0.50		0.54		0.50
Net realized and unrealized gain (loss)	0.59		0.11		0.49		0.19		1.95		(1.45)
Total from investment operations	0.91		0.14		0.84		0.69		2.49		(0.95)
Less distributions to shareholders:
Net investment income	(0.32)		(0.03)		(0.36)		(0.51)		(0.57)		(0.50)
Net realized gains	(0.22)		—		—		—		—		—
Total distributions to shareholders	(0.54)		(0.03)		(0.36)		(0.51)		(0.57)		(0.50)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$10.67		$10.30		$10.19		$9.71		$9.53		$7.61
Total return	8.97%		1.35%		8.83%		7.43%		33.42%		(10.77%)
Ratios to average net assets(c)(d)
Total gross expenses	0.96%		0.97	%(e)	0.98	%(f)	1.03	%(g)	0.95	%(f)	1.03	%(f)
Total net expenses(h)	0.95	%(i)	0.92	%(e)	0.93	%(f)(i)	0.96	%(g)(i)	0.95	%(f)(i)	1.03	%(f)(i)
Net investment income	3.04%		3.30	%(e)	3.54%		5.14%		6.04%		5.95%
Supplemental data
Net assets, end of period (in thousands)	$140,322		$123,974		$119,473		$81,879		$85,361		$71,290
Portfolio turnover	109%		6%		183%		108%		131%		147%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class B	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.30		$10.19		$9.71		$9.53		$7.61		$9.06
Income from investment operations:
Net investment income	0.24		0.02		0.28		0.43		0.48		0.43
Net realized and unrealized gain (loss)	0.59		0.11		0.49		0.19		1.95		(1.45)
Total from investment operations	0.83		0.13		0.77		0.62		2.43		(1.02)
Less distributions to shareholders:
Net investment income	(0.24)		(0.02)		(0.29)		(0.44)		(0.51)		(0.43)
Net realized gains	(0.22)		—		—		—		—		—
Total distributions to shareholders	(0.46)		(0.02)		(0.29)		(0.44)		(0.51)		(0.43)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$10.67		$10.30		$10.19		$9.71		$9.53		$7.61
Total return	8.16%		1.29%		8.02%		6.64%		32.44%		(11.44%)
Ratios to average net assets(c)(d)
Total gross expenses	1.71%		1.72	%(e)	1.75	%(f)	1.78	%(g)	1.70	%(f)	1.78	%(f)
Total net expenses(h)	1.70	%(i)	1.67	%(e)	1.68	%(f)(i)	1.71	%(g)(i)	1.70	%(f)(i)	1.78	%(f)(i)
Net investment income	2.32%		2.55	%(e)	2.84%		4.42%		5.33%		5.17%
Supplemental data
Net assets, end of period (in thousands)	$2,455		$3,129		$3,173		$4,344		$6,583		$7,705
Portfolio turnover	109%		6%		183%		108%		131%		147%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.30		$10.19		$9.71		$9.53		$7.61		$9.06
Income from investment operations:
Net investment income	0.26		0.02		0.29		0.44		0.49		0.45
Net realized and unrealized gain (loss)	0.58		0.11		0.49		0.20		1.95		(1.45)
Total from investment operations	0.84		0.13		0.78		0.64		2.44		(1.00)
Less distributions to shareholders:
Net investment income	(0.25)		(0.02)		(0.30)		(0.46)		(0.52)		(0.45)
Net realized gains	(0.22)		—		—		—		—		—
Total distributions to shareholders	(0.47)		(0.02)		(0.30)		(0.46)		(0.52)		(0.45)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$10.67		$10.30		$10.19		$9.71		$9.53		$7.61
Total return	8.32%		1.30%		8.18%		6.79%		32.63%		(11.31%)
Ratios to average net assets(c)(d)
Total gross expenses	1.71%		1.72	%(e)	1.73	%(f)	1.78	%(g)	1.70	%(f)	1.78	%(f)
Total net expenses(h)	1.55	%(i)	1.52	%(e)	1.53	%(f)(i)	1.56	%(g)(i)	1.55	%(f)(i)	1.63	%(f)(i)
Net investment income	2.42%		2.69	%(e)	2.93%		4.55%		5.45%		5.35%
Supplemental data
Net assets, end of period (in thousands)	$24,821		$17,062		$16,074		$9,952		$11,265		$9,974
Portfolio turnover	109%		6%		183%		108%		131%		147%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
32

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,			Year Ended March 31,
Class I	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$10.30	$10.19		$9.71		$9.84
Income from investment operations:
Net investment income	0.37	0.03		0.38		0.25
Net realized and unrealized gain (loss)	0.58	0.11		0.50		(0.11)
Total from investment operations	0.95	0.14		0.88		0.14
Less distributions to shareholders:
Net investment income	(0.36)	(0.03)		(0.40)		(0.27)
Net realized gains	(0.22)	—		—		—
Total distributions to shareholders	(0.58)	(0.03)		(0.40)		(0.27)
Net asset value, end of period	$10.67	$10.30		$10.19		$9.71
Total return	9.43%	1.38%		9.23%		1.50%
Ratios to average net assets(c)(d)
Total gross expenses	0.53%	0.55	%(e)	0.54	%(f)	0.65	%(e)(f)
Total net expenses(g)	0.53%	0.55	%(e)	0.54	%(f)(h)	0.65	%(e)(f)(h)
Net investment income	3.47%	3.68	%(e)	3.81%		5.15	%(e)
Supplemental data
Net assets, end of period (in thousands)	$608,842	$576,449		$560,564		$98,729
Portfolio turnover	109%	6%		183%		108%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
33

Columbia Corporate Income Fund

Financial Highlights (continued)

Class R4	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$10.81
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain	0.07
Total from investment operations	0.21
Less distributions to shareholders:
Net investment income	(0.15)
Net realized gains	(0.22)
Total distributions to shareholders	(0.37)
Net asset value, end of period	$10.65
Total return	2.03%
Ratios to average net assets(b)
Total gross expenses	0.74	%(c)
Total net expenses(d)	0.71	%(c)
Net investment income	2.97	%(c)
Supplemental data
Net assets, end of period (in thousands)	$865
Portfolio turnover	109%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
34

Columbia Corporate Income Fund

Financial Highlights (continued)

Class R5	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$10.81
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain	0.08
Total from investment operations	0.22
Less distributions to shareholders:
Net investment income	(0.16)
Net realized gains	(0.22)
Total distributions to shareholders	(0.38)
Net asset value, end of period	$10.65
Total return	2.08%
Ratios to average net assets(b)
Total gross expenses	0.58	%(c)
Total net expenses(d)	0.58	%(c)
Net investment income	3.05	%(c)
Supplemental data
Net assets, end of period (in thousands)	$117
Portfolio turnover	109%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
35

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class W	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$10.30		$10.19		$9.71		$9.84
Income from investment operations:
Net investment income	0.32		0.03		0.35		0.23
Net realized and unrealized gain (loss)	0.59		0.11		0.49		(0.10)
Total from investment operations	0.91		0.14		0.84		0.13
Less distributions to shareholders:
Net investment income	(0.32)		(0.03)		(0.36)		(0.26)
Net realized gains	(0.22)		—		—		—
Total distributions to shareholders	(0.54)		(0.03)		(0.36)		(0.26)
Net asset value, end of period	$10.67		$10.30		$10.19		$9.71
Total return	8.97%		1.35%		8.83%		1.31%
Ratios to average net assets(c)(d)
Total gross expenses	0.96%		0.97	%(e)	0.98	%(f)	1.06	%(e)(f)
Total net expenses(g)	0.95	%(h)	0.92	%(e)	0.93	%(f)(h)	0.95	%(e)(f)(h)
Net investment income	3.06%		3.30	%(e)	3.50%		4.70	%(e)
Supplemental data
Net assets, end of period (in thousands)	$159,179		$162,775		$159,553		$104,340
Portfolio turnover	109%		6%		183%		108%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
36

Columbia Corporate Income Fund

Financial Highlights (continued)

Class Y	Year Ended April 30, 2013(a)
Per share data
Net asset value, beginning of period	$10.82
Income from investment operations:
Net investment income	0.17
Net realized and unrealized gain	0.05
Total from investment operations	0.22
Less distributions to shareholders:
Net investment income	(0.16)
Net realized gains	(0.22)
Total distributions to shareholders	(0.38)
Net asset value, end of period	$10.66
Total return	2.09%
Ratios to average net assets(b)
Total gross expenses	0.45	%(c)
Total net expenses(d)	0.45	%(c)
Net investment income	3.35	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	109%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to April 30, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
37

Columbia Corporate Income Fund

Financial Highlights (continued)

	Year Ended April 30,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.30		$10.19		$9.71		$9.53		$7.61		$9.06
Income from investment operations:
Net investment income	0.35		0.03		0.38		0.52		0.56		0.52
Net realized and unrealized gain (loss)	0.58		0.11		0.49		0.20		1.96		(1.45)
Total from investment operations	0.93		0.14		0.87		0.72		2.52		(0.93)
Less distributions to shareholders:
Net investment income	(0.34)		(0.03)		(0.39)		(0.54)		(0.60)		(0.52)
Net realized gains	(0.22)		—		—		—		—		—
Total distributions to shareholders	(0.56)		(0.03)		(0.39)		(0.54)		(0.60)		(0.52)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$10.67		$10.30		$10.19		$9.71		$9.53		$7.61
Total return	9.24%		1.37%		9.10%		7.70%		33.74%		(10.55%)
Ratios to average net assets(c)(d)
Total gross expenses	0.71%		0.72	%(e)	0.73	%(f)	0.78	%(g)	0.70	%(f)	0.78	%(f)
Total net expenses(h)	0.70	%(i)	0.67	%(e)	0.68	%(f)(i)	0.71	%(g)(i)	0.70	%(f)(i)	0.78	%(f)(i)
Net investment income	3.30%		3.55	%(e)	3.80%		5.37%		6.29%		6.22%
Supplemental data
Net assets, end of period (in thousands)	$537,860		$524,432		$515,700		$396,952		$451,195		$358,348
Portfolio turnover	109%		6%		183%		108%		131%		147%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to April 30, 2012. During the period, the Fund's fiscal year end was changed from March 31 to April 30.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
38

Columbia Corporate Income Fund

Notes to Financial Statements

April 30, 2013

Note 1. Organization

Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such

Annual Report 2013
39

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2013

exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Annual Report 2013
40

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2013

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at April 30, 2013:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	5,810,534	*
Total		5,810,534

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended April 30, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(3,620,213)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(5,171,919)

The following table is a summary of the volume of derivative instruments for the year ended April 30, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	8,672

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (Selling Participant), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Annual Report 2013
41

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2013

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2013 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2013 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Annual Report 2013
42

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2013

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Beginning November 8, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended April 30, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4*	0.19
Class R5*	0.05
Class W	0.19
Class Z	0.19

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2013, these minimum account balance fees reduced total expenses by $2,269.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares, respectively.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $299,350 for Class A, $1,479 for Class B and $12,367 for Class C shares for the year ended April 30, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole

Annual Report 2013
43

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2013

discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through August 31, 2013		Prior to August 1, 2012
Class A	0.96%		0.92%
Class B	1.71		1.67
Class C	1.71		1.67
Class I	0.58		0.62
Class R4	0.71	*	—
Class R5	0.63	*	—
Class W	0.96		0.92
Class Y	0.58	*	—
Class Z	0.71		0.67

*Annual rate is contractual from November 8, 2012 (the commencement of operations of each share class) through November 8, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$315,763
Accumulated net realized gain	(315,763)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended April 30, 2013	Period Ended April 30, 2012	Year Ended March 31, 2012
Ordinary income	$69,520,539	$4,040,654	$37,538,035
Long-term capital gains	9,734,696	—	—
Total	$79,255,235	$4,040,654	$37,538,035

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,271,485
Undistributed accumulated long-term gain	24,642,907
Unrealized appreciation	51,081,431

At April 30, 2013, the cost of investments for federal income tax purposes was $1,399,478,980 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$59,024,005
Unrealized depreciation	(7,942,574)
Net unrealized appreciation	$51,081,431

For the year ended April 30, 2013, $193,785 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2013
44

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2013

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,502,022,698 and $1,601,295,494, respectively, for the year ended April 30, 2013, of which $172,535,442 and $184,350,227, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended April 30, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At April 30, 2013, two unaffiliated shareholder accounts owned an aggregate of 36.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts.

Affiliated shareholder accounts owned 45.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended April 30, 2013.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Annual Report 2013
45

Columbia Corporate Income Fund

Notes to Financial Statements (continued)

April 30, 2013

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
46

Columbia Corporate Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Corporate Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2013

Annual Report 2013
47

Columbia Corporate Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Capital Gain Dividend	$36,096,483

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
48

Columbia Corporate Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
49

Columbia Corporate Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC since February 2012 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 184; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
50

Columbia Corporate Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Global Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, New York 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
51

This page intentionally left blank.

Annual Report 2013
52

Columbia Corporate Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
53

Columbia Corporate Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN136_04_C01_(06/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing. Four of the series changed their fiscal year end from March 31 to April 30, effective April 30, 2012.  One series changed its fiscal year end from June 30 to April 30, effective April 30, 2012. The fees presented for 2012 for the four series that changed their fiscal year end from March 31 to April 30 represents the one month period ended April 30, 2012 and the fiscal year ended March 31, 2012. The fees presented for 2012 for the one series that changed its fiscal year end from June 30 to April 30 represents the ten month period ended April 30, 2012 and the fiscal year ended June 30, 2011.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal year ended April 30, 2013, the one month period ended April 30, 2012, the ten month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and June 30, 2011 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012 (for four series)	Ten month period ended April 30, 2012 (for one series)	March 31, 2012 (for four series)	June 30, 2011 (for one series)
$127,300	$30,500	$30, 900	$135,100	$32,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for fund mergers.  Fiscal year 2011 also includes audit fees for review and provision of consent in connection with filing Form N-1A for a new share class.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal year ended April 30, 2013, the one month period ended April 30, 2012, the ten month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and June 30, 2011 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012 (for four series)	Ten month period ended April 30, 2012 (for one series)	March 31, 2012 (for four series)	June 30, 2011 (for one series)
$4,000	$0	$4,100	$36,600	$14,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2013, 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed-upon procedures related to fund mergers. Fiscal year 2012 and 2011 also includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal year ended April 30, 2013, the one month period ended April 30, 2012, the ten month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and June 30, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended April 30, 2013, the one month period ended April 30, 2012, the ten month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and June 30, 2011 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012 (for four series)	Ten month period ended April 30, 2012 (for one series)	March 31, 2012 (for four series)	June 30, 2011 (for one series)
$44,700	$0	$6,500	$29,800	$6,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

The fees for fiscal year ended April 30, 2013, the one month period ended April 30, 2012, the ten month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and June 30, 2011, shown below, for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

April 30, 2013	One month period ended April 30, 2012 (for four series)	Ten month period ended April 30, 2012 (for one series)	March 31, 2012 (for four series)	June 30, 2011 (for one series)
$3,200	$0	$0	$0	$0

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended April 30, 2013, the one month period ended April 30, 2012, the ten month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and June 30, 2011 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012 (for four series)	Ten month period ended April 30, 2012 (for one series)	March 31, 2012 (for four series)	June 30, 2011 (for one series)
$0	$0	$0	$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal year ended April 30,

2013, the one month period ended April 30, 2012, the ten month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and June 30, 2011 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012 (for four series)	Ten month period ended April 30, 2012 (for one series)	March 31, 2012 (for four series)	June 30, 2011 (for one series)
$115,000	$0	$395,800	$395,800	$495,300

In fiscal years 2013, 2012 and 2011, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013, 2012 and 2011 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended April 30, 2013, the one month period ended April 30, 2012, the ten month period ended April 30, 2012 and the fiscal years ended March 31, 2012 and June 30, 2011 are approximately as follows:

April 30, 2013	One month period ended April 30, 2012 (for four series)	Ten month period ended April 30, 2012 (for one series)	March 31, 2012 (for four series)	June 30, 2011 (for one series)
$166,900	$0	$406,400	$462,200	$516,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 24, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 24, 2013